333-104246
                                                                       811-08781

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


   REGISTRATION UNDER THE SECURITIES ACT OF 1933                        [ ]

       Pre-Effective Amendment No. ___                                  [ ]

       Post-Effective Amendment No. 2                                   [X]

                                and/or

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

       Amendment No. 19                                                 [X]

                        (Check appropriate box or boxes)


BMA Variable Life Account A
(Exact Name of Registrant)


Business Men's Assurance Company of America
(Name of Depositor)

Depositor's Telephone Number, including Area Code  (816) 218-6500

     R. David Black
     Business Men's Assurance Company of America
     2000 Wade Hampton Blvd.
     Greenville, SC 29615-1064
(Name and Address of Agent for Service)


     Copies to:

      Lynn K. Stone
      Blazzard, Grodd & Hasenauer, P.C.
      943 Post Road East
      Westport, CT 06880
      (203) 226-7866



It is proposed that this filing will become effective (check appropriate box)


    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on April 29, 2005 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





                                     PART A


           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                    issued by
                           BMA VARIABLE LIFE ACCOUNT A
                                       and
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                                 April 29, 2005

Service Center:

BMA
2000 Wade Hampton Blvd.
Greenville, SC 29615-1064
1-800-423-9398

      This prospectus describes a flexible premium adjustable variable life insurance policy (Policy) issued by Business Men's Assurance Company of America (BMA, us, our or we). The Policy is a long-term investment designed to provide life insurance protection. This prospectus provides important information that a prospective investor should know before investing.

      You can allocate all or part of your Accumulation Value to:

      o The available Investment Options (you have the investment risk, including possible loss of principal)

      o Our Fixed Account (we have the investment risk and guarantee a certain investment rate on your investment)

     THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE.


                                TABLE OF CONTENTS

                                                                            Page

POLICY BENEFITS/RISKS SUMMARY

POLICY BENEFITS

POLICY RISKS

FEE TABLE

BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

BMA VARIABLE LIFE ACCOUNT A

THE POLICY

      Ownership

      Changes to Policy

PURCHASING THE POLICY

      Premiums

      Applying For a Policy and Insurance Coverage

      Issue Ages

      Allocation of Premiums

      Free Look Period

      Lapse, Grace Period and Reinstatement

      Maturity Date

      Extension of Maturity Date

      Termination of Policy

POLICY VALUES

      Accumulation Value

      Cash Surrender Value

      Accumulation Unit Values

      Right to Refund

DEATH BENEFIT

      Settlement Options

      Insurance Riders

CHARGES AND DEDUCTIONS

GENERAL

PERIODIC CHARGES

      Monthly Deduction

      Fund Facilitation Fee

      Loan Interest Charged

      Investment Option Expenses

TRANSACTION CHARGES

      Surrender Charge

      Partial Surrender Fee

      Reduction or Elimination of the Surrender Charge

      Transfer Fee

      Taxes

                               INVESTMENT OPTIONS

      Adding, Deleting, or Substituting Investment Options

      Voting

FIXED ACCOUNT

TRANSFERS

      Dollar Cost Averaging

      Asset Rebalancing Option

      Sweep Program

      Asset Allocation Option

ACCESS TO YOUR MONEY

      Loans

      Surrenders

FEDERAL TAX MATTERS

      Life Insurance in General

      Taking Money Out of Your Policy

      Diversification and Owner Control

      Payment Options

      Business Use

STATE VARIATIONS

DISTRIBUTOR

LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

APPENDIX A--Glossary                                                  A-1

APPENDIX B--Investment Options                                        B-1

APPENDIX C


                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the benefits and risks of the Policy. More detailed information can be found in other sections of this prospectus and in the Statement of Additional Information (SAI). Appendix A to this prospectus contains a Glossary of certain words or phrases used in this prospectus.

                                 POLICY BENEFITS

PURCHASING THE POLICY

      This Policy has been designed in conjunction with a single premium immediate annuity contract. At the time you purchase the Policy you will also purchase an immediate annuity contract that will provide annuity payments to be used as the Premiums for the Policy. A single premium immediate annuity IRA contract may also be used to fund the Premiums for the Policy.

INVESTMENT OPTIONS

      You can allocate your money to our Fixed Account or to any or all of the available Investment Options.

DEATH BENEFIT

      We pay the Death Proceeds to your Beneficiary when the Insured dies. The amount of the Death Benefit depends on your Policy's Accumulation Value and, under some circumstances, the Specified Amount of your Policy.

      The actual amount payable to your Beneficiary is the Death Proceeds, which are equal to the Death Benefit less any Indebtedness, less any Monthly Deductions required if the Primary Insured dies during the Grace Period. There is a Guaranteed Minimum Death Benefit (GMDB) (provided certain payments are made and provided that you do not take a partial surrender or a loan).

      All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

SURRENDERS AND PARTIAL SURRENDERS

     Surrenders: You may terminate the Policy at any time. We will pay you the Cash Surrender Value as of the Business Day we receive your request in good order. We may assess a Surrender Charge.

      Partial Surrenders: After the first Policy Year, you may surrender a part of the Cash Surrender Value. You can make a partial surrender 12 times each Policy Year. Each partial surrender must be for at least $250. We may assess a Surrender Charge and Partial Surrender Fee. A partial surrender will affect the amount of the Death Benefit.

EXTENSION OF MATURITY DATE

      If all past due Monthly Deductions have been paid, the Policy will automatically continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date we receive your request to surrender the Policy.

TRANSFERS

      You can transfer money among the Fixed Account and the Investment Options. You can make 20 free transfers every Policy Year. After that, there is a transfer fee.

LOANS

      You may take a loan while the Policy is in force and not in a Grace Period. The amount of the loan can be any amount not to exceed the loan value, which is less than your Accumulation Value. If the Primary Insured is 85 or older, the Policy provides for an automatic loan extension. Under the loan extension, the Policy will not terminate for maximum Indebtedness.

SUPPLEMENTAL BENEFITS

      The Policy is supplemented with the following riders:

      --     Accelerated Death Benefit Rider

      --     Guaranteed Minimum Death Benefit Rider

                                  POLICY RISKS

SUITABILITY

      It may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

      You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. The Policy has been designed to meet long-term financial goals. The Policy is not suitable as a short-term investment. The Policy is not designed to serve as a vehicle for frequent trading.

INVESTMENT RISK

      If you invest your Accumulation Value in one or more of the Investment Options, you will be subject to the investment risk that the investment return may be unfavorable and your Accumulation Value could decrease. A complete discussion of the risks of each Investment Option may be found in the prospectuses for the Investment Options. If you allocate your Accumulation Value to the Fixed Account, then we credit your Policy's Accumulation Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum rate specified in your Policy.

RISK OF LAPSE

      At the end of any Policy Month, if your Cash Surrender Value is not enough to pay the Monthly Deductions for the following month, your Policy may enter a 61-day Grace Period. If sufficient Premium is not paid during the Grace Period, all coverage under the Policy and any rider(s) will terminate without value at the end of the Grace Period. Your Policy may also lapse if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, which applies if the Policy is surrendered in full. Termination of the Policy with a loan outstanding may have federal tax consequences. You may reinstate a lapsed Policy, subject to certain requirements.

SURRENDER RISKS

      The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. It is possible that you will receive no Cash Surrender Value if you surrender your Policy in the first few Policy Years. In addition, if you take a partial surrender, the Guaranteed Minimum Death Benefit rider terminates, which may result in a lower Death Benefit. If this rider terminates in the first 7 Policy Years your Policy will, in most cases, be classified as a Modified Endowment Contract ("MEC"). See "Insurance Riders--Guaranteed Minimum Death Benefit Rider" and "Tax Risks". You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.

      Even if you do not surrender your Policy, Surrender Charges may determine whether your Policy will lapse (terminate without value), because Surrender Charges affect the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse). See "Risk of Lapse" above.

      Partial surrenders are not permitted during the first Policy Year. After the first Policy Year, you can make a partial surrender 12 times each Policy Year. Partial surrenders will be limited to such amounts so that the partial surrender will not reduce the Cash Surrender Value below $500. There is a Partial Surrender Fee assessed. We may also assess a pro-rata portion of the Surrender Charge. If you make a partial surrender, the Specified Amount will be reduced.

      A surrender may have tax consequences.

LOAN RISKS

      A Policy loan, whether or not unpaid, will have a permanent effect on Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan. Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value. If you take a loan from the Policy, the Guaranteed Minimum Death Benefit rider terminates, which may result in a lower Death Benefit. If this rider terminates in the first seven Policy Years, your Policy will, in most cases, be classified as a MEC. See "Tax Risks" below.

      We reduce the amount we pay on the Primary Insured's death by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if your Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, which applies if the Policy is surrendered in full.

      If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount received plus the amount of the loan, to the extent it exceeds the cost basis in the Policy, will generally be treated as ordinary income subject to tax.

TAX RISKS

      We believe that the Policy will qualify as a life insurance contract under federal tax laws. However, due to the complexity of these laws and the limited guidance available, there is some uncertainty as to the application of these tax laws to the Policy. Assuming that the Policy qualifies as a life insurance contract, the Death Benefits payable to a Beneficiary under the Policy should be excludible from the gross income of the Beneficiary.

      Tax law classifies certain life insurance contracts as MECs depending upon the amount and timing of Premiums paid into the Policy. If the Policy is classified as a MEC, any loans or withdrawals from the Policy will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. If a Policy is not a MEC, distributions are first treated as a non-taxable return of investment in the Policy and then as taxable income. The 10% penalty does not apply to such distributions. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

      Under current federal tax rules, it is unclear under which circumstances a Policyowner, because of the degree of control he or she exercises over the investments underlying the Policy, will be considered the owner of those underlying investments. It is not known whether the ability to transfer among Investment Options or the number or type of investment choices available under the Policy would cause the Policyowner to be treated as the owner of the underlying assets, resulting in loss of favorable tax treatment for the Policy. At this time, it cannot be determined whether additional guidance will be provided by the Internal Revenue Service regarding these issues and what standards may be contained in such guidance.

      Due to the complexity of the tax laws affecting life insurance contracts, you should consult your tax advisor regarding your particular circumstances and how these laws may affect you.

      See "Federal Tax Matters" for further information about taxes.

                                    FEE TABLE

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer Accumulation Value between Investment Options.

                                Transaction Fees

Charge                                                When Charge is Deducted                         Amount Deducted
Surrender Charge(1)
                                            Upon full surrender during Policy           First year charge ranges from
Minimum and Maximum                         Years 1-10                                  $14.40-$60.00 per $1,000 of Specified
                                                                                        Amount.

Charge for female, Issue                    Upon full surrender during Policy           $37.70 per $1,000 of Specified Amount.
Age 59, standard Non-smoker                 Years 1-10

                                            Upon partial surrender                      Pro-rata portion of full Surrender
                                                                                        Charge based on proportion of
                                                                                        Accumulation Value surrendered.


Partial Surrender Fee                       Upon partial surrender                      $25

                                            Upon transfers after 20 free                $25 per transfer.
Transfer Fee                                transfers per Policy Year.

---------------------


(1) Surrender Charges vary by year of surrender, sex, Issue Age, and Rate Class of the Primary Insured. The 10 year Surrender Charge for total surrenders grades down each of the first 10 Policy Years and is zero after Policy Year 10. The Surrender Charges shown in the table may not be representative of the charge you would pay. You can obtain additional information about the charge that will apply to you by contacting our Service Center at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or by calling 1-800-423-9398. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge each Policy Year for your Policy.

      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Investment Option fees and expenses.

                     Periodic Charges Other than Investment
                            Option Operating Expenses

Charge                                                When Charge is Deducted                         Amount Deducted

Cost of Insurance(1)
(Minimum and Maximum COI Charge)                On Policy Date and monthly on each          Monthly  equivalent  of 0.88% for Policy
                                                Monthly Anniversary Day                     Years 1-10 of  Accumulation  Value up to
                                                                                            a maximum of $83.33 per $1,000 or Net
                                                                                            Amount of Risk(2)
                                                                                            Monthly equivalent of 0.63% annually
                                                                                            for Policy Years 11 and later of
                                                                                            Accumulation Value up to a maximum
                                                                                            of $83.33 per $1,000 of Net Amount of
                                                                                            Risk(2)


COI Charge for female, Issue Age 59,           On Policy Date and monthly on each           Monthly equivalent of 1.16% annually
standard Non-smoker(3)                         Monthly Anniversary Day                      for Policy Years 1-10 of Accumulation
                                                                                            Value Monthly equivalent of 0.91%
                                                                                            annually for Policy Years 11 and later
                                                                                            of Accumulation Value


Expense Charge(4)(5)                            On Policy Date and monthly on each          Monthly equivalent of 0.60%-1.33%
(Minimum and Maximum Charge)                    Monthly Anniversary Day                     annually for Policy Years 1-10 of
                                                                                            Accumulation Value(6)

Expense Charge for female, Issue Age 59,        On Policy Date and monthly on each          Monthly equivalent of 0.708% annually
standard Non-smoker(3)                          Monthly Anniversary Day                     for Policy Years 1-10 of Accumulation
                                                                                            Value(7)

Risk Charge(4)(5)                               On Policy Date and monthly on each          Monthly equivalent of 0.40%-0.70%
(Minimum and Maximum Charge)                    Monthly Anniversary Day                     annually for Policy Years 1-10 of
                                                                                            Accumulation Value(8)

Risk Charge for female, Issue Age 59,           On Policy Date and monthly on each          Monthly equivalent of 0.40% annually
standard Non-smoker(3)                          Monthly Anniversary Day                     for Policy Years 1-10 of Accumulation
                                                                                            Value(9)

Fund Facilitation Fee (10)                      Daily as part of Accumulation Unit          .20% of Accumulation Value invested
                                                value calculation                           in the Vanguard Variable Insurance Fund

Loan Interest Rate Charged                      Upon first interest payment due date        4% in arrears
                                                and on each Policy Anniversary

---------------------

(1) Cost of insurance charges vary based on the sex, Issue Age, and Rate Class of the Primary Insured and the Policy Year. The cost of insurance charges shown in the table above may not be representative of the charges you would pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges for your Policy.

(2) See "Charges and Deductions--Periodic Charges--Monthly Deduction" in this prospectus regarding the Net Amount at Risk.

(3) A female, Issue Age 59 in a standard Non-smoker class has been determined to be the representative Primary Insured.

(4) We do not deduct the Expense Charge or the Risk Charge once the Primary Insured reaches age 100.

(5) The Expense Charge and the Risk Charge vary based on the individual characteristics of the Insured. The charges shown in the table may not be representative of the charges you would pay. You can obtain additional information about the charges that will apply to you by contacting our Service Center at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or by calling 1-800-423-9398.

(6) The minimum and maximum Expense Charge for Policy Years 11 and later is 0.40%-1.13% annually of Accumulation Value.

(7) The Expense Charge for a female, Issue Age 59, standard Non-smoker for Policy Years 11 and later would be 0.508% annually of Accumulation Value.

(8) The minimum and maximum Risk Charge for Policy Years 11 and later is 0.15%-0.45% annually of Accumulation Value.

(9) The Risk Charge for a female, Issue Age 59, standard Non-smoker for Policy Years 11 and later would be 0.15% annually of Accumulation Value.

(10) The Fund Facilitation Fee is only deducted from any Accumulation Value you have invested in the Vanguard Variable Insurance Fund.

      We do not assess a charge for the Accelerated Death Benefit Rider or Guaranteed Minimum Death Benefit Rider.

      The next item shows the minimum and maximum total operating expenses charged by the Investment Options that you may pay periodically during the time that you own the Policy. More details concerning each Portfolio's fees and expenses (including Distribution and/or Service (Rule 12b-1) fees) are contained in the prospectuses for the Investment Options. In addition, see Appendix C regarding the fees and expenses for certain Investment Options which BMA intends to discontinue offering during the summer of 2005.

                  Range of Investment Option Operating Expenses

                                                                                               Minimum               Maximum

Total Annual Portfolio Operating Expenses
   (expenses that are deducted from a Portfolio's assets, including management fees,
   12b-1 fees and other expenses)                                                                .17%                  4.49%

Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense
   Reimbursement* (expenses that are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after any applicable
   waiver and/or reimbursement arrangement)                                                      .17%                  1.69%

---------------------

* The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2006, as described in more detail below.

      The following table shows the annual operating expenses for each Investment Option for the year ended December 31, 2004, before and after any applicable contractual expense reimbursements and/or waivers.

Total Annual Portfolio Operating Expenses for Each Investment Option

                                                                       Distribution              Expenses      Total     Total Net
                                                                      and/or Service              Waived      Annual       Annual
                                                           Management    (12b-1)      Other       and/or     Portfolio   Portfolio
                                                              Fees        Fees       Expenses   Reimbursed   Expenses     Expenses

AIM VARIABLE INSURANCE FUNDS
     AIM V.I. High Yield Fund (Series I Shares)(1)             .62%          --          .42%        .00%       1.04%        1.04%
     AIM V.I. Capital Development Fund (Series I Shares)(1)(2) .75%          --          .35%        .01%       1.10%        1.09%
     AIM V.I. Core Equity Fund (Series I Shares)(1)            .61%          --          .30%        .00%        .91%         .91%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      VP Value(3)(4)                                           .93%          --          .00%        .00%        .93%         .93%
      VP Income & Growth(3)(4)                                 .70%          --          .00%        .00%        .70%         .70%
      VP Ultra(3)(4)                                          1.00%          --          .00%        .00%       1.00%        1.00%

DREYFUS INVESTMENT PORTFOLIOS
      Emerging Leaders Portfolio (Initial Shares)(5)           .90%          --          .23%        .00%       1.13%        1.09%
      Small Cap Stock Index Portfolio (Service Shares)         .35%          .25%        .00%        .00%        .60%         .60%

DREYFUS STOCK INDEX FUND, INC.--Initial Shares                 .25%          --          .01%        .00%        .26%         .26%

JANUS ASPEN SERIES
      Janus Aspen Series International Growth Portfolio
         (Institutional Shares)(6)                             .64%          --          .04%        .00%        .68%         .68%
      Janus Aspen Series Small Company Value Portfolio
         (Service Shares)(7)                                   .74%        .25%         3.50%       2.80%       4.49%        1.69%

LAZARD RETIREMENT SERIES, INC.(8)
      Lazard Retirement Small Cap Portfolio                    .75%        .25%          .28%        .03%       1.28%        1.25%

LORD ABBETT SERIES FUND, INC. (Class VC Shares)
      America's Value Portfolio(9)                             .75%         --           .81%        .41%       1.56%        1.15%
      Bond Debenture Portfolio(9)                              .50%         --           .48%        .08%        .98%         .90%
      Growth and Income Portfolio                              .50%         --           .39%        .00%        .89%         .89%
      Mid-Cap Value Portfolio                                  .75%         --           .42%        .00%       1.17%        1.17%

T.ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price Blue Chip Growth Portfolio                 .85%         --           .00%          --        .85%         .85%
      T. Rowe Price Equity Income Portfolio II                 .85%        .25%          .00%          --       1.10%        1.10%
      T. Rowe Price Health Sciences Portfolio II               .95%        .25%          .00%          --       1.20%        1.20%
      T. Rowe Price Personal Strategy Balanced Portfolio(10)   .90%         --           .00%          --        .90%         .90%

VANGUARD VARIABLE INSURANCE FUND
      Mid-Cap Index Portfolio                                  .21%         --           .03%          --        .24%         .24%
      REIT Index Portfolio                                     .27%         --           .04%          --        .31%         .31%
      Total Bond Market Index Portfolio                        .14%         --           .03%          --        .17%         .17%
      Total Stock Market Index Portfolio                       .15%         --           .03%          --        .18%         .18%
      Small Company Growth Portfolio                           .44%         --           .02%          --        .46%         .46%
      Capital Growth Portfolio                                 .39%         --           .03%          --        .42%         .42%

VARIABLE INSURANCE PRODUCTS FUNDS (11)
      Fidelity VIP Overseas Portfolio (Service Class 2)        .72%        .25%          .19%        .00%       1.16%        1.16%
      Fidelity VIP Growth Portfolio (Service Class 2)          .58%        .25%          .10%        .00%        .93%         .93%
      Fidelity VIP Contrafund(R) Portfolio (Service Class 2)   .57%        .25%          .11%        .00%        .93%         .93%
      Fidelity VIP Investment Grade Bond Portfolio
         (Initial Class)                                       .43%         --           .13%        .00%        .56%         .56%
      Fidelity VIP Mid Cap Portfolio (Initial Class)           .57%         --           .14%        .00%        .71%         .71%
      Fidelity VIP Money Market Portfolio (Initial Class)      .20%         --           .09%        .00%        .29%         .29%

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% (1.05% with respect to the High Yield Fund) of average net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% (1.05% with respect to the High Yield Fund) cap: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.

(2) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees.

(3) The Fund has a stepped fee schedule. As a result, the Fund's management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease.

(4) Other expenses, which include the fees and expenses of the Fund's independent directors and their legal counsel, as well as interest, were less than 0.005% for the current fiscal year.

(5) The Dreyfus Corporation has agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the Portfolio so that the expenses (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.50% annually.

(6) Expenses are based upon expenses for the year ended December 31, 2004. All expenses are shown without the effect of any expense offset arrangement.

(7) Actual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) to certain levels until at least May 1, 2006. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund's Statement of Additional Information.

     Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets to compensate Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and administrative services to retirement or pension plan participants, variable contract owners or other underlying investors investing through institutional channels.

(8) Reflects a contractual obligation by the investment manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets. Absent this expense reimbursement, Total Portfolio Expenses for the year ended December 31, 2004 would have been 1.28%.

(9) For the year ending December 31, 2005, Lord, Abbett & Co. LLC has contractually agreed to limit each Portfolio's "Other Expenses", excluding management fees, to .40% of its average daily net assets.

(10) T. Rowe Price has voluntarily agreed to reduce the investment management fee charged to the Portfolio by the amount of expenses incurred (0.03% of average net assets) as a result of the Portfolio's investment in the T. Rowe Price Institutional High Yield Fund, Inc. The amount shown in the table does not include that reduction. After taking that reduction into account, the total amount of annual fund operating expenses would have been 0.87%.

(11) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

      Business Men's Assurance Company of America ("BMA" or "us," "ours," "we"), 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, Business Men's Assurance Company of America became a South Carolina domiciled insurance company. BMA is licensed to do business in the District of Columbia and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina.

                           BMA VARIABLE LIFE ACCOUNT A

      We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

      The assets of the Separate Account are being held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other Policies we may issue. BMA is responsible for all obligations under the Policies.

                                   THE POLICY

      The variable life insurance policy is a contract between you, the Owner, and BMA, an insurance company. The Policy is intended as a long-term investment.

      The Policy offers the following to individuals:

      o  create or conserve one's estate

      o  supplement retirement income

      o  access to funds through loans and surrenders

      The Policy offers the following to businesses:

      o  protection for the business in the event a key employee dies

      o  provide debt protection for business loans

      o create a fund for employee benefits, buy-outs and future business needs.

      The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent you allocated Premium or Accumulation Value to the Investment Options of the Separate Account, you bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

      Because the Policy is like traditional and universal life insurance, it provides a Death Benefit. When the Primary Insured dies, the Death Proceeds are paid to your Beneficiary, which should be excludible from the gross income of the Beneficiary. The tax-free Death Proceeds provide an advantageous way to accumulate money you do not think you will use in your lifetime and are a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the Policy or make a total or partial surrender.

Ownership

      Owner. You, as the Owner of the Policy, have all of the rights under the Policy. You can name a Contingent Owner. If you die while the Policy is still in force and the Primary Insured is living, ownership passes to the Contingent Owner or if none, then your estate becomes the Owner.

      Joint Owner. The Policy can be owned by Joint Owners. On the death of any Owner, the deceased Owner's interest in the Policy passes to the surviving Owner. Authorization of both Joint Owners is required for all Policy changes except for transfers of Accumulation Value and Premium allocations.

      Change of Ownership. You may name a new Owner or may name or change a Contingent Owner at any time while the Primary Insured is living. If a new Owner or Contingent Owner is named, then, unless otherwise stated, any prior designation of Contingent Owner will be voided. When acknowledged in writing by us, the change will take effect on the date the notice was signed. We will not be liable for payment made or action taken before the notice was acknowledged by us.

      Assignment. You can assign the Policy. This may be a taxable event.

      Beneficiary. The Beneficiary is the person(s) or entity you name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

Changes to Policy

      Any change in the Policy will be binding on us only when endorsed by our President, Vice President, Secretary or Assistant Secretary.

      To the extent permitted by applicable laws and regulations, we may make changes without your consent to the provisions of the Policy to comply with any applicable federal or state laws including, but not limited to, requirements for life insurance contracts under the Internal Revenue Code. You have the right to refuse such changes. However, in such an event, we cannot accept responsibility for the tax treatment of the Policy.

                              PURCHASING THE POLICY
Premiums

      The Policy is designed for 7 annual level Premium payments. In order to fund these Premium payments, you will purchase an immediate annuity contract from us, which will provide scheduled annual annuity payments to be used as the Premium payments for the Policy. The immediate annuity contract will be purchased with a single purchase payment that must be in cash. At the time the immediate annuity contract is purchased, you will also make the initial Premium payment that will be directly deposited into the Policy. The remaining 6 Premium payments are made from the immediate annuity contract. If the immediate annuity contract is purchased through an exchange for another annuity contract that you own, all 7 Premium payments will be funded by the annuity payments from the immediate annuity contract. As part of the application process you will irrevocably assign all the annuity payments to us to be applied to the Premium payments. This assignment is automatically revoked upon termination of the Policy.

     You may also fund the 7 annual Premium payments through the purchase of a single premium IRA contract from us. The contract will be an immediate annuity contract qualified as an IRA which is purchased with a single purchase payment. The single purchase payment will consist of a rollover or direct transfer from a qualified plan, a Section 403(b) annuity contract, eligible Section 457 governmental plan or another IRA.

      The immediate annuity contract will not be issued until your application for the immediate annuity and the Policy has been reviewed (including medical information) and determined by us to meet our current guidelines. Any purchase payment for the immediate annuity contract and the Policy will be held by us in a suspense account until it is determined that our guidelines have been met and the Policy will be issued. No interest will be credited to the purchase payment held during this period. In the event the Policy is not issued, the immediate annuity contract will not be issued and the purchase payment will be returned to you. If the immediate annuity contract is purchased through an exchange of another annuity contract, the exchange will not be transacted until it is determined that the guidelines have been met and the Policy will be issued. If a single premium immediate annuity IRA contract is used, the rollover or direct transfer premium payment for the IRA contract will not be accepted until it is determined that the guidelines have been met and the Policy will be issued.

      A portion of each of the annuity payments used to fund the Premiums for the Policy will be treated as a partial return of your purchase payments for the annuity contract and will not be taxable. The remaining portion of each annuity payment will be treated as taxable income for the year in which the annuity payment is made. If you exchanged a deferred annuity contract for the immediate annuity contract and are under age 59 1/2, the tax on the annuity payment includible in taxable income may also be increased by a 10% penalty.

     If you are using a single premium IRA contract as discussed above, the full value of each annuity payment will be treated as taxable income for the year in which the annuity payment is made. If you are under age 59 1/2 at the time of the annuity payment, your tax on the payment may be increased by a 10% penalty. The rules regarding rollovers, transfers and payments from qualified plans, including IRAs are very complex. You should consult your tax advisor before purchasing the single premium IRA contract to fund the annual Premium payments for the Policy.

      Federal income tax withholding will be made from annuity payments unless you elect otherwise.

      The beneficiary of the immediate annuity contract and the Beneficiary of the Policy must be the same person. If the annuitant under the immediate annuity contract and the Insured under the Policy are different persons and the annuitant dies before the final annuity payment is made, the remaining annuity payments will continue to be used to fund the Premiums for the Policy. However, if the Insured dies, the Policy pays a Death Benefit and terminates. The remaining payments under the immediate annuity contract will be paid to the annuity contract owner. If the annuitant and the Insured are the same person, any annuity payments remaining after the annuitant's death will be paid to the beneficiary in a lump sum payment (less a commutation factor) unless the annuity contract owner pre-elected that any remaining annuity payments continue to be made in installments to the beneficiary. These conditions also apply to the use of a single premium immediate annuity IRA contract.

      We have not registered the immediate annuity contract with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the immediate annuity contract.

Applying For a Policy and Insurance Coverage

      If you wish to purchase a Policy, you must submit an application to us. You must select:

            1. an Initial Specified Amount (the minimum amount is $10,000 and the maximum amount is $999,999,999.99);

            2. the amount of Premiums that you intend to pay; and

            3. the Investment Options and/or Fixed Account to which we will allocate your Premium.

      As part of the application we ask you to give us information about the proposed Primary Insured. We will review your application under our current guidelines. This review is called underwriting. We may request additional information and/or ask the Primary Insured to provide us with medical records, a physician's statement or possibly require other medical tests. After reviewing all the information we are provided about the Primary Insured, we determine the Primary Insured's Rate Class (we have a number of Rate Classes) or we may, in our sole discretion, reject the application. If we reject the application we will return the initial Premium.

      Our Underwriting Process may take some time. It will usually take about 2 days. However, it may take up to 60 days. When we complete our underwriting of your application and we have determined that the Primary Insured is an acceptable risk, we will issue you a Policy. If we issue you a Policy, Monthly Deductions begin as of the Policy Date, regardless of when we actually issue the Policy.

Issue Ages

      We currently issue to Primary Insureds whose ages are 20-74.

Allocation of Premiums

      When your application for the Policy is in good order, your initial Premium for the Policy will be moved to the Fidelity VIP Money Market Portfolio within 2 days after we have completed underwriting. It will remain in the Fidelity VIP Money Market Portfolio for 10 days (or the Free Look period required in your state). After the 10 days, we will allocate your money to the Investment Option(s) you requested in the application. All allocation directions must be in whole percentages (with a 1% minimum allocation). Any subsequent Premiums will be allocated in the same way as your first Premium unless you tell us otherwise.

Free Look Period

      If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When you cancel the Policy within this time period, we will not assess a Surrender Charge and will give you back your Premium payment less any Indebtedness. The returned Policy will be treated as if we had never issued it.

      If we do issue a Policy, on the Policy Date we will deduct the applicable Monthly Deduction.

Lapse, Grace Period and Reinstatement

      Your Policy will stay in effect as long as your Cash Surrender Value at the end of a Policy Month is sufficient to cover the Monthly Deduction for the following Policy Month, unless the Policy is on Loan Extension in which case the Policy will remain in force even if the Cash Surrender Value is zero. If your Policy is not on Loan Extension and the Cash Surrender Value of your Policy is not enough to cover this deduction, we will mail you a notice. You will have 61 days from the time the notice is mailed to you to send us the required payment. This is called the Grace Period. The Policy will stay in force during the Grace Period. If sufficient Premium is not paid within the Grace Period, all coverage under the Policy and any attached rider(s) will terminate without value at the end of the Grace Period.

      If the Primary Insured dies during the Grace Period, the Monthly Deductions required to provide coverage to the date of the Primary Insured's death will be deducted from any amounts payable under the Policy.

      The Policy will remain in force if the Cash Surrender Value is greater than the Monthly Deduction regardless of how long it has been in force.

      Unless surrendered for cash, the Policy may be reinstated within five years after the date of termination and prior to the Maturity Date.

      You must satisfy the following conditions for reinstatement:

      -- evidence of insurability satisfactory to us for all persons to be insured under the reinstated Policy;

      --     payment or reinstatement of all Indebtedness on the Policy;

      -- payment of a Premium sufficient to provide enough Accumulation Value to cover two months' Monthly Deductions due at time of termination; and

      -- payment of a Premium sufficient to keep the Policy in force for at least three Policy Months following reinstatement.

      The effective date of the reinstated Policy will be the first Monthly Anniversary Day that falls on or next following the date the application for reinstatement was approved by us.

      The length of any remaining period during which the Surrender Charge applies and the amount of any remaining Surrender Charge is the same on the date of reinstatement as on the date of termination.

Maturity Date

      The Maturity Date is the Policy Anniversary on or following the Primary Insured's 100th birthday. If the Policy is in force on the Maturity Date:

            1. all insurance benefits end; and

            2. the Accumulation Value less any Indebtedness will be paid as you direct in a lump sum or under a payment option.

      The Policy may end prior to the Maturity Date if the Cash Surrender Value is insufficient to continue coverage to such date and adequate additional Premiums are not paid (see above).

Extension of Maturity Date

      If all past Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date we receive your request to surrender the Policy for its Cash Surrender Value. Monthly Deduction amounts will no longer be deducted and additional Premiums will not be accepted. The tax consequences of continuing the Policy beyond the Insured's age 100 are unclear. You should consult a tax advisor before the Maturity Date is extended. The SAI contains additional information regarding extending the Maturity Date.

Termination of Policy

      The Policy will terminate on the earliest of these dates:

            1. the date of the Primary Insured's death;

            2. the end of the Grace Period;

            3. the date when the Indebtedness equals or exceeds the Accumulation Value, less the Surrender Charge, if any, unless the Policy is on Loan Extension;

            4. the date surrender of the Policy is effective, or;

            5. the first Monthly Anniversary Day that falls on or next following your Authorized Request to cancel the Policy.

                                  POLICY VALUES

Accumulation Value

      The Accumulation Value of your Policy is the sum of your Policy values in the Investment Options of the Separate Account, the Fixed Account and the Loan Account. Accumulation Values vary depending on Premiums paid, the investment performance of the Investment Options you choose, the interest we credit to the Fixed Account, charges we deduct, and any other transactions (such as transfers, partial surrenders and loans). We do not guarantee a minimum Accumulation Value.

Cash Surrender Value

      The Cash Surrender Value of your Policy is the Accumulation Value less the Surrender Charge, if any, which applies if the Policy is surrendered in full and less any Indebtedness.

Accumulation Unit Values

      The value of your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) you choose. In order to keep track of the value of your Policy allocated to the Investment Options, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.) The SAI contains detailed information regarding Accumulation Unit values.

      Every Business Day we determine the value of an Accumulation Unit for each of the Investment Options. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time. We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to your Policy.

      When you make a Premium payment, we credit your Policy with Accumulation Units for the selected Investment Option(s). The number of Accumulation Units credited is determined by dividing the amount of Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to your Policy.

      After the first Monthly Deduction, when we assess the Monthly Deductions, we do so by deducting Accumulation Units from your Policy. When you have selected more than one Investment Option and/or the Fixed Account, we make the deductions pro-rata from all of the Investment Options and the Fixed Account.

      When you make a partial surrender we determine the number of Accumulation Units to be deducted by dividing the amount of the partial surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from your Policy. When you make a transfer from one Investment Option to another we treat the transaction by its component parts, i.e., a surrender and a purchase.

Example:

      On Monday we receive a Premium payment from you. You have told us you want $700 of this payment to go to the Growth and Income Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an Accumulation Unit for the Growth and Income Portfolio is $12.70. We then divide $700 by $12.70 and credit your Policy on Monday night with 55.12 Accumulation Units for the Growth and Income Portfolio.

Right to Refund

      To receive the tax treatment accorded life insurance under federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, we reserve the right to return Premiums you have paid that we determine will cause any coverage under the Policy to fail to qualify or to continue to qualify as life insurance under applicable tax law or will cause it to become a MEC. Additionally, we reserve the right to make changes in the Policy or to make distributions to the extent we determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide you advance written notice of any change.

                                  DEATH BENEFIT

      The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness. If the Policy is in the Grace Period, the Death Proceeds are further reduced by the amount of the Monthly Deductions required to provide coverage to the date of the Primary Insured's death plus any Indebtedness. The Death Benefit is calculated on the date of death of the Primary Insured.

      The amount of the Death Benefit depends upon:

      o your Policy's Accumulation Value on the date of the Primary Insured's death, and

      o the Specified Amount if the Guaranteed Minimum Death Benefit Rider is in effect.

      The amount of the Death Benefit is the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below. The Policy also provides a Guaranteed Minimum Death Benefit Rider (see below).

      The applicable percentage is a percentage that is based on the Attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:

               TABLE OF MINIMUM DEATH BENEFIT CORRIDOR PERCENTAGES

                          Corridor                                   Corridor                                    Corridor
                         Percentage                                 Percentage                                  Percentage
   Attained                                     Attained                                   Attained
      Age           Male          Female          Age           Male          Female          Age           Male          Female
      ---           ----          ------          ---           ----          ------          ---           ----          ------

      20           6.3014         7.5085           50          2.4365         2.8439          75           1.3438         1.4444

      21           6.1194         7.2688           51          2.3659         2.7600          76           1.3224         1.4138

      22           5.9406         7.0358           52          2.2982         2.6792          77           1.3023         1.3849

      23           5.7645         6.8094           53          2.2334         2.6013          78           1.2833         1.3576

      24           5.5907         6.5895           54          2.1713         2.5264          79           1.2652         1.3317

      25           5.4195         6.3761           55          2.1119         2.4543          80           1.2480         1.3071

      26           5.2508         6.1689           56          2.0551         2.3847          81           1.2316         1.2840

      27           5.0852         5.9678           57          2.0006         2.3173          82           1.2161         1.2622

      28           4.9232         5.7731           58          1.9484         2.2520          83           1.2016         1.2419

      29           4.7649         5.5844           59          1.8984         2.1886          84           1.1881         1.2230

      30           4.6108         5.4016           60          1.8503         2.1271          85           1.1756         1.2055

      31           4.4610         5.2246           61          1.8043         2.0675          86           1.1640         1.1894

      32           4.3157         5.0533           62          1.7602         2.0100          87           1.1532         1.1743

      33           4.1750         4.8874           63          1.7181         1.9547          88           1.1430         1.1602

      34           4.0389         4.7271           64          1.6780         1.9019          89           1.1331         1.1469

      35           3.9073         4.5721           65          1.6398         1.8513          90           1.1235         1.1341

      36           3.7803         4.4225           66          1.6034         1.8029          91           1.1138         1.1217

      37           3.6579         4.2784           67          1.5686         1.7565          92           1.1038         1.1094

      38           3.5401         4.1398           68          1.5354         1.7118          93           1.0932         1.0970

      39           3.4267         4.0068           69          1.5037         1.6686          94           1.0818         1.0841

      40           3.3177         3.8791           70          1.4733         1.6269          95           1.0694         1.0707

      41           3.2130         3.7566           71          1.4444         1.5867          96           1.0562         1.0568

      42           3.1124         3.6391           72          1.4169         1.5482          97           1.0427         1.0429

      43           3.0157         3.5262           73          1.3910         1.5116          98           1.0299         1.0299

      44           2.9229         3.4175           74          1.3666         1.4770          99           1.0198         1.0198

      45           2.8337         3.3130                                                     100+          1.0000         1.0000

      46           2.7479         3.2122

      47           2.6655         3.1150

      48           2.5861         3.0213

      49           2.5098         2.9301

---------------------

      The above Table of Minimum Death Benefit Corridor Percentages applies to Policies issued on a standard Rate Class basis. If your Policy is issued on a substandard basis, the Table shown in your Policy (not above) will apply. The amount of the Death Benefit will be less if your Policy is issued on a substandard basis.

      After reaching the Maturity Date, the Death Benefit will equal the Accumulation Value on the date of death, unless the Guaranteed Minimum Death Benefit Rider is in effect. We do not deduct the Expense Charge or the Risk Charge once the Primary Insured reaches age 100.

Settlement Options

      There are several ways of receiving the Death Proceeds other than in a single lump sum under one of the Payment Options provisions of the Policy. The Payment Options do not vary with the performance of the Investment Options. Information regarding the Payment Options is contained in the SAI.

Insurance Riders

      Below is a summary of the insurance riders that will be issued with your Policy. You should consult the rider(s) for specific details. Not all riders are available in all states. Ask your registered representative for the particulars of your own situation.

Guaranteed Minimum Death Benefit Rider

      This rider guarantees that the Death Benefit under your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit
(GMDB) period provided that the GMDB Premium requirement has been met.

      By meeting this Premium requirement, the Policy and any riders will not lapse even if the Policy's Cash Surrender Value is not sufficient to cover the Monthly Deduction during the GMDB period.

      There is no separate charge for this rider but in order to have the GMDB provided by the rider you must meet the GMDB Premium requirement. The GMDB Premium requirement is that the sum of all Premiums paid are at least as large as the sum of the GMDB Premiums due since the Policy Date. The GMDB Premium is shown on the Policy Schedule. The GMDB Premium requirement will be met if the scheduled Premium payments from the immediate annuity are made.

      This rider will terminate when the Policy terminates, the GMDB Premium requirement is not met, or the GMDB period ends. The GMDB period is shown on the Policy Schedule and is for the lifetime of the Insured unless terminated earlier. If the Policy is reinstated, the rider remains terminated.

      In addition, if you make a partial surrender or take a loan, this rider terminates. This means that your Death Benefit amount will be the Accumulation Value multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown above. During the early years of the Policy, the Death Benefit provided by this rider may be substantially greater than the Death Benefit provided by the Policy without the rider.

      Furthermore, if the rider terminates at any time during the first seven Policy Years, the Policy will, in most cases, be classified as a MEC. In such case, any loans or surrenders will be includible in taxable income to the extent of earnings in the Policy and may be subject to a 10% penalty if you have not reached age 59 1/2. (See "Federal Tax Matters").

Accelerated Death Benefit Rider

      If the Primary Insured is terminally ill, under the Accelerated Death Benefit Rider, we will pre-pay a portion of the Death Benefit. Terminal illness is a medical condition that will cause the Primary Insured's death within 24 months. You may elect to have an Accelerated Death Benefit paid to you as the Owner. Irrevocable Beneficiaries and assignees must consent to the payment of any Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount you selected. No Premium is charged for this rider. We do not deduct a Surrender Charge or Partial Surrender Fee when a benefit is paid under this rider.

      You can choose an amount between 10% and 50% of the Death Benefit. The maximum benefit amount is the greater of $250,000 and 10% of the Death Benefit. This benefit amount may be paid as a lump sum or in 24 equal monthly installments.

      Benefits under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. If you receive an Accelerated Death Benefit amount, it may be taxable under certain circumstances, including in the case of some business related policies. You should contact your personal tax or financial advisor for specific information.

      After an Accelerated Death Benefit payment is made, the Policy will remain in force. The Policy's Premiums, Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the Accelerated Death Benefit Rider. Any outstanding loan will be reduced by the Accelerated Death Benefit percentage as described in the rider.

      This rider will terminate on the earliest of the original Policy Maturity Date or the termination of the Policy.

      The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. The amount available will be reduced by an interest charge and a loan repayment amount.

      Under certain circumstances, the payment of Accelerated Death Benefits may have adverse tax consequences. Furthermore, the payment of these benefits during the first seven Policy Years may cause the Policy to be classified as a MEC. You should consult your tax advisor to assess the impact of this benefit.

                             CHARGES AND DEDUCTIONS

GENERAL

      Charges are deducted in connection with the Policy to compensate us for:

      --     our expenses in selling the Policy;

      --     underwriting, issuing and administering the Policy;

      --     premium taxes incurred on Premiums received;

      --     providing the insurance benefits provided for in the Policy;

      --     assuming certain risks in connection with the Policy; and

      --     fund servicing functions.

      Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur. The nature and amount of these charges are more fully described below.

PERIODIC CHARGES

Monthly Deduction

      The initial Monthly Deduction is deducted on the Policy Date. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

            1. the Cost of Insurance for the following Policy Month; plus

            2. the Expense Charge; plus

            3. the Risk Charge.

      Cost of Insurance. The Cost of Insurance Charge compensates us for providing life insurance on the life of the Primary Insured for the following Policy Month. To determine the maximum amount of the charge, we first divide your then current Death Benefit by the monthly discount factor of 1.0032737. Then, we subtract your then current Accumulation Value. This result is the additional amount we are at risk for if the Primary Insured should die during the month (the net amount at risk). The Net Amount at Risk depends upon:

        o the amount of the Death Benefit on the Monthly Anniversary Day,

        o the monthly discount factor of 1.0032737, and

        o the Accumulation Value on the Monthly Anniversary Day.

      We then determine the maximum cost of insurance charge by multiplying the net amount at risk by the applicable guaranteed monthly cost of insurance rate.

      The guaranteed monthly cost of insurance rate, per $1,000 of net amount at risk, is based on:

        o Attained Age of the Primary Insured,

        o sex of the Primary Insured, and

        o Rate Class of the Primary Insured.

      Generally, the monthly Cost of Insurance charge is a percentage of the Accumulation Value, but it will not exceed the maximum Cost of Insurance Charge described above. The guaranteed Cost of Insurance Rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, (1980 CSO Table). The current percentage of the Accumulation Value is the Mortality Asset Charge, which is based on the Issue Age, sex and Rate Class of the Primary Insured and the Policy duration. The Cost of Insurance Charge is calculated as follows:

Current Per Policy Month for Policy Years 1-10:                         Monthly equivalent of 0.88%-2.86%
                                                                        annually of the Accumulation Value

Current Per Policy Month for Policy Years 11 and later:                 Monthly equivalent of 0.63%-2.61%
                                                                        annually of the Accumulation Value

      Risk Charge. We assess a Risk Charge, which is deducted as part of the Monthly Deduction. The Risk Charge is based on the Issue Age, sex and Rate Class of the Primary Insured and the Policy duration. Your Policy Schedule will show the Risk Charge for your Policy. The Risk Charge compensates us for certain risks assumed in connection with the Policy. The Risk Charge is calculated as follows:

Per Policy Month for Policy Years 1-10:                                 Monthly equivalent of 0.40%-0.70%
                                                                        annually of the Accumulation Value

Per Policy Month for Policy Years 11 and later:                         Monthly equivalent of 0.15%-0.45%
                                                                        annually of the Accumulation Value

      We do not deduct the Risk Charge once the Primary Insured reaches age 100.

      Expense Charge. We assess an Expense Charge, which is deducted as part of the Monthly Deduction. The Expense Charge is based on the Issue Age, sex and Rate Class of the Primary Insured and the Policy duration. Your Policy Schedule will show the Expense Charge for your Policy. The Expense Charge compensates us for certain expenses incurred in selling the Policy, the costs of underwriting, issuing and administering the Policy and Premium taxes incurred on Premiums received. The Expense Charge is calculated as follows:


Per Policy Month for Policy Years 1-10:                                 Monthly equivalent of 0.60%-1.33%
                                                                        annually of the Accumulation Value

Per Policy Month for Policy Years 11 and later:                         Monthly equivalent of 0.40%-1.13%
                                                                        annually of the Accumulation Value

      We do not deduct the Expense Charge once the Primary Insured reaches age 100.

      We do not assess a charge for the Accelerated Death Benefit Rider or Guaranteed Minimum Death Benefit Rider.

      Fund Facilitation Fee. We deduct a Fund Facilitation Fee, as part of our daily Accumulation Unit value calculation, for any Accumulation Value you have invested in the portfolios of Vanguard Variable Insurance Fund. The fee is equal, on an annual basis, to .20% of the Accumulation Value in the Vanguard Variable Insurance Fund. This fee is for certain fund servicing functions we perform.

Loan Interest Charged

      Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate that is shown on your Policy Schedule. The loan interest rate is 4%.

     Investment Option Expenses

      There are deductions from and expenses paid out of the assets of the various Investment Options. See the fee table in this prospectus (and Appendix
C) and the fund prospectuses for more information. The annual expenses of the Investment Options are based on data provided by the respective funds. We have not independently verified such data.

TRANSACTION CHARGES

Surrender Charge

      Under certain circumstances, a Surrender Charge may apply. If the Policy is surrendered before the 10th Policy Anniversary, a Surrender Charge may be deducted.

      Surrender Charges vary by year of surrender, Issue Age, sex and Rate Class of the Primary Insured. The Surrender Charge for total surrenders grades down each of the first 10 Policy Years and is zero after Policy Year 10. We have provided the table below that shows the maximum initial Surrender Charge per $1,000 for all of the ages in the range, for males and females and for different Rate Classes. The maximum Surrender Charge for some ages in the range will be smaller. Your Policy will be issued with a Surrender Charge Schedule that shows the Surrender Charge during each Policy Year applicable to you.


                        Maximum Initial Surrender Charges
                         Per $1,000 of Specified Amount
                                                           Male          Male          Female         Female
Issue Age                                                Standard        Rated        Standard         Rated

20-29                                                   $    16.90    $    22.33     $    14.40     $    19.21

30-39                                                        23.60         30.58          20.14          26.33

40-49                                                        32.60         41.50          27.75          35.44

50-59                                                        44.39         56.10          37.70          47.05

60-69                                                        60.00         60.00          51.53          60.00

70-74                                                        60.00         60.00          60.00          60.00

      The Surrender Charge compensates us for certain costs incurred in selling the Policy. The charge is not affected by the addition of riders. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the full Surrender Charge is assessed based on the proportion of the Accumulation Value surrendered.

Partial Surrender Fee

      When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, we will charge a Partial Surrender Fee of $25.

      The Surrender Charge and Partial Surrender Fee are deducted from the unloaned Accumulation Value of the Policy. The Partial Surrender Fee is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the surrender is made. The Partial Surrender Fee compensates us for the administrative costs associated with processing a partial surrender.

      Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Reduction or Elimination of the Surrender Charge

      We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances that reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

      Surrenders may result in taxable income. (See "Federal Tax Matters--Taking Money Out of Your Policy.")

Transfer Fee

      You can make 20 free transfers every Policy Year. If you make more than 20 transfers in a Policy Year, we will deduct a transfer fee of $25. If we do assess a transfer fee, it will be deducted from the amount transferred. The transfer fee compensates us for the administrative costs associated with processing a transfer.

      If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

Taxes

      We do not currently assess any charge for income taxes that we incur as a result of the operation of the Separate Account. We reserve the right to assess a charge for such taxes against the Separate Account or your Accumulation Value if we determine that such taxes will be incurred.

                               INVESTMENT OPTIONS

      When you buy a Policy, to the extent you have selected the Investment Options, you bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) you select.

      You should read the prospectuses for these Investment Options carefully. Copies of these prospectuses will be sent to you with your confirmation. You can obtain copies of the Investment Option prospectuses by writing us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 or calling us at 1-800-423-9398. Certain portfolios contained in the Investment Option prospectuses may not be available with your Policy. Appendix B contains a summary of the investment objectives and strategies of each Investment Option. There can be no assurance that the investment objectives will be achieved. Appendix C contains information concerning certain Investment Options which BMA intends to discontinue offering during the summer of 2005. The Investment Option prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio.

      Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies, which may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

      We may perform certain shareholder services and other administrative functions on behalf of the Investment Options or their investment advisors, distributors and/or affiliates. The amount of the compensation is not deducted from fund assets and does not decrease the fund's investment return. We may receive revenues from the Investment Options, their investment advisors, distributors and/or affiliates for the performance of these services. The revenues, which may be substantial, are ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Separate Account and another separate account of ours. These percentages differ; some Investment Options, investment advisors, distributors and/or affiliates pay us a greater percentage than others, and some do not pay us at all. Additional information regarding these payments may be contained in the prospectus and/or statements of additional information of the underlying funds.

      The investment objectives and policies of certain of the Investment Options are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisors manage. Although the objectives and policies may be similar, the investment results of the Investment Options may be higher or lower than the results of such other mutual funds. The investment advisors cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisors.

      An Investment Option's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on an Investment Option with a small asset base. An Investment Option may not experience similar performance as its assets grow.

      You can put your money in any of the Investment Options listed below.

AIM VARIABLE INSURANCE FUNDS

      Advisor: A I M Advisors, Inc.
           AIM V.I. High Yield Fund (Series I Shares)
           AIM V.I. Capital Development Fund (Series I Shares)
           AIM V.I. Core Equity Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      Advisor: American Century Investment Management, Inc.
            VP Income & Growth
            VP Value
            VP Ultra (R)

DREYFUS INVESTMENT PORTFOLIOS

      Advisor: The Dreyfus Corporation
            Emerging Leaders Portfolio (Initial Shares)
            Small Cap Stock Index Portfolio (Service Shares)

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

      Advisor: The Dreyfus Corporation (Index Fund Manager: Mellon Equity
            Associates)

JANUS ASPEN SERIES

      Advisor: Janus Capital Management LLC
        Janus Aspen Series International Growth Portfolio (Institutional Shares) Janus Aspen Series Small Company Value Portfolio (Service Shares)

LAZARD RETIREMENT SERIES, INC.

      Advisor: Lazard Asset Management LLC
            Lazard Retirement Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

      Advisor:  Lord, Abbett & Co. LLC
            America's Value Portfolio
            Bond Debenture Portfolio
            Growth and Income Portfolio
            Mid-Cap Value Portfolio

T. ROWE PRICE EQUITY SERIES, INC.

      Advisor: T. Rowe Price Associates, Inc.
            T. Rowe Price Blue Chip Growth Portfolio
            T. Rowe Price Equity Income Portfolio II
            T. Rowe Price Health Sciences Portfolio II
            T. Rowe Price Personal Strategy Balanced Portfolio

VANGUARD VARIABLE INSURANCE FUND

       Advisor: The Vanguard Group, Inc.
            Mid-Cap Index Portfolio
            REIT Index Portfolio
            Total Bond Market Index Portfolio
            Total Stock Market Index Portfolio (this portfolio received advisory services indirectly, by investing in other Vanguard funds and portfolios)

       Advisors: Granahan Investment Management, Inc. and Grantham,
          Mayo, Van Otterloo & Co. LLC
                Small Company Growth Portfolio

       Advisor: PRIMECAP Management Company
                  Capital Growth Portfolio

       Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. These portfolios may not be available in your state (check with your registered representative).

VARIABLE INSURANCE PRODUCTS FUNDS ("VIP")

      Advisor: Fidelity Management & Research Co.
            Fidelity VIP Overseas Portfolio (Service Class 2)
            Fidelity VIP Growth Portfolio (Service Class 2)
            Fidelity VIP Contrafund(R) Portfolio (Service Class 2) Fidelity VIP Investment Grade Bond Portfolio (Initial Class) Fidelity VIP Mid Cap Portfolio (Initial Class)
            Fidelity VIP Money Market Portfolio (Initial Class)


      Adding, Deleting, or Substituting Investment Options. We do not control the funds, so we cannot guarantee that any of the Investment Options will always be available. We retain the right to change the investments of the Separate Account. This means we may eliminate the shares of any Investment Option held in our Separate Account and substitute shares of another open-end management investment company for the shares of any Investment Option, if the shares of the Investment Option are no longer available for investment or if, in our judgment, investment in any Investment Option would be inappropriate in view of the purposes of the Separate Account. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

      If an Investment Option is eliminated, we will ask you to reallocate any amount in the eliminated Investment Option. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required.

      If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change.

      Voting. In accordance with our view of present applicable law, we will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions, as well as the shares we own, in the same proportion as we vote shares for which we have received instructions. The Investment Options do not hold regular meetings of shareholders.

      If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of these laws should change, and as a result we determine that we are permitted to vote the shares of the funds in our own right, we may elect to do so.

      The voting interests of the Owner in the Investment Options will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy that is allocated to an Investment Option on the record date. Fractional votes are counted.

      We will determine the number of shares that a person has a right to vote as of the record date. Voting instructions will be solicited by written communication prior to such meeting.

      Disregard of Voting Instructions. We may, when required to do so by state insurance authorities, vote shares of the Investment Options without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments that would result in changes in the sub-classification or investment objectives of the Investment Option.

                                  FIXED ACCOUNT

      The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee a minimum interest rate to investments in the Fixed Account.

      We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

                                    TRANSFERS

      You can transfer money among the Fixed Account and the Investment Options. You can make 20 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If you make more than 20 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The following apply to any transfer:

            1. The minimum amount that you can transfer from the Fixed Account or any Investment Option is $250 or your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

            2. The maximum amount that can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

            3. The minimum amount that must remain in any Investment Option or Fixed Account after a transfer is $250.

            4. A transfer will be effective as of the end of the Business Day when we receive an Authorized Request containing all the required information at the BMA Service Center.

            5. Neither we nor our BMA Service Center is liable for a transfer made in accordance with your instructions.

            6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

            7. Your right to make transfers is subject to modification if we determine, in our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

            o    a requirement of a minimum time period between each transfer;

            o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

            o limiting the dollar amount that may be transferred by an Owner at any one time.

            8. During times of drastic economic or market conditions, we may suspend the transfer privilege temporarily without notice and treat transfer requests based on their separate components--a redemption order with a simultaneous request for purchase of another Investment Option. In such a case, the redemption request would be processed at the source Investment Option's next determined Accumulation Unit value but the purchase into the new Investment Option would be effective at the next determined Accumulation Unit value for the new Investment Option only after we receive the proceeds from the Investment Option or the source Investment Option otherwise receives cash.

     Market Timing/Disruptive Transfers. Some investors try to profit from various short-term or frequent trading strategies commonly known as market timing. None of the portfolios that are Investment Options for the Policy is designed for short-term investing. Such activity may increase portfolio transaction costs, hurt performance and be disruptive to management of a portfolio (affecting an advisor's or sub-advisor's ability to effectively manage a portfolio in accordance with its investment objective and policies). BMA has adopted policies and implemented procedures to detect and deter market timing activities. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Policy.

If BMA becomes aware of potentially harmful transfer activity, restrictions may be imposed by BMA on transfers. BMA reserves the right to take actions to restrict transfers including, but not limited to:

o restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

o        restricting transfers into and out of certain investment portfolios

We attempt to detect disruptive market timing activities by monitoring the dollar amount of the transfer in proportion to the Policy size, the grouping of transfers by third parties, and the frequency of the transfers in a defined period. In addition, we may consider additional factors such as the investment objectives of the particular Investment Option involved in the transfer(s) and whether the transfer appears to be part of a pattern of transfers designed to take advantage of short-term market fluctuations or market inefficiencies. With respect to both the dollar amount and frequency, we may consider an individual transfer alone or combined with transfers from other owners owned by or under the control or influence of the same individual or entity.

If market timing activity is determined to have occurred, we will:

o Notify Owners, broker-dealers and representatives that BMA has determined transfers to be impermissible short-term trading.

o Inform the Owner and agent that all transfers going forward are required to be made by written request via U.S. mail ("snail mail"), in accordance with rights reserved in the applicable Policy.

o Inform the administrator when an Owner, broker-dealer, or representative has made transfers that appear to be violative of BMA's policy against market timing and place them on a "watch list" to monitor future transfer activity. Any transfers that are attempted by someone who is on the "watch list" must be approved by BMA prior to the execution of such transfers.

o Terminate representative appointments for purposes of issuing future business once BMA determines a representative has purposefully and intentionally placed market timing business with BMA. Representatives will be identified and terminated based on a quantifiable standard that is applied uniformly.

o Any new application that matches specific criteria (e.g. agent name or TIN, or owner name or SSN) will be pended for review prior to issuance.

We apply these policies and procedures uniformly and without exception, waiver, or special arrangement. However, we will not apply these policies and procedures in times of national emergency and/or market volatility.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures that BMA has adopted. Further, the underlying funds may also impose redemption fees on certain exchanges. Owners and other persons with interests in the Policies should be aware that BMA may not have the contractual obligation to apply the frequent trading policies and procedures of the underlying funds.

Our market timing policies and procedures apply only to individuals and entities that own this Policy. However, the underlying funds are available for use with many different variable annuity contracts, variable life insurance policies and, in the case of certain funds, directly by certain qualified retirement plans. Some of these contracts, policies and plans may have less restrictive transfer rules or no transfer restrictions at all. We do not know the effectiveness of any policies and procedures used by other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the underlying funds could incur higher expenses which may result in lower performance if undetected abusive trading practices occur.

In addition, Owners and other persons with interests in the Policies should be aware that some underlying funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the underlying funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the underlying funds (and thus Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the underlying funds.

In addition to reserving the right to modify or terminate the transfer privilege at any time, we also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds. This would include an underlying fund's refusal or restriction on purchases or redemptions of its shares as a result of the underlying fund's own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single owner). You should read the prospectuses of the underlying funds for more details.

We cannot guarantee that the funds will not be harmed by transfer activity. No assurance can be given that any or all possible forms of potentially harmful transfer activity will be identified, or that any restrictions imposed will be able to address successfully the potentially harmful transfer activity that may be identified.

Telephone Transfers. You may elect to make transfers by telephone. To elect this option you must do so in an Authorized Request. If there are Joint Owners, unless we are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums. BMA reserves the right to modify or terminate telephone transfers.


Dollar Cost Averaging

      The Dollar Cost Averaging Option (DCA) allows you to systematically transfer a set amount each month from the Money Market Portfolio, the DCA 6 and DCA 12 subaccounts of the Fixed Account or the Intermediate Fixed Income Portfolio of Investors Mark Series Fund, Inc. to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

      The minimum amount that can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000. The amount required to complete your program must be in the source account in order to participate in Dollar Cost Averaging.

      All Dollar Cost Averaging transfers will be made on the 15th day of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. There are two Dollar Cost Averaging programs: 6 months and 12 months.

      If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee. Currently, there is no charge for participating in Dollar Cost Averaging. You cannot participate in Dollar Cost Averaging and the Asset Rebalancing Option at the same time.

      Dollar Cost Averaging does not assure a profit and does not protect against loss in declining markets. Dollar Cost Averaging involves continuous investment in the selected investment option(s) regardless of fluctuating price levels of the investment option(s). You should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

Asset Rebalancing Option

      We make available to the broker-dealers who sell our Policies materials that they can use to assist them in making recommendations as to investment choices within our Policies. These materials will help you and your representative determine your risk tolerance and the types of funds that match that level of risk.

      Once your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause your allocation to shift. If the unloaned Accumulation Value of your Policy is at least $5,000, you can direct us to automatically rebalance your Policy monthly, quarterly, semi-annually or annually to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will terminate if you make any transfer outside of the Investment Options you have selected under the Asset Rebalancing Option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless otherwise specified, except the 29th, 30th and 31st of each month. The transfer must be made on a Business Day. The Fixed Account is not part of Asset Rebalancing.

      If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee. Currently, there is no charge for participating in the Asset Rebalancing Option.

Asset Rebalancing Example:

      Assume that you want the Accumulation Value split between two Investment Options. You want 40% to be in the Investment Grade Bond Portfolio and 60% to be in the Mid Cap Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Investment Grade Bond Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Investment Grade Bond Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Portfolio to increase those holdings to 60%.

Sweep Program

     You  may  elect  to  have  the  interest   earned  in  the  Fixed   Account
automatically moved into another Investment Option(s) on a monthly or quarterly basis.

Asset Allocation Option

      We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with our administrative rules regarding such programs.

      We have made no independent investigation of these programs. We have only established that these programs are compatible with our administrative systems and rules.

      Even though we permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers may be disruptive to the operations of the Investment Options, and when we become aware of such disruptive practices, we may modify the transfer provisions of the Policy.

      If you participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee. Currently, BMA does not charge for participating in an asset allocation program.

                              ACCESS TO YOUR MONEY
Loans

      We will loan you money while the Policy is in force and not in a Grace Period. The Policy will be the sole security for the loan. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than 6 months.

      The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If you desire other than the above, you may specify the specific Investment Option or Fixed Account from which the transfer is to be made.

      Any Indebtedness will be deducted from any amount payable under the Policy.

      No new loan may be taken that, in combination with existing loans and accrued interest, is greater than the loan value. The minimum loan amount is $250.

      Effect of a Loan. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy loan, whether or not unpaid, will have a permanent effect on the Death Benefits and Policy values, because the amount of the Policy loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even terminate) as a result of the Policy loan.

      Furthermore, if not repaid, the Policy loan will reduce the amount of Death Benefit and Cash Surrender Value.

      If you take a loan from the Policy, the Guaranteed Minimum Death Benefit Rider terminates. See "Insurance Riders--Guaranteed Minimum Death Benefit Rider."

      Loan Value. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less:

            (a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full;

            (b) any existing Indebtedness;

            (c) interest on all Indebtedness on the Policy to the next Policy Anniversary; and

            (d) prior to the 9th Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or on or after the 9th Policy Month, an amount equal to the sum of the next 3 Monthly Deductions.

      Loan Interest (Charged). Interest is payable in arrears on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate that is shown on your Policy Schedule. The loan interest rate is 4%. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the Policy Anniversary next following the date of the loan. Loan interest that is not paid when due will be added to the amount of Indebtedness.

      If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

      Interest Credited. The Accumulation Value in the Loan Account will earn interest at a rate of 4%.

      Loan Repayment. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. Any loan repayment received will be repaid according to current Allocation of Premiums.

      Amounts received by us will be applied as Premiums unless we are otherwise instructed to apply such amounts as repayment of the loan.

      Termination for Maximum Indebtedness. The Policy, unless on Loan Extension (see below), will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after we send notice of the termination to your last known address and the last known address of any assignee of record. A termination of the Policy with a loan outstanding may have Federal income tax consequences. (See the SAI--"Federal Tax Status--Tax Treatment of Loans and Surrenders.")

      Loan Extension. If the Indebtedness equals or exceeds 90% of the Cash Surrender Value and the Attained Age of the Primary Insured is 85 or greater, then the Policy will go on Loan Extension.

      When the Policy is on Loan Extension:

            1. The portion of the Accumulation Value not securing the Indebtedness will be transferred to the Fixed Account.

            2. No new loan may be taken.

            3. No new Premium payments will be accepted.

            4. The Accumulation Value will never be less than the Indebtedness.

            5. This Policy will not terminate for maximum Indebtedness.

Surrenders

      Total Surrender. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to you as of the Business Day the Authorized Request is received in good order and our liability under the Policy will cease. We may assess a Surrender Charge.

      Partial Surrender. After the first Policy Year, you may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

            1. A partial surrender must be for at least $250.

            2. Unless you specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options. The Surrender Charge and the Partial Surrender Fee are also deducted from the Accumulation Value. You may specify if a different allocation method is to be used. However, the percentage to be taken from the Fixed Account may never be greater than the Fixed Account's percentage of the total unloaned Accumulation Value.

            3. You cannot replace the surrendered Cash Surrender Value. Unlike a loan repayment, all additional deposits will be considered Premium.

            4. Upon a partial surrender, the Specified Amount will be reduced.

            5. You can make a partial surrender 12 times each Policy Year. Partial surrenders will be limited to such amounts so that the partial surrender will not reduce the Cash Surrender Value below $500.

            6. We may assess a pro-rata portion of the Surrender Charge for any amount by which the Accumulation Value is reduced. We may also assess a Partial Surrender Fee.

      If you take a partial surrender, the Guaranteed Minimum Death Benefit Rider terminates. See "Insurance Riders--Guaranteed Minimum Death Benefit Rider."

                               FEDERAL TAX MATTERS

     Note: BMA has prepared the following information on Federal income taxes as a general discussion on the subject. It is not intended as tax advice to any person and does not purport to be a complete discussion or to cover all situations. You should consult your own tax advisor about your own circumstances. BMA has provided an additional discussion regarding taxes in the SAI.

Life Insurance in General

      Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (the Code) for life insurance.

      Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured. Estate taxes may apply.

Taking Money Out of Your Policy

      You, as the Owner, will not be taxed on increases in the value of your Policy until a distribution occurs either as a surrender or as a loan. Under the Code, certain life insurance policies are classified as MECs. The rules regarding classification as a MEC are very complex but generally depend on the amount of Premium paid into the Policy during the first 7 contract years. A reduction in the Death Benefit during the first 7 years of the Policy could also cause the Policy to be classified as a MEC. Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC will depend on the individual circumstances of each Policy.

      If your Policy is a MEC, any loans (including loans secured by assignment or pledge of the Policy) or withdrawals from the Policy will be treated as first coming from earnings and then from your investment in the Policy. Consequently, these earnings are included in taxable income. Furthermore, distributions from a Policy within two years before it becomes a MEC will be treated as distributions from a MEC.

      The Code also provides that any amount received from a MEC that is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

            (1) paid on or after the taxpayer reaches age 59 1/2;

            (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

            (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

      If your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore, any loan will be treated as Indebtedness under the Policy and not as a taxable distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan Indebtedness exceeds the total Premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

      Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer.

      (See "Federal Tax Status" in the SAI for more details.)

Diversification and Owner Control

      The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

      Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the Investment Options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of BMA and the manager of the underlying investments, no arrangement may exist between an Owner and BMA regarding specific investments or investment objectives for the underlying investments and an Owner may not communicate with the underlying investment manager or BMA regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Policy. It remains unclear to what extent under federal tax law Owners are permitted to make transfers among the Investment Options or the number and type of Investment Options Owners may select from without being considered the owner of the shares. If any guidance is provided that is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Policy, could be treated as the owner of the Investment Options.

      Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Payment Options

      Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non-taxable portions depends on the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Business Use

      Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

                                STATE VARIATIONS

      Any state variations in the Policy and riders are covered in a special policy form for use in that state. This prospectus and the SAI provide a general description of the Policy and riders. Your actual Policy and any riders are the controlling documents. You should consult your Policy and riders for further understanding of their terms and conditions and for any state-specific provisions and variances that may apply to your Policy and riders.

                                   DISTRIBUTOR

     Tamarack Distributors Inc., 100 South 5th Street, Suite 2300, Minneapolis, MN 55402, acts as the distributor of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. Tamarack Distributors Inc. was organized under the laws of the state of Missouri on February 23, 1959. Tamarack Distributors, Inc. is a member of the NASD. Tamarack Distributors Inc. is a wholly owned subsidiary of RBC Dain Rauscher Corp. and is an affiliate of BMA.

     The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also NASD registered representatives. We pay sales commissions for the combined sale of the immediate annuity contract and the Policies. (See the SAI for further information on commissions.) Commissions payable to registered representatives of a broker-dealer having a selling agreement with Tamarack Distributors Inc., and/or to registered representatives of a broker-dealer having a selling agreement with these broker-dealers, may be paid to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions. When BMA compensates a broker-dealer firm, the representative responsible for the sale of the Policy will receive a portion of the compensation based on the practice of the firm. BMA is not involved in determining the compensation of your representative. In some circumstances and to the extent permitted by applicable regulatory requirements, Tamarack Distributors Inc. may also reimburse certain sales and marketing expenses or pay other forms of special compensation to selling broker-dealers. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

      BMA may also provide financial and other types of support for educational, training and client seminars sponsored by the broker-dealer. Broker-dealers often enter into selling arrangements with a number of insurance companies to sell their variable annuity and variable life insurance contracts. These broker-dealers may classify or rank the contracts for their respective organizations on a system that is based on internal criteria that may include the level of financial and other types of support, compensation arrangements, quality of service, performance, type of contract and benefits thereunder. These classifications and rankings may influence the registered representatives in their recommendations and may present conflicts of interest.

      Owners should consult the prospectuses for the Investment Options for information concerning compensation arrangements relating to the distribution of shares of the Investment Options. Owners should consult with their broker-dealers with respect to compensation and revenue sharing arrangements involved in connection with the sale of the Policies.

      The Statement of Additional Information contains additional information regarding the distributor and sales of the Policies.

                                LEGAL PROCEEDINGS

      There are no material pending legal proceedings, other than ordinary routine litigation incidental to BMA's business, to which the Separate Account, Tamarack Distributors Inc. (the principal underwriter) or BMA is a party.

                              FINANCIAL STATEMENTS

     Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call us at 1-800-423-9398 or write to us at 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.


                                       A-2
                                   APPENDIX A

                                    GLOSSARY


      Accumulation Unit: A unit of measure used to calculate your Accumulation Value in the Investment Options of the Separate Account.

      Age: Issue Age is age last birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

      Authorized Request: A request, in a form satisfactory to us, which is received by the BMA Service Center.

      Beneficiary: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

      BMA Service Center: The address on the first page of this prospectus to which notices, requests and Premiums must be sent. All sums payable to us under the Policy are payable only at the BMA Service Center.

      Business Day: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

      Death Benefit: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured.

      Death Proceeds: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness, less any Monthly Deductions required if the Primary Insured dies during the Grace Period.

      Fixed Account: A portion of the General Account into which you can allocate Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

      General Account: Our general investment account that contains all of our assets with the exception of the Separate Account and other segregated asset accounts.

      Grace Period: The 61 days that follow the date we mail a notice to you for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

      Indebtedness: Unpaid Policy loans plus unpaid Policy loan interest.

      Initial Specified Amount: The amount of coverage that will be used to determine the Death Benefit under the Guaranteed Minimum Death Benefit Rider.

      Investment Option(s):    Those Investment Options available through the
Separate Account.

      Loan Account: An account established within our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

      Maturity Date: The date the Accumulation Value, less any Indebtedness, becomes payable to you, if the Primary Insured is then living. See the Extension of Maturity Date provisions.

      Monthly Anniversary Day: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

      Monthly Deduction: On the Policy Date and each Monthly Anniversary Day thereafter we deduct certain charges from your Policy.

      Owner: The person entitled to all the ownership rights under the Policy. The Owner is also referred to as "Policyowner," "you," "your," "yours" in this prospectus. If Joint Owners are named, all references to you or Owner shall mean Joint Owner.

      Policy Anniversary: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

      Policy Date: The date by which Policy months, years and anniversaries are measured.

      Policy Month: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

      Policy Year: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

      Premium: A payment you make toward the Policy and that does not re-pay any Indebtedness.

      Primary Insured: The person whose life is insured under the Policy.

      Rate Class: This is anything that would affect the level of your Premium, such as health status and tobacco use.

      Separate Account: A segregated asset account maintained by us in which a portion of our assets has been allocated for this and certain other policies.

      Underwriting Process: The Underwriting Process begins the day we receive your application at the BMA Service Center and ends the day we receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.


                                   APPENDIX B

                               INVESTMENT OPTIONS


       The following is a summary of the investment objectives and strategies of each Investment Option. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved. Certain portfolios may not be available in your state (check with your registered representative). Appendix C contains information about certain Investment Options, not described below, which BMA intends to discontinue offering during the summer of 2005.

AIM VARIABLE INSURANCE FUNDS

     AIM Variable Insurance Funds is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment advisor. The following Investment Options are available under the Policy:

                  AIM V. I. High Yield Fund (Series I Shares)

                          The Fund seeks to achieve a high level of current
                    income. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-investment grade debt securities, i.e., "junk bonds" and preferred stocks. The Fund may invest up to 25% of its total assets in foreign securities.


                  AIM V.I. Capital Development Fund (Series I Shares)

                          The Fund's investment objective is long-term growth of
                    capital. The Fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The Fund may also invest up to 25% of its total assets in foreign securities.

                  AIM V.I. Core Equity Fund (Series I Shares)

                          The Fund's investment objective is growth of capital.
                    The Fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Fund may also invest up to 25% of its total assets in foreign securities.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

     American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

                  VP Income & Growth

                          The Portfolio seeks capital growth by investing in
                    common stocks. Income is a secondary objective. The Portfolio will generally be invested in equity securities of companies comprising the 1500 largest publicly traded companies in the United States. The management team strives to outperform the Standard & Poor's 500 Composite Stock Price Index over time without taking on significant additional risk.

                  VP Value

                          This Portfolio seeks long-term capital growth as a
                    primary objective and income as a secondary objective. It invests in well-established companies that the Portfolio's Advisor believes are undervalued at the time of purchase.

                  VP Ultra(R)

                          The Fund seeks long-term capital growth by investing
                  in common stocks considered by management to have better-than-average prospects for appreciation.


DREYFUS INVESTMENT PORTFOLIOS

      The Dreyfus Investment Portfolios is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolios. The following Investment Options are available under the Policy:

                   Emerging Leaders Portfolio (Initial Shares)

                          The Portfolio seeks capital growth. To pursue this
                    goal, the Portfolio normally invests at least 80% of its assets in stocks of companies Dreyfus believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

                  Small Cap Stock Index Portfolio (Service Shares)

                          The Portfolio seeks to match the performance of the
                   Standard & Poor's (S&P) SmallCap 600 Index(R). To pursue this goal, the Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index.

DREYFUS STOCK INDEX FUND, INC. (Initial Share Class)

      The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

                          The objective of this Portfolio is to match, as
                    closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500). To pursue this goal, the Portfolio generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

JANUS ASPEN SERIES

      Janus Aspen Series is a mutual fund with multiple portfolios. Janus Capital Management LLC is the investment advisor. The following Investment Options are available under the Policy:

                  Janus Aspen Series International Growth Portfolio
                     (Institutional Shares)

                          The Portfolio seeks long-term growth of capital. The
                    Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may, under unusual circumstances, invest all of its assets in fewer than five countries or even a single country. The Portfolio may have significant exposure to emerging markets.

                  Janus Aspen Series Small Company Value Portfolio
                      (Service Shares)

                          The Portfolio is designed for long-term investors who
                    primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments. The Portfolio pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index.

LAZARD RETIREMENT SERIES, INC.

     Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, a New York limited liability company, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

                  Lazard Retirement Small Cap Portfolio

                          The Portfolio seeks long-term capital appreciation. It
                    invests primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000 Index(R) that the manager believes are undervalued based on their earnings, cash flow or asset values.

LORD ABBETT SERIES FUND, INC. (Class VC Shares)

     Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Lord, Abbett & Co. LLC is the investment advisor to the portfolios. The following Investment Options are available under the Policy:

                  America's Value Portfolio

                          The Fund's investment objective is to seek current
                    income and capital appreciation. To pursue this goal, the Portfolio normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. The Portfolio generally uses a value approach to identify particular investments for the Portfolio.

                  Bond Debenture Portfolio

                          The Fund's investment objective is to seek high
                    current income and the opportunity for capital appreciation to produce a high total return. To pursue its goal, the Portfolio, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants, and emerging market debt securities.

                  Growth and Income Portfolio

                          The Fund's investment objective is long-term growth of
                    capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of large, seasoned, U.S. and multinational companies that Lord Abbett & Co. LLC believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000 Index, a widely used benchmark for large-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell 1000 Index was $471 million to $382 billion. This range varies daily.

                  Mid-Cap Value Portfolio

                          The Portfolio seeks capital appreciation through
                    investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap Index, a widely used benchmark for mid-cap stock performance. As of January 31, 2005, the market capitalization range of the Russell Mid Cap Index was $606 million to $31.1 billion. This range varies daily.

T. ROWE PRICE EQUITY SERIES, INC.

     T. Rowe Price Equity Series, Inc. is a mutual fund with multiple portfolios. T. Rowe Price Associates, Inc. is the investment advisor. The following Investment Options are available under the Policy:

                  T. Rowe Price Blue Chip Growth Portfolio

                          The Blue Chip Growth Portfolio will seek long-term
                    growth of capital by investing primarily in common stocks of well- established large and medium-sized companies with the potential for above-average earnings increases. Current income is a secondary objective.

                  T. Rowe Price Equity Income Portfolio-II

                          The Equity Income Portfolio will seek to provide
                    substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. In selecting such stocks, the fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) ratios.

                  T. Rowe Price Health Sciences Portfolio-II

                          The Health Sciences Portfolio will seek long-term
                    growth of capital by investing at least 80% of net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, and the life sciences. The fund focuses primarily on U.S. stocks but may also invest up to 35% of assets in foreign securities. While the fund may purchase small-company stocks, its primary focus will be large and mid-size companies.

                  T. Rowe Price Personal Strategy Balanced Portfolio

                         The Personal Strategy Balanced Portfolio will seek the
                    highest total return over time consistent with an emphasis on both capital appreciation and income. With a portfolio generally comprising 60% stocks, 30% bonds, and 10% money market securities, the fund may be appropriate for those seeking long-term capital appreciation and income. The fund's price will fluctuate due to changes in interest rates and stock prices.

VANGUARD VARIABLE INSURANCE FUND

     Vanguard Variable Insurance Fund is a mutual fund with multiple portfolios. The Vanguard Group, Inc. is the investment advisor to certain of the Portfolios. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC are the advisors to the Small Company Growth Portfolio. PRIMECAP Management Company is the advisor to the Capital Growth Portfolio. Accumulation Value invested in Vanguard Variable Insurance Fund will be assessed a Fund Facilitation Fee. These portfolios may not be available in your state (check with your registered representative). The following Investment Options are available under the Policy:

                  Mid-Cap Index Portfolio

                          The Portfolio seeks to track the performance of the
                    MSCI US MidCap 450 Index.

                  REIT Index Portfolio

                          The Portfolio seeks to provide a high level of income
                    and moderate long- term capital appreciation by tracking the performance of the Morgan Stanley REIT Index.

                  Total Bond Market Index Portfolio

                          The Portfolio seeks to track the performance of the
                    Lehman Brothers Aggregate Bond Index.


                  Total Stock Market Index Portfolio (this Portfolio received investment advisory services indirectly, by investing in other Vanguard funds and portfolios)

                          The Portfolio seeks to track the performance of the
                    Wilshire 5000 Total Market Index.

                  Small Company Growth Portfolio

                          The Portfolio seeks to provide long-term capital
                    appreciation by investing primarily in the stocks of small companies.

                  Capital Growth Portfolio

                          The Portfolio seeks to provide long-term capital
                    appreciation by investing principally in mid- and large-capitalization stocks.

VARIABLE INSURANCE PRODUCTS FUNDS

      The Variable Insurance Products Fund is a mutual fund with multiple portfolios that are managed by Fidelity Management & Research Co. The following investment portfolios are available under the contract:

                  Fidelity VIP Overseas Portfolio (Service Class 2)

                         The VIP Overseas Portfolio seeks long-term growth of
                    capital by investing at least 80% of assets in non-U.S. securities. The Portfolio normally invests primarily in common stocks, allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                  Fidelity VIP Growth Portfolio (Service Class 2)

                          The VIP Growth Portfolio seeks to achieve capital
                    appreciation by normally investing primarily in common stocks. The Portfolio invests in companies that the adviser believes have above average growth potential. The Portfolio invests in domestic and foreign issuers using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                  Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

                          The VIP Contrafund Portfolio seeks long-term capital
                    appreciation by investing in securities of companies whose value the adviser believes is not fully recognized by the public. The Portfolio invests in either "growth" stocks or "value" stocks or both of domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

                  Fidelity VIP Investment Grade Bond Portfolio (Initial Class)

                          The VIP Investment Grade Bond Portfolio seeks as high
                    a level of current income as is consistent with the preservation of capital by normally investing at least 80% of assets in investment grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. The adviser manages the fund to have similar overall interest rate risk to the Lehman Brothers (R) Aggregate Bond Index.

                  Fidelity VIP Mid Cap Portfolio (Initial Class)

                          The VIP Mid Cap Portfolio seeks long-term growth of
                    capital by investing primarily in common stocks. The Portfolio normally invests at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index (S&P(R) MidCap 400)). The Portfolio invests in domestic and foreign issuers. It invests in either "growth" stocks or "value" stocks or both.

                  Fidelity VIP Money Market Portfolio (Initial Class)

                          The VIP Money Market Portfolio seeks as high a level
                    of current income as is consistent with preservation of capital and liquidity by investing in money market instruments. The Portfolio invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. The Portfolio may enter into reverse repurchase agreements. The Portfolio invests more than 25% of total assets in the financial services industries. It invests in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.



                                       APPENDIX C

PORTFOLIOS TO BE DISCONTINUED

BMA intends to discontinue offering certain Investment Options during the summer of 2005. New premiums, transfers, dollar cost averaging, asset allocation and asset rebalancing will no longer be available into the following Investment Options at the time of such discontinuance.


AIM VARIABLE INSURANCE FUNDS

           AIM V.I. Core Stock Fund (formerly known as INVESCO VIF - Core
              Equity Fund) (Series I Shares)

THE ALGER AMERICAN FUND (Class O Shares)

            Alger American Growth Portfolio
            Alger American Leveraged AllCap Portfolio
            Alger American MidCap Growth Portfolio


DREYFUS VARIABLE INVESTMENT FUND ("Dreyfus VIF")

            Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)


PORTFOLIOS TO BE SUBSTITUTED

BMA filed an Application for an Order of Substitution with the Securities and Exchange Commission to permit it to substitute shares of certain portfolios of registered investment companies for shares of the portfolios of Investors Mark Series Fund, Inc. Details of the substitution are contained in a supplement to this prospectus.

INVESTORS MARK SERIES FUND, INC.

            Intermediate Fixed Income Portfolio
            Money Market Portfolio
            Global Fixed Income Portfolio
            Mid Cap Equity Portfolio
            Small Cap Equity Portfolio
            Large Cap Growth Portfolio
            Large Cap Value Portfolio
            Growth & Income Portfolio
            Balanced Portfolio


**************************

RANGE OF INVESTMENT OPTION OPERATING EXPENSES FOR THE PORTFOLIOS
    CONTAINED IN THE PROSPECTUS AND IN THIS APPENDIX


                                                                                                             Minimum     Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from a
Portfolio's assets, including management fees, 12b-1 fees and other expenses)
                                                                                                              .17%       4.49%

Total Annual Net Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement* (expenses that
are deducted from a Portfolio's assets, including management fees, 12b-1 fees and other expenses after        .17%       3.47%
any applicable waiver and/or reimbursement arrangement)


* The range of Total Annual Net Portfolio Operating Expenses takes into account contractual arrangements for certain Portfolios that require the advisor to waive or reimburse operating expenses until at least May 1, 2006, as described in more detail below.

**********************************

The following information pertains to the portfolios described in this Appendix only.  For the fees and expenses of the other portfolios, see the table on pages ____ of the prospectus.




                                                                       Distribution              Expenses      Total     Total Net
                                                                      and/or Service              Waived      Annual       Annual
                                                           Management    (12b-1)      Other       and/or     Portfolio   Portfolio
                                                              Fees        Fees       Expenses   Reimbursed   Expenses     Expenses
AIM VARIABLE INSURANCE FUNDS
     AIM V.I. Core Stock Fund (Series I Shares)(1)(2)          .75%          --          .46%        .06%       1.21%        1.15%

THE ALGER AMERICAN FUND (Class O Shares)
      Alger American Growth Portfolio                          .75%          --          .10%        .00%        .85%         .85%
      Alger American Leveraged AllCap Portfolio                .85%          --          .12%        .00%        .97%         .97%
      Alger American MidCap Growth Portfolio                   .80%          --          .12%        .00%        .92%         .92%

DREYFUS VARIABLE INVESTMENT FUND--Initial Shares
      Dreyfus VIF Disciplined Stock Portfolio                  .75%          --          .10%        .00%        .85%         .85%

INVESTORS MARK SERIES FUND, INC.(3)
      Intermediate Fixed Income Portfolio                      .60%          --         2.16%        .00%       2.76%        2.76%
      Mid Cap Equity Portfolio                                 .80%          --         1.93%        .00%       2.73%        2.73%
      Money Market Portfolio                                   .40%          --         3.07%        .00%       3.47%        3.47%
      Global Fixed Income Portfolio                            .75%          --         1.85%        .00%       2.60%        2.60%
      Small Cap Equity Portfolio                               .95%          --         2.16%        .00%       3.11%        3.11%
      Large Cap Growth Portfolio                               .80%          --         2.01%        .00%       2.81%        2.81%
      Large Cap Value Portfolio                                .80%          --         2.04%        .00%       2.84%        2.84%
      Growth & Income Portfolio                                .80%          --         1.46%        .00%       2.26%        2.26%
      Balanced Portfolio                                       .80%          --         1.78%        .00%       2.58%        2.58%

(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the 1.30% cap: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's board of trustees;
     (v) expenses related to a merger or reorganization, as approved by the Fund's board of trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through April 30, 2006.

(2) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. See the Fund prospectus for details of the advisory fee waiver.


(3) Investors Mark Advisor, LLC ("IMA") has contractually agreed to reimburse certain expenses of each Portfolio of Investors Mark Series Fund, Inc. until May 1, 2005. IMA has undertaken to voluntarily extend this reimbursement arrangement until July 1, 2005. The expenses shown above in the table are the gross annualized expenses that each Portfolio would have incurred for the year ended December 31, 2004 if IMA had not reimbursed expenses. With the cap, actual expenses for the year ended December 31, 2004 were:

                                                               Total
                                                            Net Annual
                                                        Portfolio Expenses
                                                        ------------------
          Intermediate Fixed Income Portfolio                  .80%
          Mid Cap Equity Portfolio                             .90%
          Money Market Portfolio                               .50%
          Global Fixed Income Portfolio                       1.00%
          Small Cap Equity Portfolio                          1.05%
          Large Cap Growth Portfolio                           .90%
          Large Cap Value Portfolio                            .90%
          Growth & Income Portfolio                            .90%
          Balanced Portfolio                                   .90%



*********************


       The following is a summary of the investment objectives and strategies of each of the Investment Options listed in this Appendix. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks of each portfolio. There is no assurance that the investment objectives will be achieved.

AIM VARIABLE INSURANCE FUNDS

     AIM Variable Insurance Funds is a mutual fund with multiple portfolios.
A I M Advisors, Inc. is the investment advisor. INVESCO Institutional (N.A.), Inc. is the sub-advisor to the AIM V.I. Core Stock Fund.

                  AIM V.I. Core Stock Fund (formerly known as INVESCO VIF-Core Equity Fund) (Series I Shares)

                          The Fund seeks to provide a high total return through
                    both growth and current income. The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common and preferred stocks that the Fund holds will be dividend-paying. The Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to equity securities that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs). The Fund will normally invest up to 5% of its assets in debt securities, generally U.S. government corporate bonds that are rated investment grade or better.


THE ALGER AMERICAN FUND (Class O Shares)

     The Alger  American  Fund is a mutual fund with multiple  portfolios.  Fred
Alger  Management,   Inc.  serves  as  the  investment  advisor.

                  Alger American Growth Portfolio

                          This Portfolio seeks long-term capital appreciation.
                    It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

                  Alger American Leveraged AllCap Portfolio

                          This Portfolio seeks long-term capital appreciation.
                    Under normal circumstances, the Portfolio invests in the equity securities of companies of any size that demonstrate promising growth potential. The Portfolio can leverage, that is, borrow money, in amounts up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

                  Alger American MidCap Growth Portfolio

                          This Portfolio focuses on midsize companies with
                    promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap Growth Index and S&P MidCap 400 Index.

DREYFUS VARIABLE INVESTMENT FUND

      The Dreyfus Variable Investment Fund ("Dreyfus VIF") is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment advisor to the Portfolio.
                  Dreyfus VIF Disciplined Stock Portfolio (Initial Share Class)

                          The Portfolio seeks investment returns (consisting of
                    capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the Portfolio invests at least 80% of its assets in stocks. The Portfolio focuses on stocks of large-cap companies.

INVESTORS MARK SERIES FUND, INC.

     Investors Mark Series Fund, Inc. is managed by Investors Mark Advisor, LLC (Advisor), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios.

            Standish Mellon Asset Management Company LLC is the Sub-Advisor to the following Portfolios:

                  Intermediate Fixed Income Portfolio

                          The goal of this Portfolio is to seek a high level of
                    current income consistent with preserving capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities and the Portfolio's average dollar- weighted effective portfolio maturity will be greater than 3 years and less than 10 years.

                  Money Market Portfolio

                          The goal of this Portfolio is to seek to obtain the
                    highest level of current income while preserving capital and maintaining liquidity. It invests in carefully selected short-term fixed income securities issued by the U.S. government and its agencies and by other stable financial institutions.

                          Although the Portfolio seeks to maintain a constant
                    net asset value of $1.00 per share, there can be no assurance that the Portfolio can do so on a continuous basis. An investment in the Money Market Portfolio is not guaranteed. After charges are deducted from the annuity contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Portfolio may result in a negative investment return.

                  Global Fixed Income Portfolio

                          The Portfolio's objective is to maximize total return
                    while realizing a market level of income consistent with preserving both capital and liquidity. During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least 3 countries around the world, including the United States. Usually, the Portfolio will invest in no fewer than 8 foreign countries.

            The Boston Company Asset Management, LLC is the Sub-Advisor to the following portfolio:

                  Mid Cap Equity Portfolio

                          The goal of the Portfolio is to achieve long-term
                    growth of capital through investment primarily in equity securities of mid capitalization companies. During normal conditions, the Portfolio will invest at least 80% of its assets in securities issued by mid capitalization companies. Mid capitalization companies are those companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of approximately 400 companies with mid-market capitalizations relative to the market capitalizations of other U.S. companies. The S&P Mid-Cap 400 Index is reconstituted periodically to reflect changes in the marketplace.

            Columbia Management Advisors, Inc. is the Sub-Advisor to the following Portfolios:

                  Small Cap Equity Portfolio

                          The Portfolio seeks long-term capital appreciation.
                    During normal market conditions, the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap 600 Index ($4.89 billion as of December 31, 2004). The Portfolio's Sub-Advisor seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share.

                  Large Cap Growth Portfolio

                          The goal of this Portfolio is long-term capital
                    appreciation. The Portfolio invests, during normal market conditions, at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Portfolio's Sub-Advisor will focus on companies that it believes have long-term appreciation possibilities.

            Babson Capital Management LLC is the Sub-Advisor to the following
Portfolio:

                  Large Cap Value Portfolio

                          The goal of this Portfolio is long-term growth of
                    capital and income by investing principally in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. During normal conditions, the Portfolio invests at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets.

           Lord, Abbett & Co. LLC is the Sub-Advisor to the following Portfolio:

                  Growth & Income Portfolio

                          This Portfolio seeks to provide long-term growth of
                    capital and income without excessive fluctuation in market value. During normal market conditions, the Portfolio will primarily invest in equity securities of large, seasoned U.S. and multinational companies, of at least $5 billion in market capitalization at the time of purchase, which the Portfolio's Sub-Advisor believes are undervalued. This market capitalization may vary in response to changes in the markets.

            Kornitzer Capital Management, Inc. is the Sub-Advisor to the following Portfolio:

                  Balanced Portfolio

                          The goal of this Portfolio is both long-term capital
                    growth and high current income. It invests in both stocks and fixed income securities. The balance of stocks and bonds in the Portfolio can change based on the Portfolio Sub-Advisor's view of economic conditions, interest rates, and stock prices. Generally, the Portfolio's assets will be invested in common stocks, in high yielding corporate bonds, and in convertible securities. Convertible securities offer current income like a corporate bond, but can also provide capital appreciation through their conversion feature (the right to convert to common stock). During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income securities and a minimum of 25% of its total net assets in equity securities.


----------------------------------------------------------------------------
To learn more about the Policy, you should read the SAI dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Accumulation Values, and to request other information about the Policy, please call us toll-free at 1-800-423-9398 or write to us at our Service Center.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is available without charge upon request by calling the toll-free number shown above. The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-08781.
---------------------------------------------------------------------------




                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                    issued by

                           BMA VARIABLE LIFE ACCOUNT A

                                       and

                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus for the Flexible Premium Adjustable Variable Life Insurance Policy. For a copy of the prospectus, call or write BMA at: (800) 423-9398, 2000 Wade Hampton Blvd., Greenville, South Carolina 29615-1064.

This Statement of Additional Information and the prospectus are dated April 29, 2005.


                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION AND HISTORY OF BMA
AND THE SEPARATE ACCOUNT.................................................
         BMA ............................................................
         The Separate Account ...........................................

ADMINISTRATOR ...........................................................

CUSTODIAN ...............................................................

EXPERTS .................................................................

LEGAL OPINIONS ..........................................................

ADDITIONAL INFORMATION ABOUT THE POLICIES ...............................
         Misstatement of Age or Sex .....................................
         Our Right to Contest ...........................................
         Payment Options ................................................
         Extension of Maturity Date .....................................
         Net Amount at Risk .............................................
         Valuation of Separate Account Assets ...........................
         Suspension of Payments or Transfers ............................

SALE OF THE POLICIES.....................................................

ADDITIONAL INFORMATION ABOUT CHARGES.....................................

         Reduction or Elimination of the Surrender Charge................

PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS.......................

FEDERAL TAX STATUS.......................................................

FINANCIAL STATEMENTS.....................................................


                   GENERAL INFORMATION AND HISTORY OF BMA AND
                              THE SEPARATE ACCOUNT

BMA

Business Men's Assurance Company of America ("BMA" or "us," "ours," "we," "Company"), P.O. Box 419458, Kansas City, Missouri 64141-6458 was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, BMA became a South Carolina domiciled insurance company. BMA is licensed to do business in the District of Columbia and all states except New York. BMA is a wholly owned subsidiary of Liberty Life Insurance Company, which is an insurance company domiciled in the state of South Carolina. Prior to May 1, 2003, BMA was a wholly owned subsidiary of Assicurazioni Generali S.p.A.

The Separate Account

BMA established BMA Variable Life Account A, a separate account, on December 1, 1998 under Missouri law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended and qualifies as a "separate account" within the meaning of Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.


                                  ADMINISTRATOR

We have hired IBM Business Transformation Outsourcing Insurance Services Corporation ("administrator") 2000 Wade Hampton Blvd., Greenville, SC 29615-1064 to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and administrator. The administrator is compensated based on a minimum monthly fee for providing unit value calculations and a minimum fee for policy administration.

                                    CUSTODIAN

We hold the title to the assets of the Separate Account. These assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account.

We maintain records of all purchases and redemptions of fund shares held by each of the Subaccounts of the Separate Account.


                                     EXPERTS

The financial statements of the sub-accounts comprising the BMA Variable Life Account A as of December 31, 2004 and for the two years then ended and the consolidated financial statements of the Company as of December 31, 2004 and 2003 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accountants and independent auditors, respectively, as stated in their reports appearing herein (which reports express an unqualified opinion on the BMA Variable Life Account A as of December 31, 2004 and 2003 and for the years then ended and an unqualified opinion with an explanatory paragraph relating to the business combination accounted for as a purchase in 2003 on the consolidated financial statements of the Company as of December 31, 2004 and 2003 and for the years then ended), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 1200 Bank of America Plaza, 7 North Laurens Street, Greenville, SC 29601.

The financial statements of the BMA Variable Life Account A for the year ended December 31, 2002 and the Consolidated Financial Statements of Business Men's Assurance Company of America for the year ended December 31, 2002 have been audited by PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105, independent accountants, as set forth in their reports, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.


                    ADDITIONAL INFORMATION ABOUT THE POLICIES

Misstatement of Age or Sex

The Age of the Primary Insured is the Age as of his or her last birthday on the Policy Date or Policy Anniversary. We determine this from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, we will adjust the Death Benefit to that which would be purchased by the most recent cost of insurance charge at the correct age and sex.

Our Right to Contest

We cannot contest the validity of the Policy and any rider after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date except:

(a) for non payment of Premium; and
(b) with respect to any additional benefits or Policy riders.

If the Policy lapses and it is reinstated, BMA cannot contest any statements made in the Reinstatement application after the Policy has been in force during the lifetime of the Primary Insured for two years from the effective date of the Reinstatement application.

Suicide. If while the Policy is in force the Primary Insured commits suicide, while sane or insane, within two years from the Policy Date, the benefit payable will be limited to all Premiums paid, less indebtedness and less any prior partial surrenders. There will be a further deduction from the benefit payable for the total rider charges, if any, for additional insureds covered under the Policy.

Payment Options

The Death Proceeds may be paid in a lump sum or may be applied to one of the following Payment Options:

Option 1 - Life Annuity

Option 2 - Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed

Option 3 - Joint and Last Survivor Annuity

Option 4 - Joint  and Last  Survivor  Annuity  with 120 or 240  Monthly  Annuity
           Payments Guaranteed

Payments under the Payment Options do not vary with the performance of the Investment Options.

Consult your Policy regarding the Payment Option provisions.

Extension of Maturity Date

If all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that we receive your request to surrender the Policy for its Cash Surrender Value.

Monthly Deduction amounts will no longer be deducted from the Accumulation Value, and additional Premiums will not be accepted.

Interest on loans, if any, will continue to accrue and will be added to the total Indebtedness. Loan repayments will be accepted.

The Accelerated Death Benefit Rider will not continue past the original Policy Maturity Date.

See the prospectus "The Policy - Maturity Date."

Net Amount at Risk

The Net Amount at Risk equals the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefit") divided by 1.0032737, less the Accumulation Value.

If the Guaranteed Minimum Death Benefit rider is in effect, the Net Amount at Risk is the greater of:

1.   The Specified Amount divided by 1.0032737, less the Accumulation Value; and

2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in the prospectus under "Death Benefit") divided by 1.0032737, less the Accumulation Value.

Valuation of Separate Account Assets

The Separate Account is divided into Subaccounts. The assets are valued as follows:

Accumulation Units. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Subaccounts of the Separate Account as a result of Premiums, surrenders, transfers, or fees and charges. BMA will determine the number of Accumulation Units of a Subaccount purchased or canceled by dividing the amount allocated to (or the amount withdrawn from) the Subaccount by the dollar value of one Accumulation Unit of the Subaccount as of the end of the Business Day during which the request for the transaction is received at the Service Center.

Accumulation Unit Value. The Accumulation Unit Value for each Subaccount was arbitrarily set initially. Subsequent Accumulation Unit Values for each Subaccount are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor for the Subaccount for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

Net Investment Factor. The Net Investment Factor is equal to (1-C-D) multiplied by A divided by B, where:

A is (i) net asset value per share of the Investment Option held in the Subaccount at end of the current Business Day; plus (ii) any dividend or capital gains per share declared on behalf of such Investment Option that has an ex-dividend date within the current Business Day.

B is the net asset value per share of the Investment Option held by the Subaccount for the immediately preceding Business Day.

C is a charge factor, if any, for any taxes or any tax reserve BMA has established as a result of the operation or maintenance of the Separate Account.

D    is the Fund Facilitation Fee, if applicable.

Suspension of Payments or Transfers

We may be required to suspend or postpone any payments or transfers involving a Subaccount for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable on surrender, or Policy Loan from the Fixed Account for not more than six months.


                              SALE OF THE POLICIES

Tamarack Distributors Inc. acts as the distributor of the Policies. The offering is on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Distributor is a Missouri corporation and its home office is located at 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402. Distributor is an affiliate of BMA. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

We pay sales commissions in connection with the combined sale of the Policies and immediate annuity contracts. Currently, broker-dealers will be paid first-year commissions up to 8.25% on a single deposit based on the Insured's issue age. In Policy Years 2 and beyond, broker-dealers are paid trail commissions of up to 50 basis points based on Accumulation Value, paid quarterly.

Distributor received sales compensation with respect to the Policies in the Separate Account in the following amounts during the periods indicated:

                                                                                      Aggregate Amount of
                                                                                      Commissions Retained
                                                Aggregate Amount of                   By Distributor After
                                                Commissions Paid to                   Payments to Selling
   Fiscal Year                                     Distributor                              Firms
   -----------                                  ------------------                    -------------------
      2003                                          $ 29,933                                $ - 0 -
      2004                                          $317,123                                $ - 0 -

BMA began offering the Policies in 2003.

Distributor passes through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firm's registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship. The additional compensation may or may not be based on prior sales. Such additional compensation may give BMA greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford BMA a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2004 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Policies).

RBC Dain Rauscher
Berthel Fisher
ING
RBC Centura
H & R Block
Investors Capitol Corp.
Multi-Financial
Lasalle St. Securities
First Western Security Inc.
Stanford Group
Deutsche Bank Securities

The prospectus contains more information regarding the Distributor.


                      ADDITIONAL INFORMATION ABOUT CHARGES

Reduction or Elimination of the Surrender Charge

We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce our sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.


               PERFORMANCE INFORMATION FOR THE INVESTMENT OPTIONS

From time to time, we may report different types of historical performance for the Investment Options available under the Policy. We may report the average annual total returns of the funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the funds, but not deductions at the Separate Account or Policy level for Risk Charges and Expense Charges and Policy expenses, which, if included, would reduce performance.

At the request of a purchaser, BMA will accompany the returns of the funds with at least one of the following: (i) returns, for the same periods as shown for the funds, which include deductions under the Separate Account for the Risk Charge in addition to the deductions of fund expenses, but does not include other charges under the Policy; or (ii) a personalized illustration of Death Benefits, Accumulation Values and Cash Surrender Values. The Cash Surrender Value figures will assume all fund charges, the Risk Charge, the Expense Charge and all other Policy charges are deducted. The Accumulation Value figures will assume all charges are deducted except the Surrender Charges.

We also may distribute sales literature comparing the percentage change in the net asset values of the funds or in the Accumulation Unit Values for any of the Investment Options to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Investment Options being compared.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the Policies to be issued will qualify as "life insurance contracts" under
Section 7702. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

Introduction. The discussion herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those Federal income tax laws or of the current interpretations by the Internal Revenue Service.

BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

Diversification. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section 1.817_5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

(i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

(ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

(iii)no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

(iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

Owner Control. Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the investment options. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of BMA and the manager of the underlying investments, no arrangement may exist between a contract owner and BMA regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or BMA regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under federal tax law owners are permitted to make transfers among the investment options or the number and type of investment options owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment options.

Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

Tax Treatment of the Policy. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

Policy Proceeds. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludible from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary. For example, when all or part of the Policy or benefits under the Policy are transferred or paid to an individual two or more generations younger than the Policyowner, a generation skipping transfer tax may be owed.

Tax Treatment of Loans and Surrenders. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then surrenders and/or loans (including loans secured by assignment or pledge of the Policy) are taxable to the extent of income in the Policy. In addition, such distributions from a Policy within two years before it becomes a MEC will also be taxed in this manner. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments, including those resulting from the termination of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:

(1)  made on or after the date on which the taxpayer reaches age 59 1/2;

(2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

(3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or termination of the Policy, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will generally be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer except for, in limited circumstances, policies on "key persons" as that term is defined in the Code. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

You should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

Payment Options. Under the Payment Options, the Death Proceeds or the proceeds payable upon the Maturity Date will be paid out as annuity payments. Under the annuity tax rules in the Code, a portion of each payment in excess of an exclusion amount is includible in taxable income. The other portion of the payment is treated as a partial return of your cost basis and is not taxed. How the annuity payment is divided between taxable and non taxable portions depends on the period over which its annuity payments are expected to be made. Annuity payments received after you have recovered all of your cost basis are fully includible in income.

Multiple Policies. The Code further provides that multiple MECs which are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

Tax Treatment of Assignments. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the Owner of Your Policy.

Qualified Plans. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

Business Use. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation plans and split dollar insurance plans. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement, the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, in recent years, Congress and the IRS have adopted new rules relating to life insurance owned by businesses including split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

State Law. State regulations require that the Policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.


                              FINANCIAL STATEMENTS

The statements of net assets of the sub accounts comprising the BMA Variable Life Account A as of December 31, 2004, and the related statements of operations and changes in net assets for the years ended December 31, 2004, December 31, 2003, and December 31, 2002, and the independent registered public accounting firm's reports with respect thereto, follow.

The audited consolidated financial statements of the Company as of December 31, 2004 and 2003 and for each of the years in the three year period ended December 31, 2004, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                          BMA Variable Life Account A

                          Financial Statements as of
                         December 31, 2004 and for the
                 Years Ended December 31, 2004, 2003, and 2002
                           and Report of Independent
                         Registered Public Accounting
                                     Firm

                          BMA VARIABLE LIFE ACCOUNT A

                               TABLE OF CONTENTS

                                                                              Page
                                                                           -----------
Report of Independent Registered Public Accounting Firm...................     F-1-F-2
Financial Statements for the Years Ended December 31, 2004, 2003 and 2002:
Statements of Net Assets..................................................         F-3
Statements of Operations and Changes in Net Assets........................  F-4 - F-26
Notes to Financial Statements............................................. F-27 - F-41

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Business Men's Assurance Company
of America ("BMA") and Contract Owners of
BMA Variable Life Account A:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the BMA Variable Life Account A (the "Account") of Business Men's Assurance Company of America as of December 31, 2004, the related statements of operations and the statements of changes in net assets for the years ended December 31, 2004 and 2003 for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2004 by correspondence with the sub-accounts' custodians. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the BMA Variable Life Account A of Business Men's Assurance Company of America as of December 31, 2004, the results of their operations for the years ended December 31, 2004 and 2003 for each of the individual sub-accounts and the changes in their net assets for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP
Greenville, South Carolina
April 25, 2005

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of BMA Variable Life Account A and the Board of Directors of Business Men's Assurance Company of America:

   In our opinion, the accompanying statement of operations and changes in net assets for the year ended December 31, 2002 present fairly, in all material respects, the results of operations and changes in net assets of the sub-accounts constituting the BMA Variable Life Account A (the account) for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/  PricewaterhouseCoopers LLP
Kansas City, Missouri
February 28, 2003

                          BMA VARIABLE LIFE ACCOUNT A

                           STATEMENTS OF NET ASSETS

                               December 31, 2004

                                                     Number of   Share             Balance Sheet
                                                    Shares Owned Value     Cost       Amount
                                                    ------------ ------ ---------- -------------
Assets
Investments (Note 1):
   Investors Mark Series Fund, Inc.:
      Balanced.....................................    19,670    $11.81 $  182,581  $   232,303
      Growth and Income............................    58,498     14.94    692,686      873,966
      Large Cap Value..............................    17,689     11.94    177,215      211,210
      Small Cap Equity.............................    37,252     10.21    304,061      380,339
      Large Cap Growth.............................    32,664     10.02    385,028      327,294
      Intermediate Fixed Income....................    38,115     10.16    395,205      387,250
      Mid Cap Equity...............................    25,404     14.27    309,679      362,511
      Money Market.................................   676,654      1.00    676,654      676,654
      Global Fixed Income..........................     5,734     10.34     56,681       59,292
   Conseco Series Trust:
      Equity Portfolio.............................     1,453     24.53     31,427       35,639
      Fixed Income Portfolio.......................       138     10.10      1,359        1,397
   The Alger American Fund:
      Growth Portfolio.............................    13,084     35.12    473,580      459,500
      Leveraged AllCap Portfolio...................    17,143     30.39    444,271      520,975
      Mid Cap Growth Portfolio.....................    41,251     20.80    670,408      858,030
      Small Capitalization Portfolio...............       389     20.26      9,840        7,879
   American Century Variable Portfolios, Inc.:
      VP Income and Growth Fund....................   112,886      7.32    696,461      826,329
      VP International Fund........................     2,374      7.35     23,556       17,452
      VP Value Fund................................    47,426      8.75    333,794      414,978
   Dreyfus Socially Responsible Growth Fund, Inc...       386     25.17     12,873        9,726
   Dreyfus Stock Index Fund........................    30,604     30.89    862,678      945,349
   Dreyfus Variable Investment Fund--
      Disciplined Stock Portfolio..................     6,827     20.93    128,711      142,899
   Federated Insurance Series:
      International Equity Fund II.................       138     13.22      2,346        1,818
      Utility Fund II..............................        14      8.87        135          120
   AIM Variable Insurance Funds:
      AIM VI High Yield Fund.......................    14,491      6.45     89,561       93,470
      AIM VI Core Stock Fund.......................     7,619     18.51    125,963      141,027
   Lazard Retirement Series, Inc.--
      Retirement Small Cap Portfolio...............    39,605     16.90    499,623      669,319
   Neuberger & Berman Advisors Management Trust:
      Limited Maturity Bond Portfolio..............        36     12.82        468          456
      Partners Portfolio...........................       121     18.32      1,955        2,208
   Strong Opportunity Fund II......................       397     22.45      6,815        8,916
   Strong Variable Insurance Funds, Inc.--
      Mid Cap Growth Fund II.......................     2,143     16.36     61,308       35,057
   Van Eck Workwide Insurance Trust:
      Worldwide Emerging Markets Fund..............        21     15.21        176          321
      Worldwide Hard Assets Fund...................       435     18.36      4,998        7,992
      Worldwide Real Estate Fund...................        10     17.75        101          175
   Variable Insurance Products Fund (VIP):
      Fidelity VIP Overseas Portfolio..............    16,123     17.39    221,940      280,373
      Fidelity VIP Growth Portfolio................     5,181     31.64    146,508      163,923
   Variable Insurance Products Fund II (VIP II)--
      Fidelity VIP II Contrafund Portfolio.........    12,784     26.35    266,115      336,855
   Janus Aspen Series:
      International Growth Portfolio...............    23,784     27.18    431,487      646,460
      Growth Portfolio.............................        82     20.07      1,289        1,647
      Growth & Income Portfolio....................     1,724     15.74     20,384       27,136
                                                                        ----------  -----------
Total assets.......................................                     $8,749,920  $10,168,245
                                                                        ==========  ===========

                      See notes to financial statements.

                          BMA VARIABLE LIFE ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                         Year ended December 31, 2004

                                                                        Investors Mark Series Fund, Inc.
                                                    -----------------------------------------------------------------------
                                                               Growth     Large    Small     Large    Intermediate   Mid
                                                                and        Cap      Cap       Cap        Fixed       Cap
                                                    Balanced   Income     Value    Equity    Growth      Income     Equity
                                                    --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income........................ $  3,720  $    138  $  2,925  $     --  $     --    $ 14,100   $    157
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on investment
    transactions...................................    6,080    11,395       933    (4,664)  (34,395)      2,744     11,752
   Capital gain distributions......................      130        --        --        --        --       8,162     26,412
   Increase (decrease) in unrealized
    appreciation on investments....................   27,219    87,489    23,332    47,952    29,809      (9,886)    16,371
                                                    --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized gain (loss) on
 investments.......................................   33,429    98,884    24,265    43,288    (4,586)      1,020     54,535
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from
 operations........................................   37,149    99,022    27,190    43,288    (4,586)     15,120     54,692
Capital share transactions:
   Deposits........................................   42,191   148,396    35,327    65,252    57,811      82,266     74,516
   Surrenders and death benefits...................    1,443   (86,173)   (4,220)  (69,473)  (45,924)     (3,428)   (44,418)
   Cost of insurance...............................  (16,704)  (52,346)  (13,625)  (16,113)  (24,328)    (24,375)   (25,056)
   Contract charges................................   (1,622)   (6,078)   (1,383)   (2,446)   (2,464)     (2,658)    (2,651)
   Policy charges..................................   (1,101)   (2,200)     (988)   (1,038)   (1,232)     (1,457)    (1,511)
   Transfers between subaccounts--
    including fixed interest account...............   10,168    34,919    39,910    66,906    19,456      16,511     22,353
                                                    --------  --------  --------  --------  --------    --------   --------
Increase in net assets resulting from capital share
 transactions......................................   34,375    36,518    55,021    43,088     3,319      66,859     23,233
                                                    --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets..................   71,524   135,540    82,211    86,376    (1,267)     81,979     77,925
Net assets at beginning of year....................  160,779   738,426   128,999   293,963   328,561     305,271    284,586
                                                    --------  --------  --------  --------  --------    --------   --------
      Net assets at end of year.................... $232,303  $873,966  $211,210  $380,339  $327,294    $387,250   $362,511
                                                    ========  ========  ========  ========  ========    ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2004

                                                      Investors Mark                                  The Alger American
                                                     Series Fund, Inc.      Conseco Series Trust             Fund
                                                    ------------------  ----------------------------  ------------------
                                                                Global                        Fixed             Leveraged
                                                      Money     Fixed   Balanced   Equity    Income    Growth    AllCap
                                                      Market    Income  Portfolio Portfolio Portfolio Portfolio Portfolio
                                                    ---------  -------  --------- --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income........................ $   5,006  $    --     $--     $   115   $   67   $     --  $     --
Net realized and unrealized gain on investments:
   Net realized gain (loss) on investment
    transactions...................................        --      464       1        (171)       8    (26,407)  (27,880)
   Capital gain distributions......................        --       --      --         124       --         --        --
   Increase (decrease) in unrealized appreciation
    on investments.................................        --    1,336      (1)      6,244       (4)    50,323    65,384
                                                    ---------  -------     ---     -------   ------   --------  --------
Net realized and unrealized gain on investments....        --    1,800      --       6,197        4     23,916    37,504
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase in net assets resulting from operations...     5,006    1,800      --       6,312       71     23,916    37,504
Capital share transactions:
   Deposits........................................   728,605   20,106      --          --       --     99,139   105,594
   Surrenders and death benefits...................   (37,764)    (410)     --        (403)    (161)   (35,121)  (37,214)
   Cost of insurance...............................   (77,345)  (5,354)     --      (2,494)     (83)   (34,544)  (36,343)
   Contract charges................................    (5,224)    (378)     --        (251)     (12)    (3,324)   (3,635)
   Policy charges..................................    (2,651)    (184)     --         (75)      (8)    (1,668)   (1,595)
   Transfers between subaccounts--including
    fixed interest account.........................  (514,698)   7,649      (8)        623        8     13,308    23,386
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets resulting from
 capital share transactions........................    90,923   21,429      (8)     (2,600)    (256)    37,790    50,193
                                                    ---------  -------     ---     -------   ------   --------  --------
Increase (decrease) in net assets..................    95,929   23,229      (8)      3,712     (185)    61,706    87,697
Net assets at beginning of year....................   580,725   36,063       8      31,927    1,582    397,794   433,278
                                                    ---------  -------     ---     -------   ------   --------  --------
      Net assets at end of year.................... $ 676,654  $59,292     $--     $35,639   $1,397   $459,500  $520,975
                                                    =========  =======     ===     =======   ======   ========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2004

                                                    The Alger American        American Century Variable
                                                           Fund                   Portfolios, Inc.
                                                 -----------------------  --------------------------------
                                                                             VP                               Dreyfus
                                                                           Income                            Socially    Dreyfus
                                                  Mid Cap      Small        and          VP          VP     Responsible   Stock
                                                  Growth   Capitalization  Growth   International   Value     Growth      Index
                                                 Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                                 --------- -------------- --------  ------------- --------  ----------- --------
Net investment income--
   Ordinary dividend income..................... $     --      $   --     $ 10,782     $   114    $  3,919    $    38   $ 15,430
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment
    transactions................................  (10,315)       (976)      (8,200)     (4,818)     13,367     (1,772)   (19,225)
   Capital gain distributions...................       --          --           --          --       3,040         --         --
   Increase in unrealized appreciation on
    investments.................................  108,020       2,085       93,624       7,116      32,430      2,277     91,467
                                                 --------      ------     --------     -------    --------    -------   --------
Net realized and unrealized gain on
 investments....................................   97,705       1,109       85,424       2,298      48,837        505     72,242
                                                 --------      ------     --------     -------    --------    -------   --------
Increase in net assets resulting from
 operations.....................................   97,705       1,109       96,206       2,412      52,756        543     87,672
Capital share transactions:
   Deposits.....................................  149,822          --       97,980         284      95,709         --    176,757
   Surrenders and death benefits................  (16,032)       (577)     (58,454)     (4,358)    (60,285)    (2,105)   (24,566)
   Cost of insurance............................  (53,308)       (482)     (50,016)     (1,146)    (37,526)      (821)   (63,543)
   Contract charges.............................   (5,601)        (56)      (5,919)       (142)     (3,098)       (85)    (6,574)
   Policy charges...............................   (2,004)        (20)      (2,047)        (28)     (2,063)       (74)    (3,170)
   Transfers between subaccounts--including
    fixed interest account......................   61,798         762       17,782         (22)     11,703        (75)    18,445
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................  134,675        (373)        (674)     (5,412)      4,440     (3,160)    97,349
                                                 --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets...............  232,380         736       95,532      (3,000)     57,196     (2,617)   185,021
Net assets at beginning of year.................  625,650       7,143      730,797      20,452     357,782     12,343    760,328
                                                 --------      ------     --------     -------    --------    -------   --------
      Net assets at end of year................. $858,030      $7,879     $826,329     $17,452    $414,978    $ 9,726   $945,349
                                                 ========      ======     ========     =======    ========    =======   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2004

                                                               Dreyfus Variable       Federated
                                                               Investment Fund    Insurance Series
                                                               ---------------- --------------------
                                                                                                       INVESCO
                                                                 Disciplined    International         VIF--High
                                                                    Stock          Equity     Utility   Yield
                                                                  Portfolio        Fund II    Fund II   Fund*
                                                               ---------------- ------------- ------- ---------
Net investment income--
   Ordinary dividend income...................................     $  1,868        $   --      $  5   $   8,576
Net realized and unrealized gain (loss) on investments:
   Net realized (loss) gain on investment transactions........       (2,147)         (459)      (52)        307
   Capital gain distributions.................................           --            --        --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................       10,934           681        59      (7,093)
                                                                   --------        ------      ----   ---------
Net realized and unrealized gain (loss) on investments........        8,787           222         7      (6,786)
                                                                   --------        ------      ----   ---------
Increase in net assets resulting from operations..............       10,655           222        12       1,790
Capital share transactions:
   Deposits...................................................       21,396            --        --       6,009
   Surrenders and death benefits..............................         (472)         (493)      (75)       (426)
   Cost of insurance..........................................       (7,921)         (193)      (11)     (3,298)
   Contract charges...........................................       (1,025)          (15)       (1)       (262)
   Policy charges.............................................         (367)          (16)       (3)       (157)
   Transfers between subaccounts--including fixed
    interest account..........................................         (291)           16         5    (104,179)
                                                                   --------        ------      ----   ---------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       11,320          (701)      (85)   (102,313)
                                                                   --------        ------      ----   ---------
Increase (decrease) in net assets.............................       21,975          (479)      (73)   (100,523)
Net assets at beginning of year...............................      120,924         2,297       193     100,523
                                                                   --------        ------      ----   ---------
      Net assets at end of year...............................     $142,899        $1,818      $120   $      --
                                                                   ========        ======      ====   =========

                                                                  AIM Variable
                                                                Insurance Funds
                                                               -----------------
                                                                AIM VI   AIM VI
                                                                 High     Core
                                                                Yield    Stock
                                                                Fund*    Fund*
                                                               -------  --------
Net investment income--
   Ordinary dividend income................................... $ 2,430  $  1,206
Net realized and unrealized gain (loss) on investments:
   Net realized (loss) gain on investment transactions........     133      (689)
   Capital gain distributions.................................      --        --
   Increase (decrease) in unrealized appreciation on
    investments...............................................   3,909     5,217
                                                               -------  --------
Net realized and unrealized gain (loss) on investments........   4,042     4,528
                                                               -------  --------
Increase in net assets resulting from operations..............   6,472     5,734
Capital share transactions:
   Deposits...................................................  27,723    51,063
   Surrenders and death benefits..............................    (492)   (6,272)
   Cost of insurance..........................................  (5,933)  (15,472)
   Contract charges...........................................    (421)     (955)
   Policy charges.............................................    (309)     (908)
   Transfers between subaccounts--including fixed
    interest account..........................................  66,430       (20)
                                                               -------  --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  86,998    27,436
                                                               -------  --------
Increase (decrease) in net assets.............................  93,470    33,170
Net assets at beginning of year...............................      --   107,857
                                                               -------  --------
      Net assets at end of year............................... $93,470  $141,027
                                                               =======  ========

--------
*See Note 1

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2004

                                                                                                                   Strong
                                                                                 Neuberger & Berman               Variable
                                                               Lazard Retirement Advisors Management              Insurance
                                                                 Series, Inc.           Trust                    Funds, Inc.
                                                               ----------------- ------------------              -----------
                                                                                  Limited
                                                                  Retirement     Maturity              Strong      Mid Cap
                                                                   Small Cap       Bond    Partners  Opportunity   Growth
                                                                   Portfolio     Portfolio Portfolio   Fund II     Fund II
                                                               ----------------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income...................................     $     --        $  17    $   --    $     --     $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........       27,403            8        (1)     (2,607)     (4,709)
   Capital gain distributions.................................           --           --        --          --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................       58,584          (22)      357       4,811      10,454
                                                                   --------        -----    ------    --------     -------
Net realized and unrealized gain (loss) on investments........       85,987          (14)      356       2,204       5,745
                                                                   --------        -----    ------    --------     -------
Increase in net assets resulting from operations..............       85,987            3       356       2,204       5,745
Capital share transactions:
   Deposits...................................................      106,211           --        --         340          --
   Surrenders and death benefits..............................      (43,853)          (3)       (7)     (4,426)     (1,453)
   Cost of insurance..........................................      (56,072)        (111)      (64)       (818)     (2,420)
   Contract charges...........................................       (4,870)          (4)      (16)        (87)       (262)
   Policy charges.............................................       (1,891)          (5)       (7)        (75)        (92)
   Transfers between subaccounts--including fixed
    interest account..........................................       23,162            5         7     (10,697)         76
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       22,687         (118)      (87)    (15,763)     (4,151)
                                                                   --------        -----    ------    --------     -------
Increase (decrease) in net assets.............................      108,674         (115)      269     (13,559)      1,594
Net assets at beginning of year...............................      560,645          571     1,939      22,475      33,463
                                                                   --------        -----    ------    --------     -------
      Net assets at end of year...............................     $669,319        $ 456    $2,208    $  8,916     $35,057
                                                                   ========        =====    ======    ========     =======

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2004

                                                                                                    Variable Insurance
                                                               Van Eck Worldwide Insurance Trust    Products Fund (VIP)
                                                               --------------------------------  ------------------------
                                                               Worldwide   Worldwide  Worldwide
                                                               Emerging      Hard       Real     Fidelity VIP Fidelity VIP
                                                                Markets     Assets     Estate      Overseas      Growth
                                                                 Fund        Funds      Fund      Portfolio    Portfolio
                                                               ---------   ---------  ---------  ------------ ------------
Net investment income--
   Ordinary dividend income...................................  $    14     $   28      $  2       $  1,722     $    190
Net realized and unrealized gain on investments:
   Net realized gain (loss) on investment transactions........       72        145         8          2,983       (2,339)
   Capital gain distributions.................................       --         --        --             --           --
   (Decrease) increase in unrealized appreciation on
    investments...............................................      (21)     1,406        39         27,001        6,777
                                                                -------     ------      ----       --------     --------
Net realized and unrealized gain on investments...............       51      1,551        47         29,984        4,438
                                                                -------     ------      ----       --------     --------
Increase in net assets resulting from operations..............       65      1,579        49         31,706        4,628
Capital share transactions:
   Deposits...................................................       --         --        --         72,518       45,102
   Surrenders and death benefits..............................   (2,195)        (3)       (3)        (3,469)      (9,809)
   Cost of insurance..........................................      (90)      (470)      (19)       (19,220)     (18,020)
   Contract charges...........................................       (9)       (58)       (1)        (1,637)      (1,202)
   Policy charges.............................................       (9)        (4)       (3)        (1,338)      (1,213)
   Transfers between subaccounts--including fixed interest
    account...................................................      173          4         3         51,435          649
                                                                -------     ------      ----       --------     --------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................   (2,130)      (531)      (23)        98,289       15,507
                                                                -------     ------      ----       --------     --------
(Decrease) increase in net assets.............................   (2,065)     1,048        26        129,995       20,135
Net assets at beginning of year...............................    2,386      6,944       149        150,378      143,788
                                                                -------     ------      ----       --------     --------
      Net assets at end of year...............................  $   321     $7,992      $175       $280,373     $163,923
                                                                =======     ======      ====       ========     ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2004

                                                                             Variable
                                                                            Insurance
                                                                             Products
                                                                             Fund II
                                                                             (VIP II)         Janus Aspen Series
                                                                            ---------- --------------------------------
                                                                             Fidelity
                                                                              VIP II   International           Growth &
                                                                            Contrafund    Growth      Growth    Income
                                                                            Portfolio    Portfolio   Portfolio Portfolio
                                                                            ---------- ------------- --------- ---------
Net investment income--
   Ordinary dividend income................................................  $    483    $  5,108     $    2    $   167
Net realized and unrealized gain on investments:
   Net realized gain on investment transactions............................     4,176      23,209         38        945
   Capital gain distributions..............................................        --          --         --         --
   Increase in unrealized appreciation on investments......................    37,935      77,153         31      1,869
                                                                             --------    --------     ------    -------
Net realized and unrealized gain on investments............................    42,111     100,362         69      2,814
                                                                             --------    --------     ------    -------
Increase in net assets resulting from operations...........................    42,594     105,470         71      2,981
Capital share transactions:
   Deposits................................................................    57,743     126,091        140         --
   Surrenders and death benefits...........................................   (12,079)    (36,091)       (13)      (274)
   Cost of insurance.......................................................   (20,596)    (40,671)      (133)    (1,656)
   Contract charges........................................................    (2,109)     (4,388)       (12)      (209)
   Policy charges..........................................................      (944)     (1,768)       (12)       (48)
   Transfers between subaccounts--including fixed interest account.........    63,332       3,737         11     (3,062)
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets resulting from capital share transactions    85,347      46,910        (19)    (5,249)
                                                                             --------    --------     ------    -------
Increase (decrease) in net assets..........................................   127,941     152,380         52     (2,268)
Net assets at beginning of year............................................   208,914     494,080      1,595     29,404
                                                                             --------    --------     ------    -------
      Net assets at end of year............................................  $336,855    $646,460     $1,647    $27,136
                                                                             ========    ========     ======    =======


                      See notes to financial statements.

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                Investors Mark Series Fund, Inc.
                                            -----------------------------------------------------------------------
                                                       Growth     Large    Small     Large    Intermediate   Mid
                                                        and        Cap      Cap       Cap        Fixed       Cap
                                            Balanced   Income     Value    Equity    Growth      Income     Equity
                                            --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income................ $  3,176  $  5,181  $  1,416  $     --  $    269    $ 12,026   $    371
Net realized and unrealized gain on
 investments:
   Net realized gain (loss) on investment
    transactions...........................      886    (5,560)   (1,131)   (6,654)  (15,504)      1,835        (57)
   Capital gain distributions..............    8,272        --        --        --        --         793     11,877
   Increase (decrease) in unrealized
    appreciation on investments............   30,912   171,733    23,406    87,182    81,144      (1,765)    62,469
                                            --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized gain on
 investments...............................   40,070   166,173    22,275    80,528    65,640         863     74,289
                                            --------  --------  --------  --------  --------    --------   --------
Increase in net assets resulting from
 operations................................   43,246   171,354    23,691    80,528    65,909      12,889     74,660
Capital share transactions:
   Deposits................................   28,873   133,214    31,612    63,339    65,640      77,277     51,582
   Surrenders and death benefits...........  (10,347)  (17,575)   (6,726)   (4,111)   (4,909)     (4,736)   (11,374)
   Cost of insurance.......................  (15,517)  (53,752)  (11,546)  (15,568)  (27,159)    (22,521)   (25,034)
   Contract charges........................   (1,124)   (4,523)     (842)   (1,706)   (2,170)     (1,930)    (1,867)
   Policy charges..........................   (1,129)   (3,155)   (1,366)   (1,182)   (1,644)     (2,007)    (1,679)
   Transfers between subaccounts--
    including fixed interest account.......   (1,126)   56,146     2,783     8,598       755      32,047      7,240
                                            --------  --------  --------  --------  --------    --------   --------
(Decrease) increase in net assets resulting
 from capital share transactions...........     (370)  110,355    13,915    49,370    30,513      78,130     18,868
                                            --------  --------  --------  --------  --------    --------   --------
Increase in net assets.....................   42,876   281,709    37,606   129,898    96,422      91,019     93,528
Net assets at beginning of year............  117,903   456,717    91,393   164,065   232,139     214,252    191,058
                                            --------  --------  --------  --------  --------    --------   --------
      Net assets at end of year............ $160,779  $738,426  $128,999  $293,963  $328,561    $305,271   $284,586
                                            ========  ========  ========  ========  ========    ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                 Investors Mark
                                                                Series Fund, Inc.
                                                               ------------------

                                                                           Global
                                                                 Money     Fixed
                                                                 Market    Income
                                                               ---------  -------
Net investment income--
   Ordinary dividend income................................... $   4,314  $    --
Net realized and unrealized (loss) gain on investments:
   Net realized gain (loss) on investment transactions........        --      430
   Capital gain distributions.................................        --       --
   (Decrease) increase in unrealized appreciation on
    investments...............................................      (476)     930
                                                               ---------  -------
Net realized and unrealized (loss) gain on investments........      (476)   1,360
                                                               ---------  -------
Increase (decrease) in net assets resulting from operations...     3,838    1,360
Capital share transactions:
   Deposits...................................................   521,487   14,756
   Surrenders and death benefits..............................   (43,460)  (2,339)
   Cost of insurance..........................................  (111,342)  (5,217)
   Contract charges...........................................    (5,588)    (237)
   Policy charges.............................................    (8,426)    (206)
   Transfers between subaccounts--including fixed interest
    account...................................................  (397,053)     885
                                                               ---------  -------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................   (44,382)   7,642
                                                               ---------  -------
(Decrease) increase in net assets.............................   (40,544)   9,002
Net assets at beginning of year...............................   621,269   27,061
                                                               ---------  -------
      Net assets at end of year............................... $ 580,725  $36,063
                                                               =========  =======

                                                               Berger Institutional Products Trust (Berger IPT)
                                                               -----------------------------------------------
                                                                           Large        Small
                                                                            Cap        Company
                                                                Growth     Growth      Growth    International
                                                                 Fund       Fund        Fund         Fund
                                                                -------    --------   --------   -------------
Net investment income--
   Ordinary dividend income................................... $     1    $     22    $     --     $   4,468
Net realized and unrealized (loss) gain on investments:
   Net realized gain (loss) on investment transactions........  (2,185)    (34,010)    (17,978)     (241,614)
   Capital gain distributions.................................      --          --          --            --
   (Decrease) increase in unrealized appreciation on
    investments...............................................   2,230      35,031      17,007       189,114
                                                                -------    --------   --------     ---------
Net realized and unrealized (loss) gain on investments........      45       1,021        (971)      (52,500)
                                                                -------    --------   --------     ---------
Increase (decrease) in net assets resulting from operations...      46       1,043        (971)      (48,032)
Capital share transactions:
   Deposits...................................................      --          --          --        38,937
   Surrenders and death benefits..............................      --        (179)        (10)       (8,124)
   Cost of insurance..........................................     (36)       (512)       (330)       (8,580)
   Contract charges...........................................      (2)        (47)        (22)         (584)
   Policy charges.............................................      (3)        (19)        (11)         (532)
   Transfers between subaccounts--including fixed interest
    account...................................................  (1,384)    (26,209)    (12,232)     (305,168)
                                                                -------    --------   --------     ---------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................  (1,425)    (26,966)    (12,605)     (284,051)
                                                                -------    --------   --------     ---------
(Decrease) increase in net assets.............................  (1,379)    (25,923)    (13,576)     (332,083)
Net assets at beginning of year...............................   1,379      25,923      13,576       332,083
                                                                -------    --------   --------     ---------
      Net assets at end of year............................... $    --    $     --    $     --     $      --
                                                                =======    ========   ========     =========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                                                          The Alger American
                                                                                Conseco Series Trust             Fund
                                                                            ----------------------------  ------------------
                                                                                                  Fixed             Leveraged
                                                                            Balanced   Equity    Income    Growth    AllCap
                                                                            Portfolio Portfolio Portfolio Portfolio Portfolio
                                                                            --------- --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income................................................  $    --   $    71   $   74   $     --  $     --
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment transactions.....................   (2,747)     (988)       2    (22,417)  (27,897)
   Capital gain distributions..............................................       --        --       --         --        --
   Increase in unrealized appreciation on investments......................    2,911     9,829       66    121,335   134,933
                                                                             -------   -------   ------   --------  --------
Net realized and unrealized gain on investments............................      164     8,841       68     98,918   107,036
                                                                             -------   -------   ------   --------  --------
Increase in net assets resulting from operations...........................      164     8,912      142     98,918   107,036
Capital share transactions:
   Deposits................................................................       --        --       --     87,610   103,164
   Surrenders and death benefits...........................................       --      (241)     (10)   (17,106)  (10,397)
   Cost of insurance.......................................................     (219)   (2,623)    (109)   (38,589)  (41,317)
   Contract charges........................................................      (15)     (220)     (13)    (2,622)   (2,854)
   Policy charges..........................................................       (3)      (93)     (10)    (2,258)   (2,511)
   Transfers between subaccounts--including fixed interest account.........   (7,102)    1,248       10      6,780    41,680
                                                                             -------   -------   ------   --------  --------
(Decrease) increase in net assets resulting from capital share transactions   (7,339)   (1,929)    (132)    33,815    87,765
                                                                             -------   -------   ------   --------  --------
(Decrease) increase in net assets..........................................   (7,175)    6,983       10    132,733   194,801
Net assets at beginning of year............................................    7,183    24,944    1,572    265,061   238,477
                                                                             -------   -------   ------   --------  --------
      Net assets at end of year............................................  $     8   $31,927   $1,582   $397,794  $433,278
                                                                             =======   =======   ======   ========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                               The Alger American        American Century Variable
                                                      Fund                   Portfolios, Inc.
                                            -----------------------  --------------------------------
                                                                        VP                               Dreyfus
                                               Mid                    Income                            Socially    Dreyfus
                                               Cap        Small        and          VP          VP     Responsible   Stock
                                             Growth   Capitalization  Growth   International   Value     Growth      Index
                                            Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                            --------- -------------- --------  ------------- --------  ----------- --------
Net investment income--
   Ordinary dividend income................ $     --      $   --     $  7,367     $   131    $  2,899    $    12   $  9,024
Net realized and unrealized gain on
 investments:
   Net realized (loss) gain on investment
    transactions...........................  (39,628)       (943)     (11,413)     (1,589)      4,974     (1,782)   (27,299)
   Capital gain distributions..............       --          --           --          --          --         --         --
   Increase in unrealized appreciation on
    investments............................  219,227       3,176      161,866       5,531      68,070      4,500    173,085
                                            --------      ------     --------     -------    --------    -------   --------
Net realized and unrealized gain on
 investments...............................  179,599       2,233      150,453       3,942      73,044      2,718    145,786
                                            --------      ------     --------     -------    --------    -------   --------
Increase in net assets resulting from
 operations................................  179,599       2,233      157,820       4,073      75,943      2,730    154,810
Capital share transactions:
   Deposits................................  129,864          --      105,686         945      77,572         --    158,555
   Surrenders and death benefits...........  (14,687)        (26)      (4,658)        (41)    (21,261)      (780)   (16,071)
   Cost of insurance.......................  (49,176)       (563)     (47,846)     (1,428)    (43,410)    (1,379)   (63,966)
   Contract charges........................   (3,614)        (50)      (4,588)       (142)     (2,292)       (93)    (4,694)
   Policy charges..........................   (2,664)        (26)      (2,372)        (41)     (2,693)      (120)    (3,860)
   Transfers between subaccounts--
    including fixed interest account.......   63,986         181       25,105          43      28,402        118     84,703
                                            --------      ------     --------     -------    --------    -------   --------
Increase (decrease) in net assets resulting
 from capital share transactions...........  123,709        (484)      71,327        (664)     36,318     (2,254)   154,667
                                            --------      ------     --------     -------    --------    -------   --------
Increase in net assets.....................  303,308       1,749      229,147       3,409     112,261        476    309,477
Net assets at beginning of year............  322,342       5,394      501,650      17,043     245,521     11,867    450,851
                                            --------      ------     --------     -------    --------    -------   --------
      Net assets at end of year............ $625,650      $7,143     $730,797     $20,452    $357,782    $12,343   $760,328
                                            ========      ======     ========     =======    ========    =======   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                         Dreyfus Variable                             INVESCO Variable
                                                         Investment Fund  Federated Insurance Series  Investment Funds
                                                         ---------------- -------------------------  ------------------
                                                           Disciplined    International              VIF--High VIF--Core
                                                              Stock          Equity        Utility     Yield    Equity
                                                            Portfolio        Fund II       Fund II     Fund      Fund
                                                         ---------------- -------------    -------   --------- ---------
Net investment income--
   Ordinary dividend income.............................     $    919        $   --         $ 15     $  5,214  $  1,142
Net realized and unrealized gain on investments:
   Net realized loss on investment transactions.........       (3,839)         (649)         (77)      (2,433)   (2,943)
   Capital gain distributions...........................           --            --           --           --        --
   Increase in unrealized appreciation on
    investments.........................................       24,690         1,282          101       12,807    20,250
                                                             --------        ------         ----     --------  --------
Net realized and unrealized gain on investments.........       20,851           633           24       10,374    17,307
                                                             --------        ------         ----     --------  --------
Increase in net assets resulting from operations........       21,770           633           39       15,588    18,449
Capital share transactions:
   Deposits.............................................       21,677            --           --       26,330    45,441
   Surrenders and death benefits........................       (1,372)         (270)          (7)      (1,098)   (7,896)
   Cost of insurance....................................       (7,949)         (386)         (38)      (9,274)  (16,977)
   Contract charges.....................................         (805)          (17)          (2)        (571)     (705)
   Policy charges.......................................         (478)          (29)          (6)        (725)     (955)
   Transfers between subaccounts--including fixed
    interest account....................................         (157)           28          (43)      27,404     1,215
                                                             --------        ------         ----     --------  --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................       10,916          (674)         (96)      42,066    20,123
                                                             --------        ------         ----     --------  --------
Increase (decrease) in net assets.......................       32,686           (41)         (57)      57,654    38,572
Net assets at beginning of year.........................       88,238         2,338          250       42,869    69,285
                                                             --------        ------         ----     --------  --------
      Net assets at end of year.........................     $120,924        $2,297         $193     $100,523  $107,857
                                                             ========        ======         ====     ========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                                                                   Strong
                                                                                 Neuberger & Berman               Variable
                                                               Lazard Retirement Advisors Management              Insurance
                                                                 Series, Inc.           Trust                    Funds, Inc.
                                                               ----------------- ------------------              -----------
                                                                                  Limited
                                                                  Retirement     Maturity              Strong      Mid Cap
                                                                   Small Cap       Bond    Partners  Opportunity   Growth
                                                                   Portfolio     Portfolio Portfolio   Fund II     Fund II
                                                               ----------------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income...................................     $     --        $  17    $   --     $    14     $    --
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions........        4,767           27       (26)     (1,327)     (6,316)
   Capital gain distributions.................................           --           --        --          --          --
   Increase (decrease) in unrealized appreciation on
    investments...............................................      140,764          (28)      542       7,501      15,464
                                                                   --------        -----    ------     -------     -------
Net realized and unrealized gain (loss) on investments........      145,531           (1)      516       6,174       9,148
                                                                   --------        -----    ------     -------     -------
Increase in net assets resulting from operations..............      145,531           16       516       6,188       9,148
Capital share transactions:
   Deposits...................................................       95,952           --        --       1,134          --
   Surrenders and death benefits..............................      (17,626)         (11)       (9)       (427)       (855)
   Cost of insurance..........................................      (58,091)        (196)      (77)     (1,607)     (3,083)
   Contract charges...........................................       (3,558)          (6)      (14)       (150)       (252)
   Policy charges.............................................       (2,804)          (9)       (9)       (119)       (131)
   Transfers between subaccounts--including fixed
    interest account..........................................       29,807           10         9         123         136
                                                                   --------        -----    ------     -------     -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................       43,680         (212)     (100)     (1,046)     (4,185)
                                                                   --------        -----    ------     -------     -------
Increase (decrease) in net assets.............................      189,211         (196)      416       5,142       4,963
Net assets at beginning of year...............................      371,434          767     1,523      17,333      28,500
                                                                   --------        -----    ------     -------     -------
      Net assets at end of year...............................     $560,645        $ 571    $1,939     $22,475     $33,463
                                                                   ========        =====    ======     =======     =======

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                                                    Variable Insurance
                                                               Van Eck Worldwide Insurance Trust    Products Fund (VIP)
                                                               --------------------------------  ------------------------
                                                               Worldwide   Worldwide  Worldwide
                                                               Emerging      Hard       Real     Fidelity VIP Fidelity VIP
                                                                Markets     Assets     Estate      Overseas      Growth
                                                                 Fund        Funds      Fund      Portfolio    Portfolio
                                                               ---------   ---------  ---------  ------------ ------------
Net investment income--
   Ordinary dividend income...................................  $    2      $   25      $  3       $    498     $    126
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment transactions........     (78)        (14)        3        (12,079)      (6,733)
   Capital gain distributions.................................      --          --        --             --           --
   Increase in unrealized appreciation on investments.........     959       2,200        34         56,447       40,857
                                                                ------      ------      ----       --------     --------
Net realized and unrealized gain on investments...............     881       2,186        37         44,368       34,124
                                                                ------      ------      ----       --------     --------
Increase in net assets resulting from operations..............     883       2,211        40         44,866       34,250
Capital share transactions:
   Deposits...................................................      --          --        --         46,452       44,077
   Surrenders and death benefits..............................     (16)         (5)       (3)        (6,111)      (8,239)
   Cost of insurance..........................................    (178)       (569)      (24)       (17,520)     (19,651)
   Contract charges...........................................     (16)        (45)       (1)          (915)        (954)
   Policy charges.............................................     (15)         (5)       (4)        (1,665)      (1,432)
   Transfers between subaccounts--including fixed interest
    account...................................................     (60)          5         4          3,608        1,140
                                                                ------      ------      ----       --------     --------
(Decrease) increase in net assets resulting from capital share
 transactions.................................................    (285)       (619)      (28)        23,849       14,941
                                                                ------      ------      ----       --------     --------
Increase in net assets........................................     598       1,592        12         68,715       49,191
Net assets at beginning of year...............................   1,788       5,352       137         81,663       94,597
                                                                ------      ------      ----       --------     --------
      Net assets at end of year...............................  $2,386      $6,944      $149       $150,378     $143,788
                                                                ======      ======      ====       ========     ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2003

                                                                      Variable
                                                                     Insurance
                                                                      Products
                                                                      Fund II
                                                                      (VIP II)         Janus Aspen Series
                                                                     ---------- --------------------------------
                                                                      Fidelity
                                                                       VIP II   International           Growth &
                                                                     Contrafund    Growth      Growth    Income
                                                                     Portfolio    Portfolio   Portfolio Portfolio
                                                                     ---------- ------------- --------- ---------
Net investment income--
   Ordinary dividend income.........................................  $    439    $  4,850     $    1    $   282
Net realized and unrealized gain on investments:
   Net realized (loss) gain on investment transactions..............       (97)      4,572         20        155
   Capital gain distributions.......................................        --          --         --         --
   Increase in unrealized appreciation on investments...............    42,091     137,821        327      4,883
                                                                      --------    --------     ------    -------
Net realized and unrealized gain on investments.....................    41,994     142,393        347      5,038
                                                                      --------    --------     ------    -------
Increase in net assets resulting from operations....................    42,433     147,243        348      5,320
Capital share transactions:
   Deposits.........................................................    47,198      75,440         --         --
   Surrenders and death benefits....................................   (10,608)     (2,223)       (11)      (262)
   Cost of insurance................................................   (21,523)    (29,130)      (122)    (1,634)
   Contract charges.................................................    (1,306)     (2,432)       (10)      (169)
   Policy charges...................................................    (1,342)     (1,477)       (11)       (54)
   Transfers between subaccounts--including fixed interest account..    29,802     306,659      1,401     26,203
                                                                      --------    --------     ------    -------
Increase in net assets resulting from capital share transactions....    42,221     346,837      1,247     24,084
                                                                      --------    --------     ------    -------
Increase in net assets..............................................    84,654     494,080      1,595     29,404
Net assets at beginning of year.....................................   124,260          --         --         --
                                                                      --------    --------     ------    -------
      Net assets at end of year.....................................  $208,914    $494,080     $1,595    $29,404
                                                                      ========    ========     ======    =======


                      See notes to financial statements.

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                             Investors Mark Series Fund, Inc.
                                                         -----------------------------------------------------------------------
                                                                    Growth     Large    Small     Large    Intermediate   Mid
                                                                     and        Cap      Cap       Cap        Fixed       Cap
                                                         Balanced   Income     Value    Equity    Growth      Income     Equity
                                                         --------  --------  --------  --------  --------  ------------ --------
Net investment income--
   Ordinary dividend income............................. $  3,162  $  3,310  $    965  $     --  $     --    $  9,396   $    469
Net realized and unrealized (loss) gain on
 investments:
   Net realized (loss) gain on investment
    transactions........................................     (491)   (2,847)      291    (6,346)  (34,996)      1,388     (1,611)
   Capital gain distributions...........................       --        --        --        --        --          --         --
   (Decrease) increase in unrealized appreciation on
    investments.........................................   (9,993)  (77,885)  (12,414)  (36,984)  (51,418)      2,755    (27,693)
                                                         --------  --------  --------  --------  --------    --------   --------
Net realized and unrealized (loss) gain on
 investments............................................  (10,484)  (80,732)  (12,123)  (43,330)  (86,414)      4,143    (29,304)
                                                         --------  --------  --------  --------  --------    --------   --------
(Decrease) increase in net assets resulting from
 operations.............................................   (7,322)  (77,422)  (11,158)  (43,330)  (86,414)     13,539    (28,835)
Capital share transactions:
   Deposits.............................................   25,500    88,758    33,740    62,931    71,162      47,817     48,957
   Surrenders and death benefits........................   (2,560)   (6,333)   (2,972)   (5,339)   (4,931)     (4,050)    (3,008)
   Cost of insurance....................................   (9,832)  (37,374)   (9,861)  (13,438)  (24,304)    (14,424)   (17,459)
   Contract charges.....................................     (646)   (2,798)     (773)   (1,210)   (2,017)     (1,377)    (1,430)
   Policy charges.......................................   (1,378)   (4,344)   (1,588)   (1,717)   (1,913)     (2,853)    (1,593)
   Transfers between subaccounts, including fixed
    interest account....................................   54,091   210,763   (43,526)   25,736   (47,302)     38,869     (6,032)
                                                         --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................   65,175   248,672   (24,980)   66,963    (9,305)     63,982     19,435
                                                         --------  --------  --------  --------  --------    --------   --------
Increase (decrease) in net assets.......................   57,853   171,250   (36,138)   23,633   (95,719)     77,521     (9,400)
Net assets at beginning of year.........................   60,050   285,467   127,531   140,432   327,858     136,731    200,458
                                                         --------  --------  --------  --------  --------    --------   --------
      Net assets at end of year......................... $117,903  $456,717  $ 91,393  $164,065  $232,139    $214,252   $191,058
                                                         ========  ========  ========  ========  ========    ========   ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                  Investors Mark
                                                                 Series Fund, Inc.
                                                               --------------------

                                                                             Global
                                                                  Money      Fixed
                                                                  Market     Income
                                                               -----------  -------
Net investment income--
   Ordinary dividend income................................... $     6,956  $   559
Net realized and unrealized gain (loss) on investments:
   Net realized loss on investment transactions...............          --     (139)
   Capital gain distributions.................................          --       --
   Increase (decrease) in unrealized appreciation on
    investments...............................................          --      632
                                                               -----------  -------
Net realized and unrealized gain (loss) on investments........          --      493
                                                               -----------  -------
Increase (decrease) in net assets resulting from operations          6,956    1,052
Capital share transactions:
   Deposits...................................................   1,860,067   11,444
   Surrenders and death benefits..............................     (72,513)  (1,520)
   Cost of insurance..........................................    (148,250)  (3,050)
   Contract charges...........................................      (6,288)    (113)
   Policy charges.............................................     (17,639)    (362)
   Transfers between subaccounts, including fixed interest
    account...................................................  (1,308,493)  14,258
                                                               -----------  -------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................     306,884   20,657
                                                               -----------  -------
Increase (decrease) in net assets.............................     313,840   21,709
Net assets at beginning of year...............................     307,429    5,352
                                                               -----------  -------
      Net assets at end of year............................... $   621,269  $27,061
                                                               ===========  =======

                                                               Berger Institutional Products Trust (Berger IPT)
                                                               -----------------------------------------------
                                                                           Large        Small
                                                                            Cap        Company
                                                                Growth     Growth      Growth    International
                                                                 Fund       Fund        Fund         Fund
                                                                -------    --------   --------   -------------
Net investment income--
   Ordinary dividend income................................... $    --    $    434    $     --     $ 12,623
Net realized and unrealized gain (loss) on investments:
   Net realized loss on investment transactions...............    (992)     (5,166)     (3,683)      (7,081)
   Capital gain distributions.................................      --          --          --           --
   Increase (decrease) in unrealized appreciation on
    investments...............................................    (145)     (9,792)     (6,831)     (86,873)
                                                                -------    --------   --------     --------
Net realized and unrealized gain (loss) on investments........  (1,137)    (14,958)    (10,514)     (93,954)
                                                                -------    --------   --------     --------
Increase (decrease) in net assets resulting from operations     (1,137)    (14,524)    (10,514)     (81,331)
Capital share transactions:
   Deposits...................................................      --          --          --      113,590
   Surrenders and death benefits..............................    (764)     (1,714)     (1,879)      (3,555)
   Cost of insurance..........................................    (244)     (3,297)     (1,691)     (34,454)
   Contract charges...........................................     (15)       (271)       (119)      (2,695)
   Policy charges.............................................     (22)       (123)        (74)      (2,241)
   Transfers between subaccounts, including fixed interest
    account...................................................      21         123       5,428       17,982
                                                                -------    --------   --------     --------
Increase (decrease) in net assets resulting from capital share
 transactions.................................................  (1,024)     (5,282)      1,665       88,627
                                                                -------    --------   --------     --------
Increase (decrease) in net assets.............................  (2,161)    (19,806)     (8,849)       7,296
Net assets at beginning of year...............................   3,540      45,729      22,425      324,787
                                                                -------    --------   --------     --------
      Net assets at end of year............................... $ 1,379    $ 25,923    $ 13,576     $332,083
                                                                =======    ========   ========     ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                                                   The Alger American
                                                                   Conseco Series Trust                   Fund
                                                         ---------------------------------------  -------------------
                                                                               Fixed   Government            Leveraged
                                                         Balanced   Equity    Income   Securities  Growth     AllCap
                                                         Portfolio Portfolio Portfolio Portfolio  Portfolio  Portfolio
                                                         --------- --------- --------- ---------- ---------  ---------
Net investment income--
   Ordinary dividend income.............................  $   291  $     96   $   110   $    12   $     102  $     18
Net realized and unrealized (loss) gain on investments:
   Net realized (loss) gain on investment transactions..   (1,404)   (2,208)       10       (29)    (19,764)  (26,154)
   Capital gain distributions...........................       --        --        14        --          --        --
   (Decrease) increase in unrealized appreciation on
    investments.........................................     (195)   (1,810)      (44)       32     (86,931)  (68,787)
                                                          -------  --------   -------   -------   ---------  --------
Net realized and unrealized (loss) gain on investments..   (1,599)   (4,018)      (20)        3    (106,695)  (94,941)
                                                          -------  --------   -------   -------   ---------  --------
(Decrease) increase in net assets resulting from
 operations.............................................   (1,308)   (3,922)       90        15    (106,593)  (94,923)
Capital share transactions:
   Deposits.............................................       --        --        --        --      67,135    96,873
   Surrenders and death benefits........................   (3,448)   (2,815)   (1,223)   (1,168)    (13,109)  (15,344)
   Cost of insurance....................................   (1,289)   (3,332)     (129)       --     (30,843)  (37,884)
   Contract charges.....................................      (74)     (235)      (13)       --      (2,154)   (1,845)
   Policy charges.......................................      (26)     (143)      (12)       --      (2,698)   (3,267)
   Transfers between subaccounts, including fixed
    interest account....................................      (20)     (223)       64        --      65,436    98,806
                                                          -------  --------   -------   -------   ---------  --------
(Decrease) increase in net assets resulting from capital
 share transactions.....................................   (4,857)   (6,748)   (1,313)   (1,168)     83,767   137,339
                                                          -------  --------   -------   -------   ---------  --------
(Decrease) increase in net assets.......................   (6,165)  (10,670)   (1,223)   (1,153)    (22,826)   42,416
Net assets at beginning of year.........................   13,348    35,614     2,795     1,153     287,887   196,061
                                                          -------  --------   -------   -------   ---------  --------
      Net assets at end of year.........................  $ 7,183  $ 24,944   $ 1,572   $    --   $ 265,061  $238,477
                                                          =======  ========   =======   =======   =========  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                               The Alger American        American Century Variable
                                                      Fund                   Portfolios, Inc.
                                            -----------------------  --------------------------------
                                                                        VP                               Dreyfus
                                               Mid                    Income                            Socially    Dreyfus
                                               Cap        Small        and          VP          VP     Responsible   Stock
                                             Growth   Capitalization  Growth   International   Value     Growth      Index
                                            Portfolio   Portfolio      Fund        Fund        Fund    Fund, Inc.    Fund
                                            --------- -------------- --------  ------------- --------  ----------- ---------
Net investment income--
   Ordinary dividend income................ $     --     $    --     $  3,650     $   153    $  1,514   $     32   $   6,187
Net realized and unrealized loss on
 investments:
   Net realized (loss) gain on investment
    transactions...........................  (21,787)     (1,802)      (9,153)     (2,727)        549     (3,498)    (10,436)
   Capital gain distributions..............       --          --           --          --       9,800         --          --
   Decrease in unrealized appreciation on
    investments............................  (76,568)        (98)     (83,044)     (1,839)    (37,538)    (2,254)   (105,699)
                                            --------     -------     --------     -------    --------   --------   ---------
Net realized and unrealized loss on
 investments...............................  (98,355)     (1,900)     (92,197)     (4,566)    (27,189)    (5,752)   (116,135)
                                            --------     -------     --------     -------    --------   --------   ---------
Decrease in net assets resulting from
 operations................................  (98,355)     (1,900)     (88,547)     (4,413)    (25,675)    (5,720)   (109,948)
Capital share transactions:
   Deposits................................   91,048          --       92,441         567      69,473         --     181,418
   Surrenders and death benefits...........   (6,622)       (811)      (5,037)     (1,082)     (5,154)    (2,544)    (14,309)
   Cost of insurance.......................  (34,493)       (656)     (38,428)     (1,410)    (28,042)    (2,542)    (54,818)
   Contract charges........................   (2,329)        (49)      (3,298)       (153)     (1,579)      (132)     (3,526)
   Policy charges..........................   (3,364)        (35)      (2,823)        (46)     (3,191)      (214)     (4,798)
   Transfers between subaccounts,
    including fixed interest account.......  176,760         779      180,398       1,185      94,395       (541)     38,474
                                            --------     -------     --------     -------    --------   --------   ---------
Increase (decrease) in net assets resulting
 from capital share transactions...........  221,000        (772)     223,253        (939)    125,902     (5,973)    142,441
                                            --------     -------     --------     -------    --------   --------   ---------
Increase (decrease) in net assets..........  122,645      (2,672)     134,706      (5,352)    100,227    (11,693)     32,493
Net assets at beginning of year............  199,697       8,066      366,944      22,395     145,294     23,560     418,358
                                            --------     -------     --------     -------    --------   --------   ---------
      Net assets at end of year............ $322,342     $ 5,394     $501,650     $17,043    $245,521   $ 11,867   $ 450,851
                                            ========     =======     ========     =======    ========   ========   =========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                         Dreyfus Variable                                     INVESCO Variable
                                          Investment Fund       Federated Insurance Series    Investment Funds
                                     ------------------------  ----------------------------  ------------------
                                                                High
                                     Disciplined International Income  International Utility VIF--High VIF--Core
                                        Stock        Value      Bond      Equity      Fund     Yield    Equity
                                      Portfolio    Portfolio   Fund II    Fund II      II      Fund      Fund
                                     ----------- ------------- ------- ------------- ------- --------- ---------
Net investment income--
   Ordinary dividend income.........  $    698      $     2     $  93     $    --    $   55   $ 4,605  $  1,193
Net realized and unrealized (loss)
 gain on investments:
   Net realized loss on investment
    transactions....................    (2,389)        (169)     (298)     (1,295)     (396)     (962)   (2,516)
   Capital gain distributions.......        --           --        --          --        --        --        --
   (Decrease) increase in
    unrealized appreciation on
    investments.....................   (14,368)         255       249         505       191    (2,142)   (9,110)
                                      --------      -------     -----     -------    ------   -------  --------
Net realized and unrealized (loss)
 gain on investments................   (16,757)          86       (49)       (790)     (205)   (3,104)  (11,626)
                                      --------      -------     -----     -------    ------   -------  --------
(Decrease) increase in net assets
 resulting from operations..........   (16,059)          88        44        (790)     (150)    1,501   (10,433)
Capital share transactions:
   Deposits.........................    20,875           --        --          --        --    12,449    52,287
   Surrenders and death benefits....    (1,837)      (1,192)     (985)     (1,116)     (773)   (1,487)   (4,223)
   Cost of insurance................    (6,506)          --        --        (469)      (46)   (2,655)  (15,569)
   Contract charges.................      (529)          --        --         (23)       (2)     (188)     (429)
   Policy charges...................      (404)          --        --         (37)       (9)     (450)   (1,439)
   Transfers between subaccounts,
    including fixed interest
    account.........................    44,973           (1)       (2)         36         9    24,235    14,557
                                      --------      -------     -----     -------    ------   -------  --------
Increase (decrease) in net assets
 resulting from capital share
 transactions.......................    56,572       (1,193)     (987)     (1,609)     (821)   31,904    45,184
                                      --------      -------     -----     -------    ------   -------  --------
Increase (decrease) in net assets...    40,513       (1,105)     (943)     (2,399)     (971)   33,405    34,751
Net assets at beginning of year.....    47,725        1,105       943       4,737     1,221     9,464    34,534
                                      --------      -------     -----     -------    ------   -------  --------
      Net assets at end of year.....  $ 88,238      $    --     $  --     $ 2,338    $  250   $42,869  $ 69,285
                                      ========      =======     =====     =======    ======   =======  ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                                                            Strong
                                                                          Neuberger & Berman               Variable
                                                      Lazard Retirement   Advisors Management              Insurance
                                                        Series, Inc.             Trust                    Funds, Inc.
                                                    --------------------  ------------------              -----------
                                                                           Limited
                                                    Retirement Retirement Maturity              Strong      Mid Cap
                                                      Equity   Small Cap    Bond    Partners  Opportunity   Growth
                                                    Portfolio  Portfolio  Portfolio Portfolio   Fund II     Fund II
                                                    ---------- ---------- --------- --------- ----------- -----------
Net investment income--
   Ordinary dividend income........................  $    --    $     --   $   106   $    15   $     82    $     --
Net realized and unrealized loss on investments:
   Net realized (loss) gain on investment
    transactions...................................     (194)      1,615        20      (143)    (4,043)     (9,640)
   Capital gain distributions......................       --       1,519        --        --        379          --
   Increase (decrease) in unrealized appreciation
    on investments.................................      158     (67,343)      (68)     (394)    (3,408)     (9,504)
                                                     -------    --------   -------   -------   --------    --------
Net realized and unrealized loss on investments....      (36)    (64,209)      (48)     (537)    (7,072)    (19,144)
                                                     -------    --------   -------   -------   --------    --------
(Decrease) increase in net assets resulting from
 operations........................................      (36)    (64,209)       58      (522)    (6,990)    (19,144)
Capital share transactions:
   Deposits........................................       --      50,287        --        --        680          --
   Surrenders and death benefits...................   (1,010)     (4,243)   (1,206)   (1,067)    (6,021)     (2,080)
   Cost of insurance...............................       --     (35,528)     (311)     (109)    (2,459)     (4,822)
   Contract charges................................       --      (2,643)       (7)      (14)      (179)       (315)
   Policy charges..................................       --      (2,616)      (15)      (13)      (184)       (237)
   Transfers between subaccounts, including fixed
    interest account...............................       (1)    194,691        13        12      1,292         226
                                                     -------    --------   -------   -------   --------    --------
(Decrease) increase in net assets resulting from
 capital share transactions........................   (1,011)    199,948    (1,526)   (1,191)    (6,871)     (7,228)
                                                     -------    --------   -------   -------   --------    --------
(Decrease) increase in net assets..................   (1,047)    135,739    (1,468)   (1,713)   (13,861)    (26,372)
Net assets at beginning of year....................    1,047     235,695     2,235     3,236     31,194      54,872
                                                     -------    --------   -------   -------   --------    --------
      Net assets at end of year....................  $    --    $371,434   $   767   $ 1,523   $ 17,333    $ 28,500
                                                     =======    ========   =======   =======   ========    ========

                          BMA VARIABLE LIFE ACCOUNT A

                         Year ended December 31, 2002

                                                                        Van Eck Worldwide Insurance Trust
                                                                     --------------------------------------
                                                                               Worldwide Worldwide Worldwide
                                                                     Worldwide Emerging    Hard      Real
                                                                       Bond     Markets   Assets    Estate
                                                                       Fund      Fund      Fund      Fund
                                                                     --------- --------- --------- ---------
Net investment income--
   Ordinary dividend income.........................................   $  --    $     6   $    63   $    43
Net realized and unrealized gain (loss) on investments:
   Net realized (loss) gain on investment transactions..............    (216)      (480)       (8)      225
   Capital gain distributions.......................................      --         --        --        --
   Increase (decrease) in unrealized appreciation on investments....     239        588       (50)     (175)
                                                                       -----    -------   -------   -------
Net realized and unrealized gain (loss) on investments..............      23        108       (58)       50
                                                                       -----    -------   -------   -------
Increase in net assets resulting from operations....................      23        114         5        93
Capital share transactions:
   Deposits.........................................................      --         --        --        --
   Surrenders and death benefits....................................    (923)    (1,346)   (1,352)   (1,348)
   Cost of insurance................................................      --       (194)     (800)      (45)
   Contract charges.................................................      --        (17)      (48)       (1)
   Policy charges...................................................      --        (18)       (7)       (7)
   Transfers between subaccounts, including fixed interest account..      (1)        19         7         8
                                                                       -----    -------   -------   -------
Decrease in net assets resulting from capital share transactions....    (924)    (1,556)   (2,200)   (1,393)
                                                                       -----    -------   -------   -------
Decrease in net assets..............................................    (901)    (1,442)   (2,195)   (1,300)
Net assets at beginning of year.....................................     901      3,230     7,547     1,437
                                                                       -----    -------   -------   -------
      Net assets at end of year.....................................   $  --    $ 1,788   $ 5,352   $   137
                                                                       =====    =======   =======   =======

                          BMA VARIABLE LIFE ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                         Year ended December 31, 2002

                                                                        Variable Insurance        Variable Insurance
                                                                        Products Fund (VIP)    Products Fund II (VIP II)
                                                                     ------------------------  -------------------------
                                                                     Fidelity VIP Fidelity VIP      Fidelity VIP II
                                                                       Overseas      Growth           Contrafund
                                                                      Portfolio    Portfolio           Portfolio
                                                                     ------------ ------------ -------------------------
Net investment income--
   Ordinary dividend income.........................................   $    336     $    103           $    256
Net realized and unrealized loss on investments:
   Net realized loss on investment transactions.....................     (5,525)      (4,044)            (1,128)
   Capital gain distributions.......................................         --           --                 --
   Decrease in unrealized appreciation on investments...............    (10,024)     (27,417)            (9,106)
                                                                       --------     --------           --------
Net realized and unrealized loss on investments.....................    (15,549)     (31,461)           (10,234)
                                                                       --------     --------           --------
Decrease in net assets resulting from operations....................    (15,213)     (31,358)            (9,978)
Capital share transactions:
   Deposits.........................................................     22,510       57,622             28,657
   Surrenders and death benefits....................................     (2,115)      (3,404)            (1,893)
   Cost of insurance................................................     (9,926)     (17,561)           (12,307)
   Contract charges.................................................       (544)        (710)              (641)
   Policy charges...................................................     (1,659)      (1,861)            (1,473)
   Transfers between subaccounts, including fixed interest account..     48,609       16,515             93,554
                                                                       --------     --------           --------
Increase in net assets resulting from capital share transactions....     56,875       50,601            105,897
                                                                       --------     --------           --------
Increase in net assets..............................................     41,662       19,243             95,919
Net assets at beginning of year.....................................     40,001       75,354             28,341
                                                                       --------     --------           --------
      Net assets at end of year.....................................   $ 81,663     $ 94,597           $124,260
                                                                       ========     ========           ========


                      See notes to financial statements.

                          BMA VARIABLE LIFE ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

                         Years ended December 31, 2004

1. Organization

   BMA Variable Life Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a separate account of Business Men's Assurance Company of America ("BMA"). The assets of the Account are legally segregated from those of BMA. BMA is wholly owned by the Liberty Life Insurance Company whose ultimate parent is the Royal Bank of Canada ("RBC"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

   The Account includes four variable life insurance products: Clarity Variable Universal Life ("Clarity VUL"), Conseco Variable Universal Life ("Conseco VUL"), Clarity Survivorship Variable Universal Life ("Clarity SVUL"), and Clarity Duo Variable Universal Life ("Clarity Duo"). The significant features of the products are summarized below:

   Clarity VUL and Conseco VUL--These policies provide accumulation values, surrender rights, loan privileges and other features associated with life insurance as well as tax-deferred investment options to potentially maximize the value of the policy.

   Clarity SVUL--This policy also offers a combination of life insurance and tax-deferred investment opportunities, but it covers two people in a single policy that pays a death benefit at the second death.

   Clarity Duo--A new concept introduced in 2003 utilizing two products, a single premium fixed annuity and a variable universal life policy, to create a single one-time transaction that will pay the variable universal life's premiums over seven years. The result is the policyholder has the benefits of a level pay life insurance contract with the look and convenience of a single payment.

  Investments

   The deposits of the Account are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein BMA contractually guarantees either a minimum return or account value upon death or annuitization, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Fund, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market and Global Fixed Income.

   Berger Institutional Products Trust ("Berger IPT"): Growth Fund (reorganized into Janus Growth Portfolio), Large Cap Growth Fund (reorganized into Janus Growth and Income Portfolio), Small Company Growth Fund (fund manager liquidated this fund and policyholder funds were moved to other Funds as directed by policyholders) and International Fund (reorganized into Janus International Growth Fund). Effective on or about March 24, 2003, the Berger IPT was reorganized into the Janus Aspen Series International Growth Portfolio of Janus Aspen Series.

   Conseco Series Trust: Balanced Portfolio, Equity Portfolio, Fixed Income Portfolio and Government Securities Portfolio.

   The Alger American Fund: Growth Portfolio, Leveraged AllCap Portfolio, Mid Cap Growth Portfolio and Small Capitalization Portfolio.

   American Century Variable Portfolios, Inc.: VP Income and Growth Fund, VP International Fund and VP Value Fund.

                          BMA VARIABLE LIFE ACCOUNT A

   Dreyfus Socially Responsible Growth Fund, Inc.

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio.

   Federated Insurance Series: International Equity Fund II and Utility Fund II.

   INVESCO Variable Investment Funds: VIF--High Yield Fund and VIF--Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds were reorganized under AIM Variable Insurance Funds.

   Lazard Retirement Series, Inc.: Retirement Equity Portfolio and Retirement Small Cap Portfolio.

   Neuberger & Berman Advisors Management Trust: Limited Maturity Bond Portfolio and Partners Portfolio.

   Strong Opportunity Fund II.

   Strong Variable Insurance Funds, Inc.: Mid Cap Growth Fund II.

   Van Eck Worldwide Insurance Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

   Variable Insurance Products Fund (VIP): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio.

   Variable Insurance Products Funds II (VIP II): Fidelity VIP II Contrafund Portfolio.

   Janus Aspen Series: International Growth Portfolio, Growth Portfolio and Growth and Income Portfolio

   AIM Variable Insurance Funds: AIM VI High Yield Fund and AIM VI Core Stock Fund.


  Management of the Funds

   Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF are made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of BMA whose ultimate parent is RBC. IMA has engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio, and the Global Fixed Income Portfolio. Effective July 1, 2003, The Boston Company Asset Management, LLC became the subadvisor for the Mid Cap Equity Portfolio. IMA has engaged Columbia Management Advisors (formerly Stein Roe & Farnam, Incorporated) to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA has engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA has engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA has engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales

                          BMA VARIABLE LIFE ACCOUNT A
of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the Account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Reclassification

   Certain 2002 amounts have been reclassified to conform to the current year presentation.

3. Variable Life Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA.

      Premium Charges: BMA deducts a premium charge from each premium payment of 5.5% of all premiums in the first through the 10th policy year and 4.0% of all premiums in the 11th and later policy years. Premium charges are deducted from deposits; therefore, deposits are recorded net of premium charges, and these charges are not recorded in the financial statements of the Account.

      Risk Charge: BMA deducts a risk charge each month of .80%, on an annual basis, of the accumulation value in the separate account for the first through 10th policy year and .40%, on an annual basis, of the accumulation value in the separate account for the 11th policy year and thereafter. Risk charges are recognized as redemptions of units.

      Policy Charges: The Account deducts a policy charge of $25 per month in the first policy year and $5 per month thereafter. Policy charges are recognized as redemptions of units.

      Cost of Insurance: A deduction for cost of insurance and cost of any riders also is made monthly. This charge will depend on the specified amount of insurance coverage, the accumulation value and the sex, age and rate class of the primary insured. Cost of insurance is recognized as a redemption of units.

      Surrender Charge: A surrender charge will be imposed in the event of a partial or full surrender in excess of 10% of the unloaned accumulation value. The surrender charge will depend on the sex, age and rate class of the primary insured. In addition, a fee of $25 will be assessed for partial surrender in excess of 10% of the unloaned accumulation values. This charge is withheld from the proceeds of the surrender by BMA with the net amount being remitted to the policyholder. These charges are not recorded in the financial statements of the Account.

                          BMA VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by each subaccount were as follows:

                                                          Year ended December 31,
                                                          -----------------------
                                                                  2004
                                                          -----------------------
                                                           Cost of     Proceeds
                                                          Purchases   from Sales
                                                          ---------   ----------
 Investors Mark Series Fund, Inc.:
    Balanced............................................. $ 76,104     $ 37,882
    Growth and Income....................................  167,773      131,119
    Large Cap Value......................................   68,844       10,901
    Small Cap Equity.....................................  124,353       81,271
    Large Cap Growth.....................................   61,622       58,307
    Intermediate Fixed Income............................  121,106       31,986
    Mid Cap Equity.......................................  122,257       72,457
    Money Market.........................................  722,727      626,799
    Global Fixed Income..................................   26,783        5,355
 Conseco Series Trust:
    Balanced Portfolio...................................       --            8
    Equity Portfolio.....................................      918        3,279
    Fixed Income Portfolio...............................       67          256
 The Alger American Fund:
    Growth Portfolio.....................................  118,154       80,365
    Leveraged AllCap Portfolio...........................  106,933       56,741
    Mid Cap Growth Portfolio.............................  184,015       49,341
    Small Capitalization Portfolio.......................      756        1,130
 American Century Variable Portfolios, Inc.:
    VP Income and Growth Fund............................   94,099       83,991
    VP International Fund................................      476        5,773
    VP Value Fund........................................  129,812      118,414
 Dreyfus Socially Responsible Growth Fund, Inc...........       39        3,161
 Dreyfus Stock Index Fund................................  188,492       75,714
 Dreyfus Variable Investment Fund--
    Disciplined Stock Portfolio..........................   20,776        7,587
 Federated Insurance Series:
    International Equity Fund II.........................       --          701
    Utility Fund II......................................        6           87
 INVESCO Variable Investment Funds--
    VIF--High Yield Fund.................................   14,048      107,785
 AIM Variable Insurance Funds:
    AIM VI Core Stock Fund...............................   47,061       18,421
    AIM VI High Yield Fund...............................  103,707       14,279
 Lazard Retirement Series, Inc.--
    Retirement Small Cap Portfolio.......................  115,679       92,992
 Neuberger & Berman Advisors Management Trust:
    Limited Maturity Bond Portfolio......................      210          314
    Partners Portfolio...................................       --           87

                          BMA VARIABLE LIFE ACCOUNT A

4. Purchases and Sales of Investments (Concluded)

                                                          Year ended December 31,
                                                          -----------------------
                                                                  2004
                                                          -----------------------
                                                           Cost of     Proceeds
                                                          Purchases   from Sales
                                                          ----------  ----------
 Strong Opportunity Fund II.............................. $      455  $   16,218
 Strong Variable Insurance Funds, Inc.--
    Mid Cap Growth Fund II...............................         49       4,200
 Van Eck Worldwide Insurance Trust:
    Worldwide Emerging Markets Fund......................         15       2,132
    Worldwide Hard Assets Fund...........................         27         531
    Worldwide Real Estate Fund...........................          2          23
 Variable Insurance Products Fund (VIP):
    Fidelity VIP Overseas Portfolio......................    125,156      25,145
    Fidelity VIP Growth Portfolio........................     43,249      27,557
 Variable Insurance Products Fund II (VIP II)--
    Fidelity VIP II Contrafund Portfolio.................    111,074      25,246
 Janus Aspen Series:
    International Growth Portfolio.......................    118,705      66,686
    Growth Portfolio.....................................        185         203
    Growth & Income Portfolio............................        169       5,252
                                                          ----------  ----------
        Total............................................ $3,015,903  $1,949,696
                                                          ==========  ==========

5. Summary of Unit Transactions

   Transactions in units of each sub-account were as follows:

                                              Beginning Units   Units   Ending
                                               Balance  Sold   Redeemed Balance
                                              --------- ------ -------- -------
 Year ended December 31, 2004
 Investors Mark Series Fund, Inc.:
    Balanced.................................  11,478    4,058  (1,355) 14,181
    Growth and Income........................  52,638   12,765  (9,805) 55,598
    Large Cap Value..........................  10,927    6,099  (1,552) 15,474
    Small Cap Equity.........................  17,747    9,125  (5,104) 21,768
    Large Cap Growth.........................  36,465    8,347  (8,104) 36,708
    Intermediate Fixed Income................  22,763    7,605  (2,251) 28,117
    Mid Cap Equity...........................  18,040    5,879  (4,003) 19,916
    Money Market.............................  49,548   67,231 (58,623) 58,156
    Global Fixed Income......................   2,813    2,122    (471)  4,464
 Conseco Series Trust:
    Balanced Portfolio.......................       1       --      (1)     --
    Equity Portfolio.........................   1,747       26    (161)  1,612
    Fixed Income Portfolio...................     116       --     (19)     97
 The Alger American Fund:
    Growth Portfolio.........................  38,967   10,157  (6,492) 42,632
    Leveraged AllCap Portfolio...............  37,135    9,814  (5,618) 41,331
    Mid Cap Growth Portfolio.................  39,670   14,048  (4,479) 49,239
    Small Capitalization Portfolio...........     820       71    (115)    776

                          BMA VARIABLE LIFE ACCOUNT A

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
                                               --------- ------ -------- -------
Year ended December 31, 2004 (Concluded)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................  68,385   10,237 (10,198) 68,424
   VP International Fund......................   2,025       28    (549)  1,504
   VP Value Fund..............................  24,132    6,443  (5,572) 25,003
Dreyfus Socially Responsible Growth Fund, Inc.   1,426       --    (368)  1,058
Dreyfus Stock Index Fund......................  75,063   17,810  (8,700) 84,173
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................  12,637    2,252  (1,045) 13,844
Federated Insurance Series:
   International Equity Fund II...............     206       --     (62)    144
   Utility Fund II............................      25       --     (11)     14
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................  10,009      594 (10,603)     --
AIM Variable Insurance Funds:
   AIM VI High Yield Fund.....................      --    9,264    (651)  8,613
   AIM VI Core Stock Fund.....................   9,600    4,581  (2,140) 12,041
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio.............  32,318    6,760  (5,098) 33,980
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio............      45       --      (9)     36
   Partners Portfolio.........................     176       --      (8)    168
Strong Opportunity Fund II....................   1,547       22  (1,050)    519
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................   3,159       --    (381)  2,778
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............     138       --    (123)     15
   Worldwide Hard Assets Fund.................     418       --     (30)    388
   Worldwide Real Estate Fund.................       9       --      (1)      8
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  19,713   14,772  (3,085) 31,400
   Fidelity VIP Growth Portfolio..............  22,632    7,130  (4,866) 24,896
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......  22,129   11,062  (2,593) 30,598
Janus Aspen Series:
   International Growth Portfolio.............  33,849    8,752  (5,191) 37,410
   Growth Portfolio...........................     123       11     (12)    122
   Growth and Income Portfolio................   2,371       --    (416)  1,955

                          BMA VARIABLE LIFE ACCOUNT A

                                                  Beginning Units   Units   Ending
                                                   Balance  Sold   Redeemed Balance
                                                  --------- ------ -------- -------
Year ended December 31, 2003
Investors Mark Series Fund, Inc.:
   Balanced......................................  11,496    2,424  (2,442) 11,478
   Growth and Income.............................  42,915   15,245  (5,522) 52,638
   Large Cap Value...............................   9,567    3,119  (1,759) 10,927
   Small Cap Equity..............................  14,253    5,089  (1,595) 17,747
   Large Cap Growth..............................  32,695    8,280  (4,510) 36,465
   Intermediate Fixed Income.....................  16,791    8,054  (2,082) 22,763
   Mid Cap Equity................................  16,421    4,157  (2,538) 18,040
   Money Market..................................  53,082   45,267 (48,801) 49,548
   Global Fixed Income...........................   2,213    1,165    (565)  2,813
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     255       --    (255)     --
   Large Cap Growth Fund.........................   3,316        1  (3,317)     --
   Small Company Growth Fund.....................   1,978       --  (1,978)     --
   International Fund............................  43,551    5,250 (48,801)     --
Conseco Series Trust:
   Balanced Portfolio............................     599        1    (599)      1
   Equity Portfolio..............................   1,872       78    (203)  1,747
   Fixed Income Portfolio........................     126       --     (10)    116
The Alger American Fund:
   Growth Portfolio..............................  35,092   10,117  (6,242) 38,967
   Leveraged AllCap Portfolio....................  27,537   14,765  (5,167) 37,135
   Mid Cap Growth Portfolio......................  30,158   14,268  (4,756) 39,670
   Small Capitalization Portfolio................     881       29     (90)    820
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.....................  60,713   13,999  (6,327) 68,385
   VP International Fund.........................   2,102      113    (190)  2,025
   VP Value Fund.................................  21,335    7,059  (4,262) 24,132
Dreyfus Socially Responsible Growth Fund, Inc....   1,727        1    (302)  1,426
Dreyfus Stock Index Fund.........................  57,127   27,046  (9,110) 75,063
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio...................  11,389    2,550  (1,302) 12,637
Federated Insurance Series:
   High Income Bond Fund II......................      --       33     (33)     --
   International Equity Fund II..................     278       --     (72)    206
   Utility Fund II...............................      40       --     (15)     25
INVESCO Variable Investment Funds:
   VIF--High Yield Fund..........................   5,337    5,872  (1,200) 10,009
   VIF--Core Equity Fund.........................   7,559    4,599  (2,558)  9,600
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio................  29,379    7,676  (4,737) 32,318

                          BMA VARIABLE LIFE ACCOUNT A

                                                  Beginning  Units   Units    Ending
                                                   Balance   Sold   Redeemed  Balance
                                                  --------- ------- --------  -------
Year ended December 31, 2003 (Concluded)
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio...............      62         1      (18)     45
   Partners Portfolio............................     187         6      (17)    176
Strong Opportunity Fund II.......................   1,634       101     (188)  1,547
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................   3,611         1     (453)  3,159
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...............     160         1      (23)    138
   Worldwide Hard Assets Fund....................     467        --      (49)    418
   Worldwide Real Estate Fund....................      12        --       (3)      9
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio...............  15,313     8,030   (3,630) 19,713
   Fidelity VIP Growth Portfolio.................  19,715     8,225   (5,308) 22,632
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio..........  16,847     8,900   (3,618) 22,129
Janus Aspen Series:
   International Growth Portfolio................      --    36,662   (2,813) 33,849
   Growth Portfolio..............................      --       136      (13)    123
   Growth and Income Portfolio...................      --     2,539     (168)  2,371
Year ended December 31, 2002
Investors Mark Series Fund, Inc.:
   Balanced......................................   5,066     7,649   (1,219) 11,496
   Growth and Income.............................  21,920    25,073   (4,078) 42,915
   Large Cap Value...............................  11,799     3,162   (5,394)  9,567
   Small Cap Equity..............................   9,176     6,658   (1,581) 14,253
   Large Cap Growth..............................  33,026     8,635   (8,966) 32,695
   Intermediate Fixed Income.....................  11,514     6,900   (1,623) 16,791
   Mid Cap Equity................................  14,902     3,745   (2,226) 16,421
   Money Market..................................  26,657   159,963 (133,538) 53,082
   Global Fixed Income...........................     468     2,144     (399)  2,213
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     395        --     (140)    255
   Large Cap Growth Fund.........................   3,882        --     (566)  3,316
   Small Company Growth Fund.....................   1,658       682     (362)  1,978
   International Fund............................  33,523    14,734   (4,706) 43,551
Conseco Series Trust:
   Balanced Portfolio............................     963        --     (364)    599
   Equity Portfolio..............................   2,314        --     (442)  1,872
   Fixed Income Portfolio........................     234        --     (108)    126
   Government Securities Portfolio...............     100        --     (100)     --

                          BMA VARIABLE LIFE ACCOUNT A

5. Summary of Unit Transactions (Concluded)

                                               Beginning Units   Units   Ending
                                                Balance  Sold   Redeemed Balance
                                               --------- ------ -------- -------
Year ended December 31, 2002 (Concluded)
The Alger American Fund:
   Growth Portfolio...........................  25,541   14,657  (5,106) 35,092
   Leveraged AllCap Portfolio.................  14,962   17,906  (5,331) 27,537
   Mid Cap Growth Portfolio...................  13,185   20,082  (3,109) 30,158
   Small Capitalization Portfolio.............     972      114    (205)    881
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................  35,812   30,039  (5,138) 60,713
   VP International Fund......................   2,199      186    (283)  2,102
   VP Value Fund..............................  11,043   12,720  (2,428) 21,335
Dreyfus Socially Responsible Growth Fund, Inc.   2,437       --    (710)  1,727
Dreyfus Stock Index Fund......................  41,161   24,097  (8,131) 57,127
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio................   4,768    7,647  (1,026) 11,389
   International Value Portfolio..............     101       --    (101)     --
Federated Insurance Series:
   High Income Bond Fund II...................     100       --    (100)     --
   International Equity Fund II...............     435       --    (157)    278
   Utility Fund II............................     148       --    (108)     40
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................   1,163    4,730    (556)  5,337
   VIF--Core Equity Fund......................   3,048    6,517  (2,006)  7,559
Lazard Retirement Series, Inc.:
   Retirement Equity Portfolio................     100       --    (100)     --
   Retirement Small Cap Portfolio.............  15,348   17,097  (3,066) 29,379
Neuberger & Berman Advisors Management Trust:
   Limited Maturity Bond Portfolio............     189       --    (127)     62
   Partners Portfolio.........................     301       --    (114)    187
Strong Opportunity Fund II....................   2,153      154    (673)  1,634
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................   4,342       --    (731)  3,611
Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund........................     100       --    (100)     --
   Worldwide Emerging Markets Fund............     281       --    (121)    160
   Worldwide Hard Assets Fund.................     640       --    (173)    467
   Worldwide Real Estate Fund.................     117       --    (105)     12
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............   5,966   11,478  (2,131) 15,313
   Fidelity VIP Growth Portfolio..............  10,957   12,661  (3,903) 19,715
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......   3,479   14,589  (1,221) 16,847

                          BMA VARIABLE LIFE ACCOUNT A

6. Unit Fair Values

   The Company sells three different variable life products which have unique combinations of features and fees that are charged against the contract owner's account balance. All charges are assessed through the redemption of units. Unit value information and financial ratios for each subaccount are as follows:

                                                                     Investment
                                                   Unit                Income   Expense   Total
                                            Units  Value  Net Assets   Ratio*   Ratio** Return***
                                            ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2004
Investors Mark Series Fund, Inc. (IMSF):
   Balanced................................ 14,181 $16.38  $232,303     1.87%     N/A     16.92%
   Growth and Income....................... 55,598  15.72   873,966     0.02%     N/A     12.05%
   Large Cap Value......................... 15,474  13.65   211,210     1.68%     N/A     15.58%
   Small Cap Equity........................ 21,768  17.47   380,339     0.00%     N/A      5.50%
   Large Cap Growth........................ 36,708   8.92   327,294     0.00%     N/A     -1.00%
   Intermediate Fixed Income............... 28,117  13.77   387,250     4.11%     N/A      2.68%
   Mid Cap Equity.......................... 19,916  18.20   362,511     0.05%     N/A     15.34%
   Money Market............................ 58,156  11.64   676,654     0.85%     N/A     -0.68%
   Global Fixed Income.....................  4,464  13.28    59,292     0.00%     N/A      3.59%
Conseco Series Trust:
   Equity Portfolio........................  1,612  22.11    35,639     0.35%     N/A     20.95%
   Fixed Income Portfolio..................     97  14.40     1,397     4.39%     N/A      5.19%
The Alger American Fund:
   Growth Portfolio........................ 42,632  10.78   459,500     0.00%     N/A      5.58%
   Leveraged AllCap Portfolio.............. 41,331  12.60   520,975     0.00%     N/A      7.97%
   MidCap Growth Portfolio................. 49,239  17.43   858,030     0.00%     N/A     10.53%
   Small Capitalization Portfolio..........    776  10.15     7,879     0.00%     N/A     16.53%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund............... 68,424  12.08   826,329     1.42%     N/A     13.00%
   VP International Fund...................  1,504  11.60    17,452     0.64%     N/A     14.85%
   VP Value Fund........................... 25,003  16.60   414,978     1.02%     N/A     11.94%
Dreyfus Socially Responsible Growth Fund,
  Inc......................................  1,058   9.19     9,726     0.35%     N/A      6.12%
Dreyfus Stock Index Fund................... 84,173  11.23   945,349     1.87%     N/A     10.86%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio............. 13,844  10.32   142,899     1.46%     N/A      7.84%
Federated Insurance Series:
   International Equity Fund II............    144  12.63     1,818     0.00%     N/A     13.38%
   Utility Fund II.........................     14   8.57       120     4.17%     N/A     12.61%
AIM Variable Insurance Funds:
   AIM VI High Yield Fund..................  8,613  10.85    93,470     3.16%     N/A      5.67%
   AIM VI Core Stock Fund.................. 12,041  11.71   141,027     0.99%     N/A      4.18%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio.......... 33,980  19.70   669,319     0.00%     N/A     13.54%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio.........     36  12.67       456     3.39%     N/A     -0.16%
   Partners Portfolio......................    168  13.14     2,208     0.00%     N/A     19.24%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                                                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2004 (Concluded)
Strong Opportunity Fund II.......................    519 $17.18  $  8,916     0.00%     N/A     18.24%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................  2,778  12.62    35,057     0.00%     N/A     19.17%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...............     15  21.40       321     1.36%     N/A     24.20%
   Worldwide Hard Assets Fund....................    388  20.60     7,992     0.39%     N/A     23.95%
   Worldwide Real Estate Fund....................      8  21.88       175     1.27%     N/A     37.96%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............... 31,400   8.93   280,373     0.84%     N/A     17.04%
   Fidelity VIP Growth Portfolio................. 24,896   6.58   163,923     0.13%     N/A      3.62%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......... 30,598  11.01   336,855     0.18%     N/A     16.63%
Janus Aspen Series:
   International Growth Portfolio................ 37,410  17.28   646,460     0.92%     N/A     18.36%
   Growth Portfolio..............................    122  13.50     1,647     0.13%     N/A      4.33%
   Growth and Income Portfolio...................  1,955  13.88    27,136     0.64%     N/A     11.94%
Year ended December 31, 2003
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,478  14.01   160,779     2.55%     N/A     36.58%
   Growth and Income............................. 52,638  14.03   738,426     1.00%     N/A     31.85%
   Large Cap Value............................... 10,927  11.81   128,999     1.47%     N/A     23.62%
   Small Cap Equity.............................. 17,747  16.56   293,963     0.00%     N/A     43.91%
   Large Cap Growth.............................. 36,465   9.01   328,561     0.11%     N/A     26.90%
   Intermediate Fixed Income..................... 22,763  13.41   305,271     5.16%     N/A      5.10%
   Mid Cap Equity................................ 18,040  15.78   284,586     0.18%     N/A     35.59%
   Money Market.................................. 49,548  11.72   580,725     0.65%     N/A      0.17%
   Global Fixed Income...........................  2,813  12.82    36,063     0.00%     N/A      4.83%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................     --     --        --     0.18%     N/A       N/A
   Large Cap Growth Fund.........................     --     --        --     0.14%     N/A       N/A
   Small Company Growth Fund.....................     --     --        --     0.00%     N/A       N/A
   International Fund............................     --     --        --     2.69%     N/A       N/A
Conseco Series Trust:
   Balanced Portfolio............................      1  14.91         8     0.00%     N/A     23.44%
   Equity Portfolio..............................  1,747  18.28    31,927     0.27%     N/A     37.21%
   Fixed Income Portfolio........................    116  13.69     1,582     4.64%     N/A      9.32%
The Alger American Fund:
   Growth Portfolio.............................. 38,967  10.21   397,794     0.00%     N/A     35.21%
   Leveraged AllCap Portfolio.................... 37,135  11.67   433,278     0.00%     N/A     34.73%
   MidCap Growth Portfolio....................... 39,670  15.77   625,650     0.00%     N/A     47.81%
   Small Capitalization Portfolio................    820   8.71     7,143     0.00%     N/A     42.39%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
                                               ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2003 (Concluded)
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund.................. 68,385 $10.69  $730,797     1.37%     N/A     29.38%
   VP International Fund......................  2,025  10.10    20,452     0.78%     N/A     24.51%
   VP Value Fund.............................. 24,132  14.83   357,782     1.14%     N/A     28.92%
Dreyfus Socially Responsible Growth Fund,
  Inc.........................................  1,426   8.66    12,343     0.11%     N/A     26.00%
Dreyfus Stock Index Fund...................... 75,063  10.13   760,328     1.76%     N/A     28.38%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................ 12,637   9.57   120,924     1.00%     N/A     23.47%
Federated Insurance Series:
   International Equity Fund II...............    206  11.14     2,297     0.00%     N/A     32.28%
   Utility Fund II............................     25   7.61       193     6.90%     N/A     21.04%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund....................... 10,009  10.04   100,523     8.98%     N/A     25.07%
   VIF--Core Equity Fund......................  9,600  11.24   107,857     1.45%     N/A     22.66%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio............. 32,318  17.35   560,645     0.00%     N/A     37.22%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............     45  12.69       571     2.26%     N/A      2.04%
   Partners Portfolio.........................    176  11.02     1,939     0.00%     N/A     35.08%
Strong Opportunity Fund II....................  1,547  14.53    22,475     0.08%     N/A     37.06%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................  3,159  10.59    33,463     0.00%     N/A     34.25%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund............    138  17.23     2,386     0.11%     N/A     54.16%
   Worldwide Hard Assets Fund.................    418  16.62     6,944     0.49%     N/A     45.03%
   Worldwide Real Estate Fund.................      9  15.86       149     2.23%     N/A     34.71%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............ 19,713   7.63   150,378     0.53%     N/A     43.12%
   Fidelity VIP Growth Portfolio.............. 22,632   6.35   143,788     0.12%     N/A     32.64%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio....... 22,129   9.44   208,914     0.32%     N/A     28.10%
Janus Aspen Series:
   International Growth Portfolio............. 33,849  14.60   494,080     1.24%     N/A     34.50%
   Growth Portfolio...........................    123  12.94     1,595     0.09%     N/A     22.05%
   Growth and Income Portfolio................  2,371  12.40    29,404     0.98%     N/A     18.00%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                                                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2002
Investors Mark Series Fund, Inc. (IMSF):
   Balanced...................................... 11,496 $10.26  $117,903     3.94%     N/A    -13.48%
   Growth and Income............................. 42,915  10.64   456,717     0.90%     N/A    -18.29%
   Large Cap Value...............................  9,567   9.55    91,393     0.97%     N/A    -11.62%
   Small Cap Equity.............................. 14,253  11.51   164,065     0.00%     N/A    -24.79%
   Large Cap Growth.............................. 32,695   7.10   232,139     0.00%     N/A    -28.48%
   Intermediate Fixed Income..................... 16,791  12.76   214,252     5.14%     N/A      7.45%
   Mid Cap Equity................................ 16,421  11.64   191,058     0.26%     N/A    -13.51%
   Money Market.................................. 53,082  11.70   621,269     1.36%     N/A      1.47%
   Global Fixed Income...........................  2,213  12.23    27,061     3.82%     N/A      6.97%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    255   5.40     1,379     0.00%     N/A    -39.65%
   Large Cap Growth Fund.........................  3,316   7.82    25,923     1.27%     N/A    -33.64%
   Small Company Growth Fund.....................  1,978   6.86    13,576     0.00%     N/A    -49.26%
   International Fund............................ 43,551   7.62   332,083     3.70%     N/A    -21.31%
Conseco Series Trust:
   Balanced Portfolio............................    599  12.08     7,183     2.98%     N/A    -12.87%
   Equity Portfolio..............................  1,872  13.32    24,944     0.32%     N/A    -13.42%
   Fixed Income Portfolio........................    126  12.52     1,572     5.68%     N/A      4.68%
The Alger American Fund:
   Growth Portfolio.............................. 35,092   7.55   265,061     0.04%     N/A    -32.99%
   Leveraged AllCap Portfolio.................... 27,537   8.66   238,477     0.01%     N/A    -33.91%
   MidCap Growth Portfolio....................... 30,158  10.67   322,342     0.00%     N/A    -29.54%
   Small Capitalization Portfolio................    881   6.12     5,394     0.00%     N/A    -26.22%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 60,713   8.26   501,650     0.86%     N/A    -19.37%
   VP International Fund.........................  2,102   8.11    17,043     0.79%     N/A    -20.37%
   VP Value Fund................................. 21,335  11.50   245,521     0.76%     N/A    -12.62%
Dreyfus Socially Responsible Growth Fund,
  Inc............................................  1,727   6.87    11,867     0.19%     N/A    -28.94%
Dreyfus Stock Index Fund......................... 57,127   7.89   450,851     1.41%     N/A    -22.36%
Dreyfus Variable Investment Fund--
   Disciplined Stock Portfolio................... 11,389   7.75    88,238     1.07%     N/A    -22.61%
Federated Insurance Series:
   International Equity Fund II..................    278   8.42     2,338     0.00%     N/A    -23.11%
   Utility Fund II...............................     40   6.29       250     9.89%     N/A    -24.48%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund..........................  5,337   8.03    42,869    18.53%     N/A     -1.30%
   VIF--Core Equity Fund.........................  7,559   9.16    69,285     2.31%     N/A    -19.11%
Lazard Retirement Series, Inc.--
   Retirement Small Cap Portfolio................ 29,379  12.64   371,434     0.00%     N/A     17.68%

                          BMA VARIABLE LIFE ACCOUNT A

                                                                           Investment
                                                         Unit                Income   Expense   Total
                                                  Units  Value  Net Assets   Ratio*   Ratio** Return***
                                                  ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2002 (Concluded)
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio...............     62 $12.44  $    767     8.39%     N/A      5.34%
   Partners Portfolio............................    187   8.16     1,523     0.69%     N/A    -24.14%
Strong Opportunity Fund II.......................  1,634  10.60    17,333     0.35%     N/A    -26.82%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II........................  3,611   7.89    28,500     0.00%     N/A    -37.55%
Van Eck Worldwide Insurance Trust:
   Worldwide Emerging Markets Fund...............    160  11.18     1,788     0.25%     N/A     -3.02%
   Worldwide Hard Assets Fund....................    467  11.46     5,352     0.99%     N/A     -2.85%
   Worldwide Real Estate Fund....................     12  11.77       137     7.74%     N/A     -4.48%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............... 15,313   5.33    81,663     0.50%     N/A    -20.46%
   Fidelity VIP Growth Portfolio................. 19,715   4.79    94,597     0.12%     N/A    -30.30%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......... 16,847   7.37   124,260     0.32%     N/A     -9.60%
Year ended December 31, 2001
Investors Mark Series Fund, Inc. (IMSF):
   Balanced......................................  5,066  11.85    60,050    10.56%     N/A      3.54%
   Growth and Income............................. 21,920  13.02   285,467     0.73%     N/A     -6.58%
   Large Cap Value............................... 11,799  10.81   127,531     1.39%     N/A     -1.59%
   Small Cap Equity..............................  9,176  15.31   140,432     0.00%     N/A     -9.72%
   Large Cap Growth.............................. 33,026   9.93   327,858     0.00%     N/A    -24.56%
   Intermediate Fixed Income..................... 11,514  11.88   136,731     6.28%     N/A      7.21%
   Mid Cap Equity................................ 14,902  13.45   200,458     0.30%     N/A     -2.70%
   Money Market.................................. 26,657  11.53   307,429     3.46%     N/A      3.77%
   Global Fixed Income...........................    468  11.43     5,352     8.29%     N/A      4.42%
Berger Institutional Products Trust (Berger IPT):
   Growth Fund...................................    395   8.95     3,540     0.00%     N/A    -32.51%
   Large Cap Growth Fund.........................  3,882  11.78    45,729     0.41%     N/A    -25.26%
   Small Company Growth Fund.....................  1,658  13.53    22,425     0.00%     N/A    -33.47%
   International Fund............................ 33,523   9.69   324,787     1.12%     N/A    -20.27%
Conseco Series Trust:
   Balanced Portfolio............................    963  13.86    13,348     3.15%     N/A     -6.60%
   Equity Portfolio..............................  2,314  15.39    35,614     0.38%     N/A    -10.30%
   Fixed Income Portfolio........................    234  11.96     2,795     5.92%     N/A      8.84%
   Government Securities Portfolio...............    100  11.55     1,153     4.59%     N/A      6.13%
The Alger American Fund:
   Growth Portfolio.............................. 25,541  11.27   287,887     0.23%     N/A    -11.81%
   Leveraged AllCap Portfolio.................... 14,962  13.10   196,061     0.00%     N/A    -15.93%
   MidCap Growth Portfolio....................... 13,185  15.15   199,697     0.00%     N/A     -6.52%
   Small Capitalization Portfolio................    972   8.30     8,066     0.05%     N/A    -29.51%
American Century Variable Portfolios, Inc.:
   VP Income and Growth Fund..................... 35,812  10.25   366,944     0.84%     N/A     -8.35%
   VP International Fund.........................  2,199  10.18    22,395     0.10%     N/A    -29.17%
   VP Value Fund................................. 11,043  13.16   145,294     0.85%     N/A     12.82%

                          BMA VARIABLE LIFE ACCOUNT A

6. Unit Fair Value (Concluded)

                                                                        Investment
                                                      Unit                Income   Expense   Total
                                               Units  Value  Net Assets   Ratio*   Ratio** Return***
                                               ------ ------ ---------- ---------- ------- ---------
Year ended December 31, 2001 (Concluded)
Dreyfus Socially Responsible Growth
  Fund, Inc...................................  2,437 $ 9.67  $ 23,560     0.06%     N/A    -22.57%
Dreyfus Stock Index Fund...................... 41,161  10.16   418,358     1.15%     N/A    -12.18%
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio................  4,768  10.01    47,725     0.39%     N/A    -13.27%
   International Value Portfolio..............    101  10.92     1,105     0.78%     N/A    -13.22%
Federated Insurance Series:
   High--Income Bond Fund II..................    100   9.41       943    19.40%     N/A      1.38%
   International Equity Fund II...............    435  10.90     4,737     0.00%     N/A    -29.42%
   Utility Fund II............................    148   8.28     1,221     3.36%     N/A    -13.72%
INVESCO Variable Investment Funds:
   VIF--High Yield Fund.......................  1,163   8.14     9,464     0.00%     N/A    -14.93%
   VIF--Core Equity Fund......................  3,048  11.33    34,534     0.00%     N/A     -8.97%
Lazard Retirement Series, Inc.:
   Retirement Equity Portfolio................    100  10.46     1,047     0.45%     N/A     -7.46%
   Retirement Small Cap Portfolio............. 15,348  15.36   235,695     0.08%     N/A     18.62%
Neuberger & Berman Advisors Management
  Trust:
   Limited Maturity Bond Portfolio............    189  11.80     2,235     6.32%     N/A      8.78%
   Partners Portfolio.........................    301  10.76     3,236     0.60%     N/A     -2.83%
Strong Opportunity Fund II....................  2,153  14.49    31,194     0.43%     N/A     -3.70%
Strong Variable Insurance Funds, Inc.--
   Mid Cap Growth Fund II.....................  4,342  12.64    54,872     0.00%     N/A    -30.77%
Van Eck Worldwide Insurance Trust:
   Worldwide Bond Fund........................    100   9.05       901     4.35%     N/A     -5.09%
   Worldwide Emerging Markets Fund............    281  11.51     3,230     0.00%     N/A     -1.81%
   Worldwide Hard Assets Fund.................    640  11.79     7,547     1.24%     N/A    -10.45%
   Worldwide Real Estate Fund.................    117  12.33     1,437     2.67%     N/A      5.34%
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio............  5,966   6.70    40,001     4.29%     N/A    -21.20%
   Fidelity VIP Growth Portfolio.............. 10,957   6.88    75,354     0.02%     N/A    -17.87%
Variable Insurance Products Fund II (VIP II)--
   Fidelity VIP II Contrafund Portfolio.......  3,479   8.15    28,341     0.17%     N/A    -12.47%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the subaccount. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invest.
 **The ratios include only those expense that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded. There are no charges that result in a direct reduction to unit values.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

                                  * * * * * *

                  Business Men's Assurance Company of America

              Consolidated Financial Statements as of and for the
                 Years Ended December 31, 2004, 2003 and 2002,
          and Report of Independent Registered Public Accounting Firm

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                ---------
Report of Independent Registered Public Accounting Firm........................................   F-1-F-2
Consolidated Financial Statements as of and for the Years Ended December 31, 2004, 2003 and
  2002:
 Consolidated Balance Sheets as of December 31, 2004 and December 31, 2003.....................   F-3-F-4
 Consolidated Statements of Income (Loss) for the year ended December 31, 2004, the period from
   May 1, 2003 to December 31, 2003, the period from January 1, 2003 to April 30, 2003
   (Predecessor Basis) and the year ended December 31, 2002 (Predecessor Basis)................       F-5
 Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31,
   2004, the period from May 1, 2003 to December 31, 2003, the period from January 1, 2003 to April 30, 2003 (Predecessor Basis) and the year ended December 31, 2002
   (Predecessor Basis).........................................................................       F-6
 Consolidated Statements of Stockholder's Equity for the year ended December 31, 2004, the period from May 1, 2003 to December 31, 2003, the period from January 1, 2003 to April 30,
   2003 (Predecessor Basis) and the year ended December 31, 2002 (Predecessor Basis)...........       F-7
 Consolidated Statements of Cash Flows for the year ended December 31, 2004, the period from
   May 1, 2003 to December 31, 2003, the period from January 1, 2003 to April 30, 2003
   (Predecessor Basis) and the year ended December 31, 2002 (Predecessor Basis)................  F-8-F-10
 Notes to Consolidated Financial Statements for the year ended December 31, 2004, the period from May 1, 2003 to December 31, 2003, the period from January 1, 2003 to April 30, 2003
   (Predecessor Basis) and the year ended December 31, 2002 (Predecessor Basis)................ F-11-F-36

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholder of
Business Men's Assurance Company of America

   We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America as of December 31, 2004 and 2003 and the related consolidated statements of income (loss), comprehensive income (loss), stockholder's equity and cash flows for the year ended December 31, 2004 (Successor Company Operations), and the periods from May 1, 2003 through December 31, 2003 (Successor Company operations), and January 1, 2003 through April 30, 2003 (Predecessor Company operations). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such 2004 and 2003 financial statements referred to above present fairly, in all material respects, the financial position of Business Men's Assurance Company of America as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the year ended December 31, 2004 and for the periods from January 1, 2003 through April 30, 2003 and May 1, 2003 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the consolidated financial statements, the Predecessor Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial statements for the period subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

/s/ Deloitte & Touche, LLP

Greenville, South Carolina
April 25, 2005

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder
Business Men's Assurance Company of America

   In our opinion, the consolidated statements of income (loss), comprehensive income (loss), stockholder's equity and cash flows for the year ended December 31, 2002 present fairly, in all material respects, the results of operations and cash flows of Business Men's Assurance Company of America and its subsidiaries (the Company) for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2004 and 2003
                                (In Thousands)

                                                                                         2004       2003
                                                                                      ---------- ----------
ASSETS:
   Investments (Note 3):
       Securities available-for-sale, at fair value:
          Fixed maturities (amortized cost--$1,512,443 in 2004 and $1,302,324 in 2003)................................................................. $1,519,776 $1,295,979
          Equity securities (cost--$14,979 in 2004 and $18,524 in 2003)..............     18,331     22,412
       Mortgage loans on real estate.................................................    411,597    442,591
       Policy loans..................................................................     50,073     50,860
       Short-term investments........................................................     96,040     97,448
       Other (Note 8)................................................................     27,713     26,282
                                                                                      ---------- ----------
              Total investments......................................................  2,123,530  1,935,572
   Cash..............................................................................      8,349      4,053
   Accrued investment income.........................................................     16,053     14,169
   Premium and other receivables.....................................................      3,051     17,992
   Current income taxes receivable (Note 7)..........................................      4,536     20,007
   Deferred income taxes (Note 7)....................................................         --      7,054
   Value of business acquired........................................................     38,285     43,672
   Deferred policy acquisition costs.................................................     44,069     13,620
   Property, equipment and software (Note 6).........................................        443        552
   Reinsurance recoverables:
       Paid and unpaid benefits ceded................................................      8,011      6,568
       Future policyholder benefits ceded............................................    122,772    139,115
   Other assets......................................................................     73,338     39,892
   Assets held in separate accounts (Note 1).........................................     29,612     94,783
                                                                                      ---------- ----------
TOTAL ASSETS......................................................................... $2,472,049 $2,337,049
                                                                                      ========== ==========

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2004 and 2003
                       (In Thousands, Except Share Data)

                                                                                            2004       2003
                                                                                         ---------- ----------
LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities:
       Future policy benefits:
          Life and annuity (Note 4)..................................................... $1,849,536 $1,608,016
          Health........................................................................     39,466     43,202
       Contract account balances (Note 4)...............................................    138,618    230,296
       Policy and contract claims.......................................................     10,388     12,757
       Other policyholder funds.........................................................     10,039      9,390
       Deferred income taxes (Note 7)...................................................        685         --
       Payable to affiliate (Note 10)...................................................      1,706      1,377
       Other liabilities (Note 8).......................................................    118,911     88,004
       Liabilities related to separate accounts (Note 4)................................     29,612     94,783
                                                                                         ---------- ----------
              Total liabilities.........................................................  2,198,961  2,087,825

   Commitments and contingencies (Note 5)

   Stockholder's equity (Notes 2 and 11):
       Preferred stock of $1 par value per share; authorized 3,000,000 shares, none
         issued and outstanding.........................................................         --         --
       Common stock of $1 par value per share; authorized 24,000,000 shares,
         5,114,112 shares issued and outstanding at December 31, 2004 and
         2003...........................................................................      5,114      5,114
       Paid-in capital..................................................................    255,572    255,572
       Accumulated other comprehensive income (loss)....................................      8,204     (2,874)
       Retained earnings (deficit)......................................................      4,198     (8,588)
                                                                                         ---------- ----------
              Total stockholder's equity................................................    273,088    249,224
                                                                                         ---------- ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.............................................. $2,472,049 $2,337,049
                                                                                         ========== ==========

                                                                    (Concluded)


                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
                 Period from January 1, 2003 to April 30, 2003
                      (Predecessor Basis), and Year ended
                     December 31, 2002 (Predecessor Basis)
                                (In Thousands)

                                                                                    Predecessor Basis
                                                                                ------------------------
                                                                   May 1, 2003  January 1, 2003
                                                                        to            to
                                                                   December 31,    April 30,
                                                           2004        2003          2003         2002
                                                         --------  ------------ --------------- --------
REVENUES:
   Premiums:
       Life and annuity premiums (Note 9)............... $ 20,344    $  9,263      $ 86,480     $254,864
       Health premiums (Note 9).........................       --          --         2,337        6,254
   Other insurance considerations.......................   21,764      14,814         7,669       29,229
   Net investment income (Note 3).......................   97,556      57,325        45,293      156,846
   Realized (losses) gains, net (Note 3)................     (117)        462        10,504      (10,095)
   Other income.........................................       79          29         8,266       20,049
                                                         --------    --------      --------     --------
          Total revenues................................  139,626      81,893       160,549      457,147
                                                         --------    --------      --------     --------
BENEFITS AND EXPENSES:
   Life and annuity benefits............................   41,992      31,378        62,305      158,368
   Health benefits......................................       --          --           602        2,035
   Increase in policy liabilities including interest
     credited to account balances.......................   51,684      34,993        42,381      139,925
   Commissions..........................................   31,779      15,817        33,271      102,184
   Increase in deferred policy acquisition costs........  (29,698)    (14,563)       (9,599)     (37,646)
   Amortization of value of business acquired...........    5,387       2,644            --           --
   Taxes, licenses and fees.............................      403       1,165         1,343        1,363
   Other operating costs and expenses...................   20,537      23,650        23,267       69,209
                                                         --------    --------      --------     --------
          Total benefits and expenses...................  122,084      95,084       153,570      435,438
                                                         --------    --------      --------     --------
INCOME (LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAX EXPENSE.............................   17,542     (13,191)        6,979       21,709
INCOME TAX EXPENSE (BENEFIT) (Note 7)...................    4,756      (4,603)          764        8,062
                                                         --------    --------      --------     --------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS............................................   12,786      (8,588)        6,215       13,647
DISCONTINUED OPERATIONS (Note 12):
   (Loss) gain from discontinued operations, net of
     income tax (benefit) expense of ($205) in 2003 and
     $259 in 2002.......................................       --          --          (380)         480
   Gain on disposal of discontinued segment, net of
     income tax expense of $175 in 2002.................       --          --            --          325
                                                         --------    --------      --------     --------
       (Loss) income from discontinued operations.......       --          --          (380)         805
                                                         --------    --------      --------     --------
NET INCOME (LOSS)....................................... $ 12,786    $ (8,588)     $  5,835     $ 14,452
                                                         ========    ========      ========     ========

                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
      Period from January 1, 2003 to April 30, 2003 (Predecessor Basis), and Year ended December 31, 2002 (Predecessor Basis)
                                (In Thousands)

                                                                                  Predecessor Basis
                                                                              ------------------------
                                                                 May 1, 2003  January 1, 2003
                                                                      to            to
                                                                 December 31,    April 30,
                                                          2004       2003          2003         2002
                                                        -------  ------------ --------------- --------
NET INCOME (LOSS)...................................... $12,786    $ (8,588)      $ 5,835     $ 14,452
                                                        -------    --------       -------     --------
OTHER COMPREHENSIVE INCOME:
Unrealized holding gains (losses) arising during period  15,070      (3,216)        1,247       36,804
Less realized (gains) losses included in net income....    (117)       (462)       10,396      (10,510)
                                                        -------    --------       -------     --------
   Net unrealized gains (losses).......................  15,187      (2,754)       (9,149)      47,314
MINIMUM PENSION LIABILITY..............................    (206)       (723)           --           --
EFFECT ON DEFERRED POLICY ACQUISITION
  COSTS................................................     751        (944)       (2,246)     (10,614)
EFFECT ON UNEARNED REVENUE RESERVE.....................      --          --           (59)         457
RELATED DEFERRED INCOME TAXES..........................  (4,654)      1,547         4,009      (13,005)
                                                        -------    --------       -------     --------
OTHER COMPREHENSIVE INCOME (LOSS)......................  11,078      (2,874)       (7,445)      24,152
                                                        -------    --------       -------     --------
COMPREHENSIVE INCOME (LOSS)............................ $23,864    $(11,462)      $(1,610)    $ 38,604
                                                        =======    ========       =======     ========


                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
      Period from January 1, 2003 to April 30, 2003 (Predecessor Basis), and Year ended December 31, 2002 (Predecessor Basis)
                       (In Thousands, Except Share Data)

                                                                            Accumulated
                                                                               Other
                                              Common   Paid-in   Retained  Comprehensive
                                              Stock    Capital   Earnings  Income (Loss)   Total
                                             -------  --------  ---------  ------------- ---------
Predecessor Basis:
   Balance at December 31, 2001............. $12,000  $ 40,106  $ 491,574     $(8,269)   $ 535,411
       Net income...........................      --        --     14,452          --       14,452
       Net change in unrealized holding
         gains..............................      --        --         --      24,152       24,152
                                             -------  --------  ---------     -------    ---------
   Balance at December 31, 2002.............  12,000    40,106    506,026      15,883      574,015
       Redemption of 6,885,888 shares.......  (6,886)  (40,106)  (201,614)         --     (248,606)
       Distribution of net reinsurance
         contracts to parent................      --        --   (110,928)         --     (110,928)
       Net income...........................      --        --      5,835          --        5,835
       Net change in unrealized holding
         gains..............................      --        --         --      (7,445)      (7,445)
                                             -------  --------  ---------     -------    ---------
   Balance at April 30, 2003................ $ 5,114  $     --  $ 199,319     $ 8,438    $ 212,871
                                             =======  ========  =========     =======    =========
---------------------------------------------------------------------------------------------------
   Balance at May 1, 2003................... $ 5,114  $185,572  $      --     $    --    $ 190,686
       Capital contribution from parent.....      --    70,000         --          --       70,000
       Net loss.............................      --        --     (8,588)         --       (8,588)
       Net change in minimum pension
         liability..........................      --        --         --        (470)        (470)
       Net change in unrealized holding
         losses.............................      --        --         --      (2,404)      (2,404)
                                             -------  --------  ---------     -------    ---------
   Balance at December 31, 2003.............   5,114   255,572     (8,588)     (2,874)     249,224
       Net income...........................      --        --     12,786          --       12,786
       Net change in minimum pension
         liability..........................      --        --         --        (134)        (134)
       Net change in unrealized holding
         losses.............................      --        --         --      11,212       11,212
                                             -------  --------  ---------     -------    ---------
   Balance at December 31, 2004............. $ 5,114  $255,572  $   4,198     $ 8,204    $ 273,088
                                             =======  ========  =========     =======    =========


                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
      Period from January 1, 2003 to April 30, 2003 (Predecessor Basis), and Year ended December 31, 2002 (Predecessor Basis)
                                (In Thousands)

                                                                                         Predecessor Basis
                                                                                     ------------------------
                                                                        May 1, 2003  January 1, 2003
                                                                             to            to
                                                                        December 31,    April 30,
                                                                2004        2003          2003         2002
                                                              --------  ------------ --------------- --------
OPERATING ACTIVITIES:
 Net income (loss)........................................... $ 12,786    $ (8,588)     $  5,835     $ 14,452
 Adjustments to reconcile net income to net cash provided
   by operating activities:
   Deferred income tax expense (benefit).....................    3,085       1,275          (139)      17,103
   Realized losses (gains), net..............................      117        (462)      (10,504)      10,095
   Gain on sale of discontinued segment......................       --          --            --         (500)
   Gain on sale of subsidiary................................       --          --        (2,792)          --
   Loss on sale of home office building......................       --          --            --        5,560
   Premium amortization, net.................................   15,802      21,185         3,414        5,493
   Policy loans lapsed in lieu of surrender benefits.........      920        (141)        4,427        2,209
   Depreciation..............................................      117          53           199        1,023
   Amortization..............................................    5,387       2,644            --           --
   Changes in assets and liabilities:
     (Increase) decrease in accrued investment income........   (1,884)      1,620         2,688        2,346
     Decrease (increase) in receivables and reinsurance
       recoverables..........................................   14,850     (11,234)       (9,130)     (12,475)
     Policy acquisition costs deferred.......................  (31,314)    (14,905)      (12,765)     (55,995)
     Policy acquisition costs amortized......................    1,616         342         8,968       24,595
     Decrease (increase) in income taxes receivable..........   15,471     (12,033)       (1,327)      (5,044)
     Increase in prepaid reinsurance costs...................       --          --       (16,645)     (29,473)
     (Decrease) increase in accrued policy benefits, claim
       reserves, unearned revenues and policyholder
       funds.................................................  (45,316)    (32,175)       17,024       33,251
     Interest credited to policyholder accounts..............   62,656      55,152        28,149       71,429
     (Decrease) increase in other assets and other
       liabilities, net......................................   (2,880)    (20,519)       25,294      (10,605)
     Other, net..............................................       --          --            --          897
                                                              --------    --------      --------     --------
       Net cash provided by (used in) operating
         activities..........................................   51,413     (17,786)       42,696       74,361
                                                              --------    --------      --------     --------

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
      Period from January 1, 2003 to April 30, 2003 (Predecessor Basis), and Year ended December 31, 2002 (Predecessor Basis)
                                (In Thousands)

                                                                                        Predecessor Basis
                                                                                    -------------------------
                                                                       May 1, 2003  January 1, 2003
                                                                            to            to
                                                                       December 31,    April 30,
                                                               2004        2003          2003          2002
                                                            ---------  ------------ --------------- ---------
INVESTING ACTIVITIES:
 Purchases of investments:
   Securities available-for-sale:
     Fixed maturities...................................... $(626,604)  $(677,253)     $(126,418)   $(890,083)
     Equity securities.....................................    (2,657)     (3,827)            --      (12,877)
   Mortgage and policy loans...............................  (146,766)   (150,209)       (10,809)     (23,993)
   Other...................................................    (2,425)    (50,310)        (2,325)      (7,257)
 Sales, calls or maturities of investments:
   Maturities and calls of securities available-for-sale--
     fixed maturities......................................   209,474     229,132        249,111      301,130
   Sales of securities available-for-sale:
     Fixed maturities......................................   206,952     186,353        400,751      344,602
     Equity securities.....................................     7,883       8,240            941       65,621
   Mortgage and policy loans...............................   174,529     270,503         91,147      192,123
   Other...................................................     1,640      45,309            717        5,985
 Purchase of property, equipment and software..............        (8)       (384)            (6)        (120)
 Proceeds from sale of property and equipment..............        --          --          1,019        3,033
 Net decrease (increase) in short-term investments.........     1,408     (96,727)           107        1,216
 Advance made to parent under promissory note..............    (5,000)         --             --           --
 Payments received from parent under promissory
   note....................................................     5,000          --             --           --
 Proceeds from sale of subsidary...........................        --          --         17,551           --
                                                            ---------   ---------      ---------    ---------
       Net cash (used in) provided by investing
         activities........................................  (176,574)   (239,173)       621,786      (20,620)
                                                            ---------   ---------      ---------    ---------
FINANCING ACTIVITIES:
 Capital contribution from parent..........................        --      70,000             --           --
 Net cash payment to transfer liabilities..................        --     (19,573)      (231,945)          --
 Redemption of common shares...............................        --          --       (248,606)          --
 Deposits from interest sensitive and investment-type
   contracts...............................................   347,677     167,640         57,378      207,462
 Withdrawals from interest sensitive and investment-
   type contracts..........................................  (218,220)   (153,641)       (88,611)    (247,747)
 Net proceeds from other borrowing.........................        --          --             --        7,813
 Retirement of other borrowing.............................        --     (25,633)        (1,950)     (16,303)
                                                            ---------   ---------      ---------    ---------
       Net cash provided by (used in) financing
         activities........................................   129,457      38,793       (513,734)     (48,775)
                                                            ---------   ---------      ---------    ---------

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
      Period from January 1, 2003 to April 30, 2003 (Predecessor Basis), and Year ended December 31, 2002 (Predecessor Basis)
                                (In Thousands)

                                                                             Predecessor Basis
                                                                          -----------------------
                                                             May 1, 2003  January 1, 2003
                                                                  to            to
                                                             December 31,    April 30,
                                                     2004        2003          2003        2002
                                                   --------  ------------ --------------- -------
NET INCREASE (DECREASE) IN CASH................... $  4,296   $(218,166)     $150,748     $ 4,966
CASH:
  Beginning of period.............................    4,053     222,219        71,471      66,505
                                                   --------   ---------      --------     -------
  End of period................................... $  8,349   $   4,053      $222,219     $71,471
                                                   ========   =========      ========     =======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash (received) paid for income taxes........... $(13,587)  $   6,155      $    254     $ 3,565
                                                   ========   =========      ========     =======
  Interest paid on borrowings..................... $     --   $     114      $    469     $ 1,649
                                                   ========   =========      ========     =======

                                                                    (Concluded)



                See notes to consolidated financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     For the Year ended December 31, 2004,
                 Period from May 1, 2003 to December 31, 2003,
      Period from January 1, 2003 to April 30, 2003 (Predecessor Basis), and Year ended December 31, 2002 (Predecessor Basis)

1. Summary of Significant Accounting Policies

  Organization

   Business Men's Assurance Company of America (the "Company") is a South Carolina-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products primarily distributed through a nationwide network of general agencies and independent brokers. The Royal Bank of Canada ("RBC"), a Canadian financial services company, is the ultimate parent company. The Company is directly owned by Liberty Life Insurance Company ("LLIC"), a South Carolina-domiciled life insurance company.

  Acquisition by Royal Bank of Canada

   On May 1, 2003, LLIC purchased 100% of the Company from Generali Finance B.V. (the former direct parent of the Company, ultimately owned by Assicurazioni Generali, S.p.A., an Italian insurance company) ("Generali") for $185.3 million. The Company operates as a wholly owned stock subsidiary of LLIC. On May 1, 2003, immediately prior to the closing of the sale to LLIC, the Company entered into a series of transactions as follows:

  . The Company sold its mutual fund subsidiary, Jones & Babson ("J&B") to RBC Dain Rauscher, an affiliate of LLIC, for $19.2 million. This transaction resulted in the recognition of a gain on the sale of $2.8 million, net of related taxes, which is included in other income during the period from January 1, 2003 through April 30, 2003. The results of operations of this discontinued operation for all previous periods are not material to the financial statements of the Company.

  . The Company redeemed 6,885,888 shares of common stock from Generali for $248.6 million.

  . The Company transferred its assumed in-force reinsurance block of business to its then parent, Generali, under an Assumption and Coinsurance Agreement. Under the terms of the agreement, the Company paid $251.5 million to transfer the net liabilities related to this in-force block of business. This transaction generated an equity distribution of $110.9 million, net of related deferred income taxes, to its former parent, Generali. As of December 31, 2004, 95.6% of the initial assumed in-force block of business has been novated, effectively releasing the Company from any credit risks related to these contracts.

   The acquisition of the Company by LLIC was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations. LLIC used push down accounting to allocate the purchase price to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on May 1, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following summarizes the balance sheet of the Company after the acquisition on May 1, 2003:

         Assets acquired:
            Investments.................................... $1,718,569
            Cash...........................................    222,219
            Value of business acquired.....................     46,316
            Separate account assets........................    179,346
            Reinsurance recoverable........................    829,896
            Other assets...................................     65,046
                                                            ----------
         TOTAL ASSETS...................................... $3,061,392
                                                            ==========
         Liabilities assumed:
            Future policy benefits......................... $2,185,001
            Contract account balances......................    346,899
            Separate account liabilities...................    179,346
            Other liabilities..............................    159,460
                                                            ----------
         TOTAL LIABILITIES.................................  2,870,706
         Consideration:
            Cash paid for net assets.......................    185,321
            Capitalized transaction costs..................      5,365
                                                            ----------
         STOCKHOLDER'S EQUITY..............................    190,686
                                                            ----------
         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY........ $3,061,392
                                                            ==========

   As a result of the acquisition, the consolidated balance sheet for the period subsequent to the acquisition has different carrying values for certain assets and liabilities than those for periods prior to the acquisition and, therefore, are not directly comparable. In addition, to the extent the realization of such assets and satisfaction of such liabilities affect operations, net income may not be comparable to periods prior to the acquisition. For the periods prior to the date of acquisition, the Company is referred to as the "Predecessor Company."

   On December 31, 2003, at management's request, the Missouri Department of Insurance transferred the supervision of the Company to the South Carolina Department of Insurance.

  Principles of Consolidation and Basis of Presentation

   The Company's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

  Use of Estimates

   The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policyholder benefits, policy and contract claims, deferred policy acquisition costs, value of business acquired and investment and deferred tax valuation allowances.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Investments

   The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs ("DPAC") and related deferred income taxes are reported as unrealized gains or losses directly in accumulated other comprehensive income (loss). The DPAC offset to the unrealized gains or losses represents a valuation adjustment or reinstatement of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

   The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

   Declines in fair value of individual available-for-sale securities below their cost that are determined to be other-than-temporary impairments result in write-downs of the individual securities to their fair values. The related write-downs have been included in earnings as realized losses. The other-than-temporary determination is based on a periodic review that includes an analysis of the facts and circumstances of each individual investment such as length of time the fair value has been below cost, the expectation for that security's performance, the credit worthiness of the issuer and the Company's intent and ability to hold the security to maturity.

   Realized gains and losses on sales of investments and declines in value considered to be other-than-temporary are recognized in net income on the specific identification basis.

   Mortgage loans and mortgage-backed securities are carried at unpaid principal balances, net of unamortized premiums and discounts and valuation allowances for other-than-temporary declines in value. The Company discontinues the accrual of interest on mortgage loans that are more than 90 days delinquent.

   Policy loans are carried at unpaid balances.

  Impairment of Loans

   SFAS No. 114, Accounting by Creditors for Impairment of a Loan, and SFAS No. 118, Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures, requires that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

  Deferred Policy Acquisition Costs

   Certain commissions, expenses of the policy issue and underwriting departments and other variable expenses that are directly related and incremental to the issuance of policies are deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 30 years in proportion to the premium revenue recognized. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

   For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 30 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest expense and surrender experience. For investment-type products, the

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA amortization period is 20 years. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

   Predecessor Company's deferred policy acquisition costs were amortized over a period of not more than 25 years for all types of policies and investment-type products.

   Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

  Value of Business Acquired

   Value of business acquired represents the lower of purchase cost or the present value of future profits expected to be generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to either the present value of estimated gross profits from universal life-type insurance and investment-type products or the present value of premiums for traditional insurance products.

  Derivatives

   The Company markets equity-indexed annuities. These contracts have an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) or Dow Jones Industrial Average index. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. These options act as an economic hedge, as changes in the fair market values are recognized in net investment income. For all periods presented, activity reflected in net investment income related to these options was not significant.

  Recognition of Insurance Revenue and Related Expenses

   For limited payment and other traditional life insurance policies, premium income is reported as earned when due, with past due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of deferred policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

   For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts.

  Investment Income

   Fixed maturity premiums and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method that considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and those prepayments currently anticipated. When such differences occur, the net investment in the mortgage-backed security is

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

  Policy Liabilities and Contract Values

   The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates grade from 2.72% to 6.70% over 10 years; withdrawal rates for individual life policies are based on Company experience; and mortality rates are based on mortality tables that consider Company experience.

   For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

   For guaranteed investment contracts ("GICs"), the liability is computed as the present value of future cash flows using a market interest rate that ranges from 4.03% to 4.08%. Predecessor Company computed GIC liabilities at the original deposit amount plus accrued interest guaranteed to the contractholder.

   Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The net amount of benefits payable included in the future policy benefit reserves and policy and contract claims, less the amounts recoverable from reinsurers for December 31, 2004 and 2003 was $267,000 and $234,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 7%. Claim termination rates are based on industry tables.

   Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

  Income Taxes

   Income taxes are computed using the liability method required by SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred income tax assets and liabilities are determined based on the differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and law that will be in effect when the differences are expected to reverse. Future tax benefits are recognized to the extent that realization of such benefits is more likely than not.

   Prior to May 1, 2003, the Company and its subsidiaries filed a consolidated tax return. After May 1, 2003, the Company is included in the consolidated tax return of LLIC. Net federal income taxes (or benefits) are to be allocated between the companies included in the consolidation based upon the provisions of a written agreement approved by the Board of Directors. In general, under this agreement, allocation is based upon separate return calculations with current credit for net losses utilized by the consolidated group.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Separate Accounts

   These accounts arise from two lines of business--variable annuities and variable universal life. The separate account assets are legally segregated and are not subject to the claims that may arise from any other business of the Company. In 2003, the Company also had a separate account with insured GICs. Upon the adoption on January 1, 2004, of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, the assets and liabilities of $68,114,000 of the GIC separate account were transferred into the general account from the separate account.

   The assets and liabilities of the variable lines of business are reported at fair value because the policy owners assume the underlying investment risks. Investment income and gains or losses arising from the variable line of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable lines of business totaled $29,612,000 on December 31, 2004 and $26,669,000 on December 31, 2003.

   The assets of the GIC line of business were maintained at an amount equal to the related liabilities. These assets related to the GIC line of business included securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, were reported as unrealized gains or losses directly in accumulated other comprehensive income (loss).

   The liabilities were reported at the present value of future cash flows using a market interest rate of 4.08%. Investment income and gains or losses arising from GIC investments were included in investment income in the accompanying consolidated statements of operations. The guaranteed interest payable was included in the increase in policy liabilities in the accompanying consolidated statements of operations. There are no separate account assets or liabilities for the GIC line of business on December 31, 2004. Separate account assets and liabilities for the GIC line of business totaled $68,114,000 on December 31, 2003.

   The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with guarantees on death whereby the contract holder receives the greater of a) total premiums less withdrawals, b) current contract value, or c) stepped up value. The stepped up value equals the highest contract value on policy anniversary dates adjusted for withdrawals. The variable annuities have an optional rider that increases the death benefit by a stated percentage of the gain in the contract. One variable annuity contract provides for an increase in the contract value in the event of annuitization after the fifth policy year.

   The Company issues variable universal life contracts with guarantees that coverage will not lapse for a specified period as long as the minimum premium is paid. One contract requires that no withdrawals or partial surrenders be taken in order for coverage guarantees to remain in effect.

   The assets supporting the variable portion of both variable annuity and variable universal life contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities in the accompanying Consolidated Balance Sheets. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the accompanying Consolidated Statements of Income (Loss). Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the accompanying Consolidated Statements of Income (Loss).

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   At December 31, 2004, the Company had the following contracts with guarantees, including reserves required under SOP 03-1:

                                                            Account Balance*
                                                            ----------------
    Variable annuity with guaranteed minimum death benefits   $29,500,000
    Variable annuity with annuitization benefits...........       203,000
    Variable universal life with no lapse guarantee........     8,600,000

   -----
  *Account balance includes both the fixed portion of the contracts, which are included in the general account, and the variable portion of the contracts, which are included in the separate account.

   At December 31, 2004, account balances of contracts with guarantees were invested in equity securities totaling $24,500,000 million in variable separate accounts.

  Cash and cash equivalents

   Cash and cash equivalents represent cash, demand deposits, and highly liquid short-term investments with original or remaining maturities of 90 days or less when purchased.

  Property, Equipment and Software

   Property, equipment and software are generally valued at cost, including development costs, less allowances for depreciation. Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

  Impairment of Long-Lived Assets

   The Company reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If long-lived assets are impaired, the Company recognizes an impairment loss measured as the amount by which the carrying value of the assets exceeds the estimated fair value of the assets.

  Intangible Assets

   In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, amortization of goodwill was discontinued on January 1, 2002. Under SFAS No. 142, goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Intangible assets that have finite lives will continue to be amortized over their useful lives. For the year ended December 31, 2001, goodwill was amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000. The subsidiary that created the goodwill was sold in May 2003, and the carrying amount of goodwill, or $2,738,000, was included in the calculation of the gain on sale.

  Reinsurance and Other Contract Deposits

   In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises under various types of contracts including coinsurance and excess

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA coverage. The Company's automatic retention limit per individual life ranges between $200,000 and $1,000,000 depending upon the underwriting class and issue age of the policyholder.

   Reinsurance activities are accounted for consistent with terms of the underlying contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as reinsurance recoverables in the accompanying balance sheets, and commissions and expense allowances received in connection with reinsurance ceded have been recorded in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

  Fair Values of Financial Instruments

   SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2004 and 2003 (in thousands):

                                                     December 31, 2004     December 31, 2003
                                                   --------------------- ---------------------
                                                    Carrying    Fair      Carrying    Fair
                                                     Amount     Value      Amount     Value
                                                   ---------- ---------- ---------- ----------
Fixed maturities (Note 3)......................... $1,519,776 $1,519,776 $1,295,979 $1,295,979
Equity securities (Note 3)........................     18,331     18,331     22,412     22,412
Mortgage loans on real estate.....................    411,597    419,069    442,591    441,424
Policy loans......................................     50,073     47,471     50,860     48,110
Short-term investments............................     96,040     96,040     97,448     97,448
Cash..............................................      8,349      8,349      4,053      4,053
Reinsurance recoverables:
   Paid and unpaid benefits.......................      8,011      8,011      6,568      6,568
   Future policyholder benefits...................    122,772    122,772    139,115    139,115
Assets held in separate accounts..................     29,612     29,612     94,783     94,783
Investment-type insurance contracts (Note 4)......  1,317,443  1,232,471  1,196,541  1,136,764

   The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

   Investment Securities--Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Mortgage Loans on Real Estate and Policy Loans--The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

   Reinsurance Recoverables--The carrying values of reinsurance recoverables approximate their fair values.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  Postretirement Benefits

   The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

  Comprehensive Income (Loss)

   Unrealized gains and losses on available-for-sale securities and the change in the minimum pension liability are included in accumulated other comprehensive income (loss) in stockholder's equity. Other comprehensive income
(loss) excludes net investment gains (losses) included in net income that represent transfers from unrealized to realized gains and losses. These amounts are net of income taxes and adjustments to deferred policy acquisition costs and value of insurance in force acquired.

  Reclassifications

   Certain amounts for 2003 and 2002 have been reclassified to conform to the current year presentation.

2. Dividend Limitations

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval of the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholders' surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The maximum dividend the Company could pay during 2005 without prior approval of the Director of Insurance is $19,725,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2004. The Company's capital and surplus exceed the NAIC's Risk-Based Capital requirements at the end of 2004.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   As of December 31, 2004 and 2003, the Company's statutory stockholder's equity was $146,395,000 and $136,101,000, respectively. Statutory net gain from operations before realized capital gains and net income for each of the three years in the period ended December 31, 2004 were as follows (in thousands):

                                                      2004    2003     2002
                                                     ------- ------- --------
  Net gain (loss) from operations before realized
    capital gains................................... $19,725 $24,523 $(23,495)
  Net income (loss).................................  14,298  33,036  (40,394)

3. Investment Operations

   The Company's investments in securities available-for-sale at December 31, 2004 and 2003 are summarized as follows (in thousands):

                                                                December 31, 2004
                                                   -------------------------------------------
                                                                Gross      Gross
                                                   Amortized  Unrealized Unrealized
                                                     Cost       Gains      Losses   Fair Value
                                                   ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies.... $  158,362  $ 1,278    $ (1,154) $  158,486
   Obligations of states and political
     subdivisions.................................      6,486       22          (3)      6,505
   Corporate securities...........................    615,667    9,154      (4,510)    620,311
   Mortgage-backed securities.....................    731,928    7,290      (4,744)    734,474
                                                   ----------  -------    --------  ----------
Total fixed maturities............................  1,512,443   17,744     (10,411)  1,519,776
Equity securities.................................     14,979    3,355          (3)     18,331
                                                   ----------  -------    --------  ----------
                                                   $1,527,422  $21,099    $(10,414) $1,538,107
                                                   ==========  =======    ========  ==========

                                                                December 31, 2003
                                                   -------------------------------------------
                                                                Gross      Gross
                                                   Amortized  Unrealized Unrealized
                                                     Cost       Gains      Losses   Fair Value
                                                   ---------- ---------- ---------- ----------
Fixed maturities:
   U.S. Treasury securities and obligations of
     U.S. government corporations and agencies.... $  201,878  $   526    $   (814) $  201,590
   Obligations of states and political
     subdivisions.................................      6,863       21          (8)      6,876
   Corporate securities...........................    525,675    4,042      (6,124)    523,593
   Mortgage-backed securities.....................    567,908    2,800      (6,788)    563,920
                                                   ----------  -------    --------  ----------
Total fixed maturities............................  1,302,324    7,389     (13,734)  1,295,979
Equity securities.................................     18,524    3,892          (4)     22,412
                                                   ----------  -------    --------  ----------
                                                   $1,320,848  $11,281    $(13,738) $1,318,391
                                                   ==========  =======    ========  ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following table represents the invested assets owned by the company in an unrealized loss position at December 31, 2004:

                                  Less Than 12 Months           Greater Than 12 Months                 Total
                             ------------------------------ ------------------------------ ------------------------------
                             Number of   Fair    Unrealized Number of   Fair    Unrealized Number of   Fair    Unrealized
                             Securities  Value     Losses   Securities  Value     Losses   Securities  Value     Losses
                             ---------- -------- ---------- ---------- -------- ---------- ---------- -------- ----------
Fixed maturities:
  U.S. Treasury obligations
   and directed obligations
   of U.S. government
   agencies.................     11     $ 84,081   $  816        1     $  4,663   $  338       12     $ 88,744  $ 1,154
  Obligations of state and
   political subdivisions...      1        3,467        3       --           --       --        1        3,467        3
  Corporate securities......    104      208,631    1,822       21       79,443    2,688      125      288,074    4,510
  Mortgage-backed
   securities...............     52      186,288    1,355       28      100,439    3,389       80      286,727    4,744
  Marketable equity
   securities...............      2           60        3       --           --       --        2           60        3
                                ---     --------   ------       --     --------   ------      ---     --------  -------
Total.......................    170     $482,527   $3,999       50     $184,545   $6,415      220     $667,072  $10,414
                                ===     ========   ======       ==     ========   ======      ===     ========  =======

   U.S. Treasury Obligations - The unrealized losses on the company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2004.

   Mortgage-Backed Securities - The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities will not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2004.

   All of the unrealized losses on the Company's investment in corporate mortgage-backed securities is represented by bonds with a market value of less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2004.

   Corporate Bonds - Of the $4,510,000 in unrealized losses on investments in corporate bonds, 69% is represented by bonds with a market value less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2004.

   The remainder of the Company's portfolio of corporate bonds in an unrealized loss position have a market value between 6% and 10% below amortized cost. The market value of these bonds is $18,928,000, which is comprised of 6 securities. Each of these bond and the bonds' issuers have received favorable credit ratings from nationally recognized rating agencies. The Company has the intent and ability to hold these investments until a recovery of fair value, which may be at maturity. Therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2004.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The amortized cost and estimated fair value of fixed maturity securities at December 31, 2004, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date (in thousands):

                                                       Amortized
                                                         Cost     Fair Value
                                                       ---------- ----------
    Due in one year or less........................... $   99,741 $   99,496
    Due after one year through five years.............    159,952    159,186
    Due after five years through 10 years.............    186,582    190,709
    Due after 10 years................................    334,240    335,911
                                                       ---------- ----------
                                                          780,515    785,302
    Mortgage-backed securities........................    731,928    734,474
                                                       ---------- ----------
    Total fixed maturity securities................... $1,512,443 $1,519,776
                                                       ========== ==========

   The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2004 and 2003 are as follows (in thousands):

                                         2004     2003
                                       -------- --------
                        State:
                           Missouri... $ 39,307 $ 40,803
                           Florida....   37,624   42,539
                           Oklahoma...   34,403   24,522
                           Utah.......   33,967   31,429
                           Texas......   30,006   30,961
                           California.   19,906   29,437
                           Nevada.....   18,530   22,621
                           Ohio.......   17,331    9,527
                           Arizona....   15,152   29,220
                           Other......  165,371  181,532
                                       -------- --------
                                       $411,597 $442,591
                                       ======== ========

   Bonds, mortgage loans, preferred stocks and common stocks approximating $7,789,000 and $7,452,000 were on deposit with regulatory authorities at December 31, 2004 and 2003, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Set forth below is a summary of consolidated net investment income for the years ended December 31 2004, 2003 and 2002 (in thousands):

                                                                                 Predecessor Basis
                                                                             ------------------------
                                                              May 1, 2003    January 1, 2003
                                                                  to               to
                                                    2004   December 31, 2003 April 30, 2003    2002
                                                   ------- ----------------- --------------- --------
Fixed maturity:
   Bonds.......................................... $63,484      $30,074          $25,985     $ 92,003
   Redeemable preferred stock.....................       4            3                8          473
Equity securities:
   Common Stocks..................................     318          381               35          739
   Nonredeemable preferred stocks.................      17           15               --           25
Mortgage loans on real estate.....................  30,121       24,305           17,088       60,553
Policy Loans......................................   3,010        2,321            1,091        3,453
Short-term investments............................     779          137              704        2,407
Other investments.................................   1,572        1,184            1,122         (141)
                                                   -------      -------          -------     --------
Gross investment income...........................  99,305       58,420           46,033      159,512
                                                   -------      -------          -------     --------
Less:
Net investment income from discontinued operations      --           --                6           40
Investment expenses...............................   1,749        1,095              734        2,626
                                                   -------      -------          -------     --------
Net investment income from continuing operations.. $97,556      $57,325          $45,293     $156,846
                                                   =======      =======          =======     ========

   Realized gains (losses) on securities disposed of during the years ended December 31, 2004, 2003 and 2002 consisted of the following (in thousands):

                                                                                  Predecessor Basis
                                                                              ------------------------
                                                               May 1, 2003    January 1, 2003
                                                                   to               to
                                                     2004   December 31, 2003 April 30, 2003    2002
                                                   -------  ----------------- --------------- --------
Fixed maturity securities:
   Gross realized gains........................... $ 2,215       $ 2,817          $13,966     $  7,050
   Gross realized losses..........................  (1,873)       (1,994)          (5,388)     (19,824)
Equity securities:
   Gross realized gains...........................   1,681            --               --        7,862
   Gross realized losses..........................      --            --               --      (13,655)
Other investments.................................  (2,140)         (361)           1,926        8,472
                                                   -------       -------          -------     --------
Net realized (losses) gains....................... $  (117)      $   462          $10,504     $(10,095)
                                                   =======       =======          =======     ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Sales of investments in securities, excluding maturities and calls resulted in the following (in thousands):

                                                                                 Predecessor Basis
                                                                              -----------------------
                                                               May 1, 2003    January 1, 2003
                                                                   to               to
                                                     2004   December 31, 2003 April 30, 2003    2002
                                                   -------  ----------------- --------------- -------
Gross realized gains.............................. $ 3,896       $ 2,797          $13,966     $ 6,003
Gross realized losses.............................  (1,873)       (1,994)          (5,388)     (4,116)
                                                   -------       -------          -------     -------
Net realized gains................................ $ 2,023       $   803          $ 8,578     $ 1,887
                                                   =======       =======          =======     =======

   No investments were written down to recognize other-than-temporary impairment during the year ended December 31, 2004 or the period from May 1, 2003 to December 31, 2003. During the period from January 1, 2003 to April 30, 2003, several investments were written down by a total of $2,913,000 due to other-than-temporary declines in market value. During 2002, several investments were written down by a total of $14,682,000 due to other-than-temporary declines in market value. These write-downs were recognized in realized gains (losses).

   There were no non-income producing investments at December 31, 2004 or 2003.

4. Investment Contracts

   The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits, contract account balances and separate accounts in the consolidated balance sheets) at December 31, 2004 and 2003 are as follows (in thousands):

                                                           2004                  2003
                                                   --------------------- ---------------------
                                                    Carrying    Fair      Carrying    Fair
                                                     Amount     Value      Amount     Value
                                                   ---------- ---------- ---------- ----------
Guaranteed investment contracts................... $  134,860 $  134,860 $  225,828 $  225,828
Flexible and single premium deferred annuities....  1,163,146  1,078,768    898,170    839,127
Separate accounts.................................     19,437     18,843     72,543     71,809
                                                   ---------- ---------- ---------- ----------
Total investment-type insurance contracts......... $1,317,443 $1,232,471 $1,196,541 $1,136,764
                                                   ========== ========== ========== ==========

   Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

   The Company issues fixed, deferred annuity contracts with an enhanced yield in the first contract year. The enhanced yield is recognized as part of the liability as additional interest is credited in the first year. The additional interest is deferred and amortized using the same methodology and assumptions used to amortize capitalized acquisition costs. As of December 31, 2004, $1,827,000 in sales inducements had been deferred and an unamortized balance of $553,000 remained.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company has a lease agreement for a marketing and sales office in Kansas City, Missouri, and a lease for office equipment. The office lease contains two optional five-year renewal terms. Rental expense amounted to $314,000 and $152,000 during the year ended December 31, 2004 and the period from May 1, 2003 to December 31, 2003, respectively. As of December 31, 2004, the minimum future payments under these noncancelable operating leases for each of the next five years are as follows (in thousands):

           2005.............................................. $  334
           2006..............................................    368
           2007..............................................    385
           2008..............................................    189
           2009..............................................     --
                                                              ------
                                                              $1,276
                                                              ======

   Total outstanding commitments to fund mortgage loans at December 31, 2004 and 2003 were $15,150,000 and $6,750,000, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2004 and 2003, the Company accrued $653,000 and $820,000, respectively, for guaranty fund assessments. At December 31, 2004 and 2003, a related asset of $480,000 and $593,000, respectively, was recorded to approximate future reductions in premium taxes in certain states. The net liability for guaranty fund assessments decreased by $19,000 during the year ended December 31, 2004, decreased by $48,000 in the period from May 1, 2003 to December 31, 2003 and increased by $26,000 in the period from January 1, 2003 to April 30, 2003. The net liability for guaranteed fund assessments increased by $149,000 for the year ended December 31, 2002.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2004 and 2003, the Company accrued $106,000 and $142,000, respectively, which it feels is sufficient to cover any future liabilities related to this remediation. The Company is party to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, these matters will not have a material adverse effect on the operations or financial position of the Company.

6. Property, Equipment and Software

   A summary of property, equipment and software and their respective depreciation rates is as follows:

                                                       Rate of
                                                     Depreciation  2004  2003
                                                     ------------ -----  ----
  Leasehold improvements............................      20%     $ 110  $110
  Equipment and software............................      25%       502   495
  Less accumulated depreciation.....................               (169)  (53)
                                                                  -----  ----
                                                                  $ 443  $552
                                                                  =====  ====

5. Commitments and Contingencies

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

7. Federal Income Taxes


   Prior to May 1, 2003, the Company and its subsidiaries filed a consolidated tax return. After May 1, 2003, the Company is included in the consolidated tax return of LLIC. Net federal income taxes (or benefits) are to be allocated between the companies included in the consolidation based upon the provisions of a written agreement approved by the Board of Directors. In general, under this agreement, allocation is based upon separate return calculations with current credit for net losses utilized by the consolidated group. As part of this tax sharing agreement, the Company recorded a receivable from an affiliate of $1,931,000 and $3,776,000 that is included in current income taxes receivable at December 31, 2004 and 2003, respectively.

   The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31, 2004, 2003 and 2002 are as follows (in thousands):

                                                                                  Predecessor Basis
                                                                               -----------------------
                                                                May 1, 2003    January 1, 2003
                                                                    to               to
                                                      2004   December 31, 2003 April 30, 2003    2002
                                                    -------  ----------------- --------------- -------
Current............................................ $ 1,671       $(5,878)         $   698     $(8,609)
Deferred:
   Deferred policy acquisition costs...............   8,962         4,540            1,742      13,934
   Future policy benefits..........................  (4,110)        1,021            4,135         305
   Accrual of discount.............................    (116)          156               --         320
   Tax on realized gains greater than book.........   3,917          (971)             287      (1,155)
   Employee benefit plan...........................     549         4,684              412        (705)
   Value of business acquired......................  (1,886)         (925)              --          --
   Tax carryforwards...............................  (1,545)       (7,048)              --          --
   Other, net......................................  (2,686)         (182)          (6,715)      4,406
                                                    -------       -------          -------     -------
                                                      3,085         1,275             (139)     17,105
                                                    -------       -------          -------     -------
Total income tax expense (benefit).................   4,756        (4,603)             559       8,496
Less income tax (benefit) expense from discontinued
  operations.......................................      --            --             (205)        434
                                                    -------       -------          -------     -------
Total income tax expense (benefit) from continuing
  operations....................................... $ 4,756       $(4,603)         $   764     $ 8,062
                                                    =======       =======          =======     =======

   The Company did not record any valuation allowances against deferred tax assets at December 31, 2004 and 2003 because management believes it is more likely than not that such assets will be realized.

   Total income taxes vary from the amounts computed by applying the federal income tax rate of 35% to income before income tax expense for the following reasons for the years ended December 31, 2004, 2003 and 2002 (in thousands):

                                                                                     Predecessor Basis
                                                                                   ----------------------
                                                                    May 1, 2003    January 1, 2003
                                                                        to               to
                                                          2004   December 31, 2003 April 30, 2003   2002
                                                        -------  ----------------- --------------- ------
Application of statutory rate to income before taxes on
  income............................................... $ 6,139       $(4,616)         $2,238      $8,032
Alternative minimum tax................................     105            --                          --
Sale of subsidiary.....................................      --            --            (977)         --
Adjustment to prior year tax estimates.................  (1,556)           --            (137)         --
Other..................................................      68            13            (565)        464
                                                        -------       -------          ------      ------
                                                        $ 4,756       $(4,603)         $  559      $8,496
                                                        =======       =======          ======      ======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The significant components comprising the Company's deferred income tax assets and liabilities as of December 31, 2004 and 2003 are as follows (in thousands):

                                                          2004      2003
                                                        --------  --------
     Deferred income tax assets:
        Reserve for future policy benefits............. $ 18,062  $ 13,952
        Unrealized investment losses...................       --     1,547
        Tax carryforwards..............................    8,593     7,048
        Accrued expenses...............................   10,928    11,403
        Other..........................................    1,795        --
                                                        --------  --------
     Total deferred income tax assets..................   39,378    33,950
     Deferred income tax liabilities:
        Deferred policy acquisition costs..............  (10,428)   (1,466)
        Unrealized investment gains....................   (3,107)       --
        Value of business acquired.....................  (13,400)  (15,285)
        Investments....................................  (13,128)   (9,211)
        Other..........................................       --      (934)
                                                        --------  --------
     Total deferred income tax liability...............  (40,063)  (26,896)
                                                        --------  --------
     Net deferred income tax (liability) asset......... $   (685) $  7,054
                                                        ========  ========

   The Company's net operating loss carryforward available to offset future taxable income totals $18,305,000 and expires December 31, 2018 through December 31, 2019. The Company's capital loss carryforward totals $5,947,000 and expires December 31, 2009. The Company's alternative minimum tax carryforward totals $105,000 and has no expiration.

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The policyholders' surplus of the Company approximates $87.1 million. The Company has no present plan for distributing the amount in policyholders' surplus. Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30.5 million.

   Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $62.3 million at December 31, 2004.

8. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company had a trusteed employee retirement plan for the benefit of salaried employees who reached age 21 and completed one year of service. The plan, which was administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provided for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA group pension investment contract. On May 1, 2003, this plan was frozen and Comerica became the new trustee of the plan. On September 30, 2003, the plan was merged into the Pension Plan for United States Dollar-Based Employees of Royal Bank of Canada and Affiliates (the "Dollar-based Plan").

   The following table sets forth the plan's funded status at December 31, 2004 and 2003. The funded status at December 31, 2004 represents the Company's portion of the Dollar-based Plan (in thousands):

                                                             2004     2003
                                                           -------  --------
   Change in benefit obligations:
      Benefit obligation at beginning of year............. $68,615  $ 76,788
      Service cost........................................      80       523
      Interest cost.......................................   3,940     4,504
      Impact of sale and related transactions*............      --   (12,216)
      Actuarial (gains) losses............................    (388)    2,970
      Benefits paid.......................................  (4,888)   (3,954)
                                                           -------  --------
   Benefit obligation at end of year......................  67,359    68,615

   Change in plan assets:
      Fair value of plan assets at beginning of year......  74,259    82,069
      Assets transferred to other plan*...................      --   (10,539)
      Actual return on plan assets........................   5,983     6,683
      Benefits paid.......................................  (4,888)   (3,954)
                                                           -------  --------
   Fair value of plan assets at end of year...............  75,354    74,259
                                                           -------  --------
   Funded status of the plan..............................   7,995     5,644
   Unrecognized net actuarial gain........................  (1,117)     (230)
                                                           -------  --------
   Prepaid pension cost................................... $ 6,878  $  5,414
                                                           =======  ========

--------
  *Plan assets and benefit obligations were reduced in 2003 as a result of the transfer of participants to other plans controlled by Generali.

   Net pension cost included the following components for the years ended December 31, 2004, 2003 and 2002:

                                                                     Predecessor Basis
                                                     2004     2003         2002
                                                   -------  -------  -----------------
Service cost--benefits earned during the period... $    80  $   523      $  1,426
Interest cost on projected benefit obligation.....   3,940    4,504         5,096
Actual return on plan assets......................  (5,983)  (6,683)        6,945
Net amortization and deferral.....................     499    1,974       (14,779)
                                                   -------  -------      --------
Net pension (benefit) cost........................ $(1,464) $   318      $ (1,312)
                                                   =======  =======      ========

   The pension plan's weighted-average asset allocations are as follows:

                                                    September 30, September 30,
                                                        2004          2003
                                                    ------------- -------------
 Equity securities.................................       62%           60%
 Fixed income securities...........................       37%           39%
 Other.............................................        1%            1%
                                                         ---           ---
    Total..........................................      100%          100%
                                                         ===           ===

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Included in plan assets is a group pension investment contract which was issued by the Company. This contract balance was $37,646,000 and $39,831,000 at September 30, 2004 and September 30, 2003, respectively.

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures which was last amended in December 2001. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                                          Low Target High
                                                          --- ------ ----
       Fixed income securities........................... 25%   40%   55%
       Equity securities................................. 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign equity securities is 35% and 25%, respectively.

  Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for former senior executive officers, the chairman, and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not pre-funded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan. This plan was frozen effective September 30, 2003.

   Previously, the Company also had a deferred compensation plan for the Company's former managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:

                                                          2004      2003
                                                        --------  --------
     Change in benefit obligations:
        Benefit obligation at beginning of year........ $ 25,009  $ 17,112
        Service cost...................................       --        59
        Interest cost..................................    1,450     1,358
        Impact of sale and related transactions*.......       --     7,487
        Actuarial losses...............................      206       723
        Benefits paid..................................   (2,007)   (1,730)
                                                        --------  --------
     Benefit obligation at end of year................. $ 24,658  $ 25,009
                                                        ========  ========
     Funded status of the plan (underfunded)........... $(24,658) $(25,009)
     Unrecognized net actuarial loss...................      929       723
                                                        --------  --------
                                                        $(23,729) $(24,286)
                                                        ========  ========
     Accrued benefit liability......................... $(24,658) $(25,009)
     Minimum pension liability.........................      929       723
                                                        --------  --------
     Net amount recognized............................. $(23,729) $(24,286)
                                                        ========  ========

--------
  *Plans included change of control provisions which were triggered by the sale of the Company resulting in increases in the benefit obligation for certain participants.

   Net pension cost included the following components for the years ended December 31, 2004, 2003 and 2002 (in thousands):

                                                                   Predecessor
                                                                      Basis
                                                      2004   2003     2002
                                                     ------ ------ -----------
  Interest cost on projected benefit obligation..... $1,450 $1,358   $1,145
  Service cost--benefits earned during the period...     --     59      347
  Net amortization and deferral.....................     --    197      566
  Special termination benefit charge................     --     --      127
                                                     ------ ------   ------
  Net pension cost.................................. $1,450 $1,614   $2,185
                                                     ====== ======   ======

   The Company has a deferred compensation plan for senior executive officers. This plan was frozen effective May 1, 2003. This program is not qualified under
Section 401(a) of the Internal Revenue Code. Eligible participants could defer a portion of his or her salary and/or annual bonus. Amounts deferred earn interest at the Company's average investment rate. At December 31, 2004 and 2003, the Company carried a liability of $1,658,000 and $2,420,000 for this plan.

   The Company established a rabbi trust for certain of the supplemental retirement and deferred compensation plans described above. At December 31, 2004 and 2003, the trust held assets with a market value of $25,106,000 and $24,799,000, respectively, that is included in other invested assets in the accompanying balance sheets.

   The Company established a deferred compensation plan for senior executive officers during 2003 under which eligible participants may defer a portion of special compensation that was otherwise due upon the sale of the Company in 2003. The program is not qualified under Section 401(a) of the Internal Revenue Code and is unfunded. At December 31, 2004 and 2003, the Company carried a liability of $1,098,000 and $1,037,000, respectively, for this plan.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Savings and Investment Plan

   The Company had a savings and investment plan qualifying under Section 401(k) of the Internal Revenue Code. The Company made matching contributions in varying amounts. The Company's matching contributions amounted to $234,000 during the period from January 1, 2003 to April 30, 2003 and $803,000 in 2002. This plan was frozen on May 1, 2003.

   On November 1, 2003, this plan was merged into the RBC-U.S.A. Retirement and Savings Plan (the "RBC Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The RBC Plan includes both a fixed and discretionary match contribution features. The discretionary match contribution component of the RBC Plan allows the Company to make an annual discretionary contribution based on Company performance. Expense related to this component was approximately $2,000 for the year ended December 31, 2004 and $48,000 for the period from May 1, 2003 to December 31, 2003. The fixed match component of the RBC Plan allows employees to contribute and the Company will make a matching contribution of up to 6% for 2004 and 3% for 2003 of the employees' compensation. The Company's matching contribution may be changed at the discretion of the Board of Directors. Expense related to this component was $96,000 for the year ended December 31, 2004 and $123,000 for the period from May 1, 2003 to December 31, 2003.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsored an unfunded defined benefit health care plan that provided postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan was contributory, with retiree contributions adjusted annually, and contained other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipated a future cost-sharing arrangement with retirees that was consistent with the Company's past practices. This plan was frozen on May 1, 2003 and was merged into the RBC Liberty Employee Health Benefit Plan on September 30, 2003.

   The following table presents the plan's funded status as of December 31, 2004 and 2003 (in thousands).

                                                          2004      2003
                                                        --------  --------
     Change in benefit obligations:
        Projected benefit obligation at beginning of
          year......................................... $ 12,554  $ 11,782
        Service cost...................................        5        41
        Interest cost..................................      689       753
        Impact of sale and related transactions........       --     1,079
        Actuarial (gains) losses.......................     (351)      290
        Benefits paid..................................   (1,636)   (1,391)
                                                        --------  --------
     Projected benefit obligation at end of year....... $ 11,261  $ 12,554
                                                        ========  ========

     Funded status of the plan (underfunded)........... $(11,261) $(12,554)
     Unrecognized net actuarial (gain) loss............      (61)      290
                                                        --------  --------
     Accrued pension cost.............................. $(11,322) $(12,264)
                                                        ========  ========
     Accrued benefit liability......................... $ 11,322  $ 12,264
                                                        ========  ========

   The Medicare Prescription Drug, Improvement and Modernization Act (the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the defined benefit health care plan has been reduced by $703,000 to account for estimated future subsidies the company will receive under the Act.

   Net periodic postretirement benefit cost includes the following components for the years ended December 31, 2004, 2003 and 2002 (in thousands):

                                                                 Predecessor
                                                                    Basis
                                                       2004 2003    2002
                                                       ---- ---- -----------
    Interest cost..................................... $689 $753   $  770
    Service cost......................................    5   41      118
    Amortization......................................   --  145      436
                                                       ---- ----   ------
    Net periodic benefit cost recognized in expense... $694 $939   $1,324
                                                       ==== ====   ======

   Following are the assumed health care cost trend rates:

                                                           2004  2003  2002
                                                           ----  ----  ----
   Health care cost trend rate assumed for next year...... 11.4% 12.2% 13.0%
   Ultimate trend rate....................................  5.0%  5.0%  5.0%
   Year ultimate trend rate to be attained................ 2012  2012  2009

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                            1%       1%
                                                         Increase Decrease
                                                         -------- --------
      Effect on total service and interest costs........   $ 14    $ (14)
      Effect on postretirement benefit obligation.......    239     (227)

Assumptions Used to Develop Amounts Reported

   Following are the assumptions used to determine the benefit obligations:

                                                                      December 31, 2004
                                                   -------------------------------------------------------
                                                        Pension         Non-Qualified          Other
                                                         Plan               Plans             Benefits
                                                   -----------------  -----------------  -----------------
Discount rate.....................................       6.00%              6.00%              6.00%
Rate of compensation increase.....................       3.50%              4.75%               N/A
Measurement date.................................. September 30, 2004 September 30, 2004 September 30, 2004

                                                                      December 31, 2003
                                                   -------------------------------------------------------
                                                        Pension         Non-Qualified          Other
                                                         Plan               Plans             Benefits
                                                   -----------------  -----------------  -----------------
Discount rate.....................................       6.00%              6.00%              6.00%
Rate of compensation increase.....................       3.50%              4.75%               N/A
Measurement date.................................. September 30, 2003 September 30, 2003 September 30, 2003

                                                                      December 31, 2002
                                                   -------------------------------------------------------
                                                        Pension         Non-Qualified          Other
                                                         Plan               Plans             Benefits
                                                   -----------------  -----------------  -----------------
Discount rate.....................................       6.75%              6.75%              6.75%
Rate of compensation increase..................... Graded 6.25%-2.25%       4.00%               N/A
Measurement date.................................. December 31, 2002  December 31, 2002  December 31, 2002

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Following are the weighted average assumptions used to determine the net periodic benefit cost:

                                                               December 31, 2004
                                                   -----------------------------------------
                                                        Pension       Non-Qualified  Other
                                                         Plan             Plans     Benefits
                                                   ------------------ ------------- --------
Discount rate.....................................       6.00%            6.00%      6.00%
Expected long-term rate of return on plan assets..       7.00%             N/A        N/A
Rate of compensation increase.....................       3.50%             N/A        N/A

                                                               December 31, 2003
                                                   -----------------------------------------
                                                        Pension       Non-Qualified  Other
                                                         Plan             Plans     Benefits
                                                   ------------------ ------------- --------
Discount rate.....................................       6.42%            6.42%      6.42%
Expected long-term rate of return on plan assets..       7.00%             N/A        N/A
Rate of compensation increase.....................       3.50%             N/A        N/A

                                                               December 31, 2002
                                                   -----------------------------------------
                                                        Pension       Non-Qualified  Other
                                                         Plan             Plans     Benefits
                                                   ------------------ ------------- --------
Discount rate.....................................       7.25%            7.25%      7.25%
Expected long-term rate of return on plan assets..       8.00%             N/A        N/A
Rate of compensation increase..................... Graded 6.25%-2.25%     4.75%       N/A

   To develop the expected long-term rate of return on assets assumption, the Company considered the current level of expected return on risk-free investments (primarily government bonds), the historical level of the risk premium associated with the other asset classes in which the portfolio is invested and the expectations for future returns of each asset class. The expected return for each asset class was then weighted based on the target asset allocation to develop the expected long-term rate of return on assets assumption for the portfolio.

Cash Flows

   The following benefit payments, which reflect expected future service are expected to be paid (in thousands):

                                                             Subsidies
                              Pension Non-Qualified  Other     under
                               Plan       Plans     Benefits  the Act
                              ------- ------------- -------- ---------
         2005................ $ 4,950    $ 1,969     $1,158    $ (94)
         2006................   5,000      1,970      1,151      (93)
         2007................   5,050      1,978      1,138      (92)
         2008................   5,100      2,008      1,110      (90)
         2009................   5,150      2,021      1,070      (86)
         2010-2014...........  26,520     10,105      4,739     (383)

   No contributions are expected to be made to the Dollar-based Plan, while $1,969,000 is expected to be paid with respect to the non-qualified pension plans and $1,158,000 is expected to be paid with respect to the other post-retirement benefit plans in 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

9. Reinsurance

   Prior to the acquisition by LLIC, the Company actively solicited reinsurance from other companies. As described more fully in Note 1, the Company continues to assume reinsurance business that is fully ceded to its former owner until such time that these treaties are novated and the Company will no longer be a party to the treaty. The Company cedes portions of the insurance it writes as described in the next paragraph.

   The effect of reinsurance on premiums earned from continuing operations for the years ended December 31, 2004, 2003 and 2002 is as follows (in thousands):

                                                           Predecessor Basis
                                                       -------------------------
                                          May 1, 2003  January 1, 2003
                                              to             to
                                 2004    December 2003 April 30, 2003     2002
                               --------  ------------- --------------- ---------
Direct........................ $ 36,027    $  22,536      $ 16,961     $  73,380
Assumed.......................   32,914      253,664       129,628       336,462
Ceded.........................  (48,597)    (266,937)      (57,772)     (148,724)
                               --------    ---------      --------     ---------
Total net premium............. $ 20,344    $   9,263      $ 88,817     $ 261,118
                               ========    =========      ========     =========

   The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. As of December 31, 2004, the Company had ceded to other life insurance companies individual life insurance in force of approximately $10.4 billion.

   At December 31, 2004, the Company ceded $74,208,000 of policy and claim reserves to Generali, the Company to which all assumed business is retroceded. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

10. Related-Party Transactions

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members including finance, investments, legal, human resources and other corporate functions. These costs are allocated based upon a cost sharing agreement. During the year ended December 31, 2004 and the period from May 1, 2003 to December 31, 2003, the Company expensed $11,550,000 and $13,688,000, respectively, of costs related to the cost sharing agreement. At December 31, 2004, the Company recorded payables to affiliates of $1,706,000 related to this agreement. At December 31, 2003, the Company recorded payables to affiliates of $120,000 related to this agreement.

   As discussed in Note 8, the Company's employees participate in the RBC Liberty Employee Health Benefit Plan. All claims paid by this plan are paid by LLIC and then reimbursed. At December 31, 2003, the Company owed LLIC $1,257,000 for such claims.

   During 2004, the Company executed a promissory note under which the Company may advance up to $30 million to its parent, LLIC. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. The Company advanced $5,000,000 under this promissory note during 2004. This amount was repaid with $10,000 interest. At December 31, 2004, no amounts were outstanding under this promissory note.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Also, during 2004, the Company executed a promissory note under which LLIC may advance up to $30 million to the Company. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note during 2004.

   Prior to the sale to LLIC, the Company reimbursed Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in the period from January 1, 2003 to April 30, 2003 or for the year ended December 31, 2002.

   Prior to the sale to LLIC, the Company retroceded a portion of the life insurance it assumed to Generali. In accordance with this agreement, the Company ceded premiums of $131,000 during the period from January 1, 2003 to April 30, 2003. The Company ceded premiums of $555,000 in 2002. The Company ceded no claims during 2003 or 2002.

   In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $417,000 and $3,000,000 in account balances were ceded to Generali during the period from January 1, 2003 to April 30, 2003 and the year ended December 31, 2002, respectively, and Generali loaned such amounts back to the Company. The account balance ceded and loaned back at December 31, 2002 was $125 million. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $148,000, for the period from January 1, 2003 to April 30, 2003 and $1,456,000 for the year ended December 31, 2002.

11. Stockholder's Equity

   The changes in net unrealized gains (losses) that have been included in the balance sheet caption "accumulated other comprehensive income (loss)" in stockholder's equity are summarized for the year ended December 31, 2004 and the periods from May 1, 2003 to December 31, 2003 and January 1, 2003 to April 30, 2003 as follows (in thousands):

                                                                        Predecessor Basis
                                                                    ------------------------
                                                     May 1, 2003    January 1, 2003
                                                         to               to
                                           2004   December 31, 2003 April 30, 2003    2002
                                         -------  ----------------- --------------- --------
Net unrealized gains (losses) on
  securities:
   Fixed maturities..................... $ 7,333       $(6,345)        $ 31,472     $ 40,456
   Equity securities....................   3,352         3,888           (3,558)      (4,039)
   Securities held in separate account..      --        (1,676)           2,557        3,479
   Other................................   1,748         1,379             (760)      (1,036)
                                         -------       -------         --------     --------
Net unrealized gains (losses)...........  12,433        (2,754)          29,711       38,860
Net minimum pension liability...........    (929)         (723)              --           --

Adjustment to deferred policy
  acquisition costs.....................    (193)         (944)         (17,468)     (15,222)
Adjustment to unearned revenue reserve..      --            --              739          798
Deferred income taxes...................  (3,107)        1,547           (4,544)      (8,553)
                                         -------       -------         --------     --------
Net amount recognized................... $ 8,204       $(2,874)        $  8,438     $ 15,883
                                         =======       =======         ========     ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

12. Discontinued Operations

   In October of 1999, the Company adopted a plan to dispose of its workplace benefit (group) insurance line of business. Accordingly, the group line of business was considered a discontinued operation during the year ended 1999, and the consolidated statements of operations for 2003 and 2002 separately reported the operating results of the discontinued operations, net of related income taxes. Income (loss), net of taxes, for this line of business amounted to $(380,000) and $307,000 with revenues of $6,000 and $311,000, for the period from January 1, 2003 to April 30, 2003 and for year ended December 31, 2002, respectively.

   The Company reached an agreement to sell the group line of business in January 2000 and closed the sale effective June 30, 2000. During 2000, the Company realized a gain on the disposal of this line of business, net of income taxes, of $14,871,000 and deferred an additional $2,000,000 of gain that was attributable to the estimated profit on in-force business that is 100% ceded to the purchaser. During 2002, the Company amortized $500,000 of the original deferral resulting in gains of $325,000, net of income taxes. There is no remaining deferral of the original gain. During 2003, the Company novated substantially all of the policies in the group line of business to the Company that previously reinsured 100% of the business.

   In December of 2001, the Company adopted a plan to liquidate its wholly owned subsidiary BMA Financial Services, Inc. ("BMAFS"). The Company liquidated BMAFS on December 31, 2002. Accordingly, the BMAFS line of business was considered a discontinued operation during the year ended 2001 and the consolidated statement of operations for 2002 separately reported the operating results of the discontinued operations, net of related income taxes. Income (losses), net of income taxes, for this line of business amounted to $173,000 with revenues of $238,000, for the year ended December 31, 2002.

                                  * * * * * *

                                     PART C

                                OTHER INFORMATION

Item 27.  Exhibits

(a) Board of Directors Resolution Authorizing the establishment of Registrant.*

(b) Not Applicable

(c)(i) Principal Underwriters Agreement+++ (ii) Selling Agreement+++

(d)(i) Flexible Premium Adjustable Variable Life Insurance Policy+
  (ii) Accelerated Death Benefit Rider+
 (iii) Guaranteed Minimum Death Benefit
       Rider+
  (iv) Form of Fund Facilitation Fee Rider

(e)     Application for Flexible Premium Adjustable Variable Life Insurance
        Policy+

(f)(i) Articles of Incorporation of Business Men's Assurance Company of America++++
   (ii) By-Laws of Business Men's Assurance Company of America++++

(g) Reinsurance Agreement (to be filed by amendment)

(h)(i)(a)Form of Fund Participation Agreement among Variable Insurance
         Products Fund, Fidelity Distributors Corporation and the Company***
      (b)Form of Fund Participation Agreement among Variable Insurance
         Products Fund, Fidelity Distributors Corporation and the Company
    (ii) Form of Fund Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and the Company**
 (iii)(a)Form of Fund Participation Agreement between Janus Aspen Series and the Company ++
      (b)Form of Fund Participation Agreement between Janus Aspen Series and the Company
     (iv) Form of Fund Participation Agreement by and between American Century Investment Services, Inc. and the Company**
     (v) Form of Fund Participation Agreement between Dreyfus Stock Index Fund, Inc., Dreyfus Variable Investment Fund and the Company ++
    (vi) Form of Fund Participation Agreement among INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc. and the Company**
   (vii) Form of Fund Participation Agreement between Lazard Retirement Series Inc. and the Company ++
  (viii) Form of Fund Participation Agreement between the Company and Lord Abbett Series Fund, Inc.
     (ix)Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and the Company
     (x) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, and The Vanguard Group, Inc. and Vanguard Marketing Corporation and the Company
   (xi) Form of Amendment to Fund Participation Agreement between the Company and Dreyfus Stock Index Fund, Inc. and Dreyfus Investment Portfolios, and Dreyfus Variable Investment Fund
   (xii) Form of Participation Agreement among AIM Variable Insurance Funds,
         A I M Distributors, Inc. and the Company

(i) Form of Administrative Services Agreement

(j) Not Applicable

(k) Opinion of Counsel

(l) Not Applicable

(m) Not Applicable

(n) Consents of Independent Registered Public Accounting Firms

(o) Not Applicable

(p) Not Applicable

(q) Not Applicable

*Incorporated   herein  by   reference   to  Form  S-6   (File  No.   333-52689)
electronically filed on May 14, 1998.

**Incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333- 52689) electronically filed on August 28, 1998.

***Incorporated herein by reference to Pre-Effective Amendment No. 3 (File No. 333- 52689) electronically filed on May 1, 2000.

+ Incorporated herein by reference to Registration's Form N-6 (File No. 333-104246) electronically filed on April 2, 2003.

++ Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-6 (File No. 333-52689) electronically filed on April 30, 2003.

+++ Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 (File No. 333-104246) electronically filed on August 22, 2003.

++++ Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 (File No. 333-104246) electronically filed on April 30, 2004.

Item 28.  Directors and Officers

The following are the names and principal business addresses and positions and offices of the individuals with BMA who are engaged directly or indirectly with the business of the Separate Account and the executive officers of BMA:


Name and                                          Positions and
Principal                                         Offices with
Business Address                                  Depositor
----------------                                  --------------


Neil D. Skelding***.......................... Chairman  of the Board and Director

R. David Black*.............................. Director,  President and Chief Executive  Officer

Michael K. Deardorff**......................  Director, Senior Vice President -- Variable and Fixed Products

Guy H. Smith, III*..........................  Vice President, Finance and Treasurer

Ronald A. DeCicco**.........................  Vice President, Sales & Marketing, Variable and Fixed Products

Douglas W. Kroske*..........................  Vice President, Investments

John R. Obermeier, III*.....................  Vice President and Chief Actuary

David Attaway*..............................  Financial Reporting Officer & Assistant Treasurer

Marilyn Bailey**............................  Director, Variable Operations

Calvin D. Cherry**..........................  Director of Pricing & Illustration Actuary

Robert T. Coleman, III*.....................  Counsel and Secretary

Tracey L. Estes**...........................  Director -- Variable Product Sales

Christian G. Jefferson*.....................  Assistant Counsel and Assistant Secretary and
                                              Chief Privacy Officer

Connie R. Hill*.............................  Investment Compliance Officer

Richard LaVista**...........................  National Sales Manager

Patricia M. Nichols*........................  Assistant Treasurer

Judith J. Orth**............................  Director, Markting

Leigh A. Pagan*.............................  Director, Tax

Mary Ellen Ridgley**........................  Director, Compliance

Mark S. Wessel*.............................  Designated Anti-Money Laundering Officer
--------------

     * Principal business address is 2000 Wade Hampton Boulevard, Greenville, SC
29615-1064.

     ** Principal business address is 2300 Main Street, Suite 450, Kansas City,
MO 64108-4600.

     *** Principal business address is 6880 Financial Drive, Tower 1,
Mississauga, ON L5N7Y5.


Item 29.  Persons Controlled by or Under Common Control with
          Depositor or Registrant

The Company organizational chart was filed as Exhibit 14 in Pre-Effective Amendment No. 1 to Form N-4, File No. 333-104881 and is incorporated herein by reference.

Item 30.  Indemnification

The Bylaws of the Company (Article IV) provide that:

Section 1: Indemnification. Each person who is or was a Director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the Corporation as a right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a Director, officer or employee of the Corporation, or if serving at the request of the Corporation, as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this Bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnifications with respect to the same or different persons or classes of persons.

Without limiting the foregoing, the Corporation is authorized to enter into an agreement with any Director, officer or employee of the Corporation providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, that arises by reason of the fact that such person is or was a Director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a Director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, whether or not such indemnification would otherwise be provided for in this Bylaw, except that no such agreement shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriters

(a) Tamarack Distributors Inc. currently serves as principal underwriter for the following investment companies other than Registrant:

     Investors Mark Series Fund, Inc.
         -Balanced Portfolio
         -Global Fixed Income Portfolio
         -Growth & Income Portfolio
         -Intermediate Fixed Income Portfolio
         -Large Cap Value Portfolio
         -Large Cap Growth Portfolio
         -Mid Cap Equity Portfolio
         -Money Market Portfolio
         -Small Cap Equity Portfolio
     BMA Variable Annuity Account A
     Tamarack Funds Trust

(b) The following table sets forth certain information regarding officers and directors of Tamarack Distributors Inc.:


Name and Principal                         Positions & Offices
 Business Address                            with Underwriter
Martin A. Cramer                                  Compliance Officer
4000 West 114th Street, Suite 200
Leawood, KS 66211

Jennifer Lammers*                                 Director

Deborah J. Kermeen*                               Chief Financial Officer/Financial Operations Principal

John G. Taft*                                     Chief Executive Officer and Director

*Principal business address is 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402.

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

-----------------------------   --------------------------    --------------------------    ---------------------   -------------
(1)                             (2)                           (3)                           (4)                     (5)
-----------------------------   --------------------------    --------------------------    ---------------------   -------------


                                Net Underwriting Discounts
Name of Principal Underwriter   And Commissions               Compensation On Redemption    Brokerage Commissions   Compensation
-----------------------------   --------------------------    ---------------------------   ---------------------   -------------

Tamarack Distributors Inc.                $0                             $0                       $217,123               %0


Tamarack Distributors Inc., in turn, paid 100% of these commissions to broker-dealers and/or their registered representatives who sold the Policies.

Item 32.  Location of Accounts and Records

The Company maintains physical possession of each account book, or other document required to be maintained by Section 31(a) and the rules under that Section at 2300 Main Street, Suite 450, Kansas City, MO 64108-4600 and 2000 Wade Hampton Blvd., Greenville, SC 29615-1064.

Item 33.  Management Services

          Not Applicable

Item 34.  Fee Representation

Business Men's Assurance Company of America ("BMA") represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by BMA.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Greenville, and the State of South Carolina on the 15th day of April, 2005.


                           BMA VARIABLE LIFE ACCOUNT A
                                      (Registrant)

                         By: BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA (Depositor)


                           By:/s/MICHAEL K. DEARDORFF
                            -------------------------------------------------
                              Michael K. Deardorff
                             Sr. Vice President, Variable & Fixed Products

                         BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                         (Depositor)

                        By:/s/R. DAVID BLACK
                           -----------------------------------------------------
                           R. David Black, Director, President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                             TITLE                                  DATE
- ---------                                           -----                                  ----


/s/Neil J. Skelding*                        Director, Chairman of the Board                  4-15-05
--------------------------                                                                   -------
Neil J. Skelding


/s/R. DAVID BLACK                           Director, President and Chief                    4-15-05
--------------------------                  Executive Officer                                -------
R. David Black


/s/MICHAEL K. DEARDORFF                     Director, Sr. Vice President,                    4-15-05
-----------------------------               Variable & Fixed Products                        --------
Michael K. Deardorff



/s/Guy H. Smith, III*                       Vice President, Finance and Treasurer            4-15-05
---------------------                                                                        --------
Guy H. Smith, III



*By: /s/ROBERT T. COLEMAN, III
     --------------------------
     Attorney-in-Fact




                                      INDEX TO EXHIBITS


EX-99.(d)(iv)          Form of Fund Facilitation Fee Rider


EX-99.(h)(i)((b)       Form of Fund Participation Agreement among Variable
                       Insurance Products Fund, Fidelity Distributors
                       Corporation and the Company

EX-99.(h)(iii)         Form of Fund Participation Agreement between Janus Aspen
                       Series and the Company

EX-99.(h)(viii)        Form of Fund Participation Agreement between the Company
                       and Lord Abbett Series Fund, Inc.

EX-99.(h)(ix)          Form of Participation Agreement among T. Rowe Price
                       Equity Series, Inc., T. Rowe Price Investment Services,
                       Inc. and the Company

EX-99.(h)(x)           Form of Participation Agreement by and among Vanguard
                       Variable Insurance Fund, and The Vanguard Group, Inc. and
                       Vanguard Marketing Corporation and the Company

EX-99.(h)(xi)          Form of Amendment to Fund Participation Agreement between
                       the Company and Dreyfus Stock Index Fund, Inc. and
                       Dreyfus Investment Portfolios, and Dreyfus Variable
                       Investment Fund

EX-99.(h)(xii)         Form of Participation Agreement among AIM Variable
                       Insurance Funds, A I M Distributors, Inc. and the Company

EX-99.(i)              Form of Administrative Services Agreement

EX-99.(k)              Opinion and Consent of Counsel

EX-99.(n)              Consents of Independent Registered Public Accounting
                       Firms